As filed with the Securities and Exchange Commission on November 12, 2008.

Registration No. 333-________

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[ ] Pre-Effective Amendment No.
[ ] Post-Effective Amendment No.

PRINCIPAL FUNDS, INC.
f/k/a Principal Investors Fund, Inc.
(Exact name of Registrant as specified in charter)

680 8th Street, Des Moines, Iowa 50392-2080
(Address of Registrant's Principal Executive Offices)

515-248-3842
(Registrant's Telephone Number, Including Area Code)

Michael D. Roughton
Counsel, Principal Funds, Inc.
711 High Street, Suite 405 West
Des Moines, Iowa 50392-2080
(Name and Address of Agent for Service)

Copies of all communications to:
John W. Blouch
Dykema Gossett PLLC
1300 I Street, N.W.
Washington, D.C. 20005-3353
202-906-8714; 202-906-8669 (Fax)

Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective.

Title of Securities Being Registered: Class A, Class B, Class C, Class J, Class R-1, Class R-2, Class R-3, Class
R-4, Class R-5 and Institutional Class Shares common stock, par value $.01 per share.

No filing fee is due because an indefinite number of shares have been registered in reliance on Section 24(f)
under the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on December 12, 2008, pursuant to Rule 488.

PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

December ___, 2008

Dear Shareholder:

     A Special Meeting of Shareholders of Principal Funds, Inc. ("PFI") will be held at 680 8th Street, Des Moines, Iowa 50392-2080, on February 13, 2009 at 10 a.m., Central Time.

     At the meeting, shareholders of the Government & High Quality Bond Fund (the “Acquired Fund”) will be asked to consider and approve a Plan of Acquisition (the “Plan”) providing for the reorganization of the Government & High Quality Bond Fund into the Mortgage Securities Fund (the “Acquiring Fund”). Each of these Funds is a separate series or fund of PFI.

     Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class A, Class B, Class C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquired Fund will receive, respectively, Class A, Class B, Class C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquiring Fund. The Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on February 20, 2009. All share classes of the Acquired Fund will vote in the aggregate and not by class with respect to the Reorganization.

     The Board of Directors of PFI believes that the Reorganization will serve the best interests of shareholders of both the Acquired and Acquiring Funds. The Funds have similar investment objectives in that the Acquired Fund seeks to provide current income and the Acquiring Fund seeks to provide a high level of current income consistent with safety and liquidity. They also have broadly similar principal policies and risks in that both invest in U.S. government securities and mortgage-backed securities. However, the Acquired Fund invests principally in higher-rated U.S. government and other securities, and the Acquiring Fund invests principally in mortgage-backed and other securities which are not required to be similarly highly rated. Although the Acquiring Fund has higher advisory fees and overall expense ratios than the Acquired Fund, the Acquiring Fund has consistently outperformed the Acquired Fund since the latter Fund’s inception in December 2000. Moreover, because the Acquiring Fund is much larger than the Acquired Fund, the Reorganization may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

     The value of your investment will not be affected by the Reorganization. Furthermore, in the opinion of legal counsel, no gain or loss will be recognized by any shareholder for federal income tax purposes as a result of the Reorganization.

*****

     Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a proxy ballot for shares of the Acquired Fund you owned as of November 21, 2008, the record date for the Meeting. The Proxy Statement/Prospectus provides background information and describes in detail the matters to be voted on at the Meeting.

     The Board of Directors has unanimously voted in favor of the proposed Reorganization and recommends that you vote FOR the Proposal.

     In order for shares to be voted at the Meeting, we urge you to read the Proxy Statement/Prospectus and then complete and mail your proxy ballot(s) in the enclosed postage-paid envelope, allowing sufficient time for receipt by us by February 12, 2009.

     We appreciate your taking the time to respond to this important matter. Your vote is important. If you have any questions regarding the Reorganization, please call our shareholder services department toll free at 1-800-222-5852.

Sincerely,

Nora M. Everett President

PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the Government & High Quality Bond Fund:

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Government & High Quality Bond Fund, a separate series of Principal Funds, Inc. ("PFI"), will be held at 680 8th Street, Des Moines, Iowa 50392-2080, on February 13, 2009 at 10 a.m., Central Time. A Proxy Statement/Prospectus providing information about the following proposal to be voted on at the Meeting is included with this notice. The Meeting is being held to consider and vote on such proposal as well as any other business that may properly come before the Meeting or any adjournment thereof:

Proposal:	Approval of a Plan of Acquisition providing for the reorganization of the Government & High
Quality Bond Fund (the “Fund”) into the Mortgage Securities Fund.

The Board of Directors of PFI recommends that shareholders of the Fund vote FOR the Proposal.

     Approval of the Proposal will require the affirmative vote of the holders of at least a "Majority of the Outstanding Voting Securities" (as defined in the accompanying Proxy Statement/Prospectus) of the Fund.

     Each shareholder of record at the close of business on November 21, 2008 is entitled to receive notice of and to vote at the Meeting.

Please read the attached Proxy Statement/Prospectus.

By order of the Board of Directors

Nora M. Everett
President

December ____, 2008
Des Moines, Iowa

PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

-------------------

PROXY STATEMENT/PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 13, 2009

RELATING TO THE REORGANIZATION OF:
THE GOVERNMENT & HIGH QUALITY BOND FUND INTO
THE MORTGAGE SECURITIES FUND

     This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors (the "Board" or "Directors") of Principal Funds, Inc. ("PFI") of proxies to be used at a Special Meeting of Shareholders of PFI to be held at 680 8th Street, Des Moines, Iowa 50392-2080, on February 13, 2009, at 10 a.m., Central Time (the "Meeting").

     At the Meeting, shareholders of the Government & High Quality Bond Fund (the "Acquired Fund") will be asked to consider and approve a proposed Plan of Acquisition (the "Plan") providing for the reorganization of the Acquired Fund into the Mortgage Securities Fund (the "Acquiring Fund").

     Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the Shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the "Reorganization"). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder's shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class A, Class B, Class C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares will receive, respectively, Class A, Class B, Class C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquiring Fund. If approved by shareholders of the Acquired Fund, the Reorganization is expected to occur with respect to that Fund immediately after the close of regularly scheduled trading on the NYSE on February 20, 2009 (the "Effective Time"). All share classes of the Acquired Fund will vote in the aggregate and not by class. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and the Form of Plan of Acquisition which is attached hereto as Appendix A.

     This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of PFI contain additional information about the investments of the Acquired and Acquiring Funds, and the Annual Report contains discussions of the market conditions and investment strategies that significantly affected these Funds during the fiscal year ended October 31, 2007. Copies of these reports may be obtained at no charge by calling our shareholder services department toll free at 1-800-247-4123.

     A Statement of Additional Information dated December ___, 2008 (the "Statement of Additional Information") relating to this Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Proxy Statement/Prospectus. PFI's Prospectus, dated February 29, 2008 and as supplemented ("PFI Prospectus"), and the Statement of Additional Information for PFI, dated September 30, 2008 and as supplemented ("PFI SAI"), have been filed with the SEC and, insofar as they relate to the Mortgage Securities Fund, are incorporated by reference into this Proxy Statement/Prospectus. Copies of these documents may be obtained without charge by writing to PFI at the address noted above or by calling our shareholder services department toll free at 1-800-222-5852. You may also call our shareholder services department toll fee at 1-800-222-5852 if you have any questions regarding the Reorganization.

     PFI is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850). Such materials are also available on the SEC's EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC's Public Reference Room.

     The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/Prospectus is December_______, 2008.

INTRODUCTION

     This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Fund to provide information regarding the Plan and the Reorganization.

     Principal Funds, Inc. PFI is a Maryland corporation and an open-end management investment company registered with the SEC under the 1940 Act. PFI currently offers 71 separate series or funds (the “PFI Funds”), including the Acquired and Acquiring Funds. The sponsor of PFI is Principal Life Insurance Company (“Principal Life”), the investment advisor to the PFI Funds is Principal Management Corporation (“PMC”) and the principal underwriters for PFI are Principal Funds Distributor, Inc. (the “Distributor” or “PFD”) for all share classes, and Princor Financial Services Corporation (“Princor”) is a co-distributor with PFD for Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 (sometimes collectively referred to as the “Retirement Class”), Class J, and Institutional Class shares. Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC, PFD, and Princor are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. (“PFG”). Their address is the Principal Financial Group, Des Moines, Iowa 50392-2080.

     Investment Management. Pursuant to an investment advisory agreement with PFI with respect to the Acquired and Acquiring Funds, PMC provides investment advisory services and certain corporate administrative services to the Funds. As permitted by the investment advisory agreement, PMC has entered into sub-advisory agreements with respect to the Acquired and Acquiring Funds as follows:

Acquired Fund	Sub-Advisor
Government & High Quality Bond Fund	Principal Global Investors, LLC. (“PGI”)

Acquiring Fund	Sub-Advisor
Mortgage Securities Fund	Edge Asset Management, Inc. (“Edge”)

     PMC and each sub-advisor are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.

     PGI, 801 Grand Avenue, Des Moines IA 50392, a member company of the Principal Financial Group, is an indirect wholly-owned subsidiary of Principal Life and an affiliate of PMC.

     Edge, 601 Union Street, Suite 2200, Seattle, WA 98101, a member company of the Principal Financial Group, is a direct wholly-owned subsidiary of PMC and an affiliate of Principal Life.

THE REORGANIZATION

     At its meeting held on September 8, 2008, the Board, including all the Directors who are not “interested persons” (as defined in the 1940 Act) of PFI (the “Independent Directors”), approved the Reorganization pursuant to the Plan providing for the combination of the Acquired Fund into the Acquiring Fund. The Board concluded that the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization. The factors that the Board considered in deciding to approve the Reorganization are discussed below under “Information About the Reorganization –Board Consideration of the Reorganization.” The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to Acquired Fund shareholders of the Acquiring Fund shares; and (iii) the liquidation and termination of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the “Effective Time”). The closing date of the Reorganization is expected to be February 20, 2009. Holders of Class A, Class B, Class C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquired Fund will receive, respectively, Class A, Class B, Class C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquiring Fund. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Form of Plan of Acquisition, which is attached hereto as Appendix A.

     The Board of Directors of PFI believes that the Reorganization will serve the best interests of shareholders of both the Acquired and Acquiring Funds. The Funds have similar investment objectives in that the Acquired Fund seeks to provide current income and the Acquiring Fund seeks to provide a high level of current income consistent with safety and liquidity. They also have broadly similar principal policies and risks in that both invest in U.S. government securities and mortgage-backed securities. However, the Acquired Fund invests principally in higher-rated U.S. government and other securities, and the Acquiring Fund invests principally in mortgage-backed and other securities which are not required to be similarly highly rated. Although the Acquiring Fund has higher advisory fees and overall expense ratios than the Acquired Fund, the Acquiring Fund has consistently outperformed the Acquired Fund since the latter Fund’s inception in December 2000. Moreover, because the Acquiring Fund is much larger than the Acquired Fund, the Reorganization may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

     In the opinion of legal counsel, the Reorganization will qualify as a tax-free reorganization and, for federal income tax purposes, no gain or loss will be recognized as a result of the Reorganization by the Acquired or Acquiring Fund shareholders. See “Information About the Reorganization – Federal Income Tax Consequences.” The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See “Additional Information About the Funds – Purchases, Redemptions and Exchanges of Shares.” The Acquired Fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization other than printing, mailing, and legal costs which shall be borne by PMC. The Acquired Fund will also pay any trading costs associated with disposing of any portfolio securities of the Acquired Fund that would not be compatible with the investment objective and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible.

PROPOSAL:
APPROVAL OF A PLAN OF ACQUISITION
PROVIDING FOR THE REORGANIZATION OF THE
GOVERNMENT & HIGH QUALITY BOND FUND
INTO THE MORTGAGE SECURITIES FUND.

     Shareholders of the Government & High Quality Bond Fund (the "Acquired Fund") are being asked to approve the reorganization of the Acquired Fund into the Mortgage Securities Fund (the "Acquiring Fund").

Comparison of Acquired and Acquiring Funds

Government & High Quality Bond Fund	Mortgage Securities Fund
(Acquired Fund)	(Acquiring Fund)

Approximate Net Assets as of April 30, 2008 (unaudited):
$375,556,000	$1,544,277,000

Investment Advisor:
PMC
Sub-Advisor and Portfolio Managers:
PGI	Edge

Bryan C. Davis, CFA. Mr. Davis is a senior trader/research analyst for PGI. He is responsible for trading mortgage-backed securities and developing investment strategies related to mortgages and derivatives. Mr. Davis joined the firm in 1993 as a servicing valuation director for Principal Residential Mortgage. He then became the director of servicing hedging in 2002 before moving into his current position in 2004. Mr. Davis received a bachelor’s degree in finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Brad Fredericks. Mr. Fredericks is a portfolio manager at PGI. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. He earned a Bachelor’s degree in Finance from Iowa State University. Mr. Fredericks is a Fellow of the Life Management Institute (FLMI).

Craig V. Sosey. Mr. Sosey, Portfolio Manager of Edge, has had primary responsibility for the day-to- day management of the predecessor Short Term Income and predecessor U.S. Government Securities Funds since January 2000 and November 1998, respectively. He has been employed by Edge since May 1998. Prior to that, he was the Assistant Treasurer of California Federal Bank, where he worked for over eight years.

Investment Objective:
The Fund seeks to provide current income.	The Fund seeks to provide a high level of current income consistent with safety and liquidity.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its net assets, plus any borrowings for investment purposes) in securities that are AAA rated or issued by the U.S. government, its agencies or instrumentalities. The Fund may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor’s Corporation or Aaa by Moody’s Investor Services, Inc. or, if unrated, determined by PGI to be of equivalent quality.

The Fund invests primarily in mortgage-backed securities, including collateralized mortgage obligations. The Fund may also invest in dollar rolls, which may involve leverage.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in mortgage-backed securities, including collateralized mortgage obligations, and in other obligations that are secured by mortgages or mortgage-backed securities, including repurchase

Government & High Quality Bond Fund	Mortgage Securities Fund
(Acquired Fund)	(Acquiring Fund)

PGI seeks undervalued securities that represent good long-term investment opportunities. Securities may be sold when PGI believes they no longer represent good long-term value.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

agreements. The Fund may also invest in U.S. government securities. Certain issuers of U.S. government securities are sponsored or chartered by Congress but their securities are neither issued or guaranteed by the U.S. Treasury. The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. The Fund may use futures, options, swaps and derivative instruments to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates.

The Fund invests in mortgage securities which are believed by Edge to represent good longer term value, taking into account potential returns, prepayment and credit risk as well as deal-structure where appropriate. The Fund also invests in Treasury and Agency securities primarily for duration and liquidity management purposes.

Hedging and Other Strategies:

Each of the Funds may invest in inverse floating rate obligations, may engage in hedging transactions through the use of financial futures and options thereon and may also purchase and sell securities on a when-issued or forward commitment basis, invest in mortgage-backed securities, enter into repurchase agreements, invest in stand-by commitments, engage in swap agreements, and lend portfolio securities. Each of the Funds may invest in floating rate and variable rate obligations, including participation interests therein.

Temporary Defensive Investing:

For temporary defensive purposes in times of unusual or adverse market, economic, or political conditions, each Fund may invest up to 100% of its assets in cash and cash equivalents. In taking such defensive measures, either Fund may fail to achieve its investment objective.

Fundamental Investment Restrictions:

Each of the Funds is subject to the same fundamental investment restrictions which may not be changed without the approval of the shareholders of the Fund. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the Funds are described in the Statement of Additional Information.

Comparison of Investment Objectives and Strategies

     The investment objectives of the Acquired and Acquiring Funds are similar in that the Acquired Fund seeks to provide current income and the Acquiring Fund seeks to provide a high level of current income consistent with safety and liquidity. The Funds also have broadly similar principal policies and risks in that both invest in U.S. government securities and mortgage-backed securities. However, the Acquired Fund invests principally in U.S. government and other securities which are highly rated, and the Acquiring Fund invests principally in mortgage-backed and other securities which are not required to be similarly highly rated. In addition, the Funds differ in their use of derivatives. Although both Funds may use derivatives for hedging purposes, the Acquired Fund may also use derivatives to earn income and enhance returns or to replace more traditional direct investments.

     The investment objective of each of the Funds may be changed by the Board without shareholder approval. Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under “Certain Investment Strategies and Related Risks of the Funds” as well as in the Statement of Additional Information. The Statement of Additional Information also contains a description of bond ratings.

     The Statement of Additional Information provides further information about the portfolio manager(s) for each Fund, including information about compensation, other accounts managed and ownership of Fund shares.

Fees and Expenses of the Funds

     The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. In the Reorganization, the holders of Class A, Class B, Class C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, and Institutional Class shares of the Acquired Fund will receive, respectively, Class A, Class B, Class C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, and Institutional Class shares of the Acquiring Fund. The Acquiring Fund is first issuing Class J, Class R-1, Class R-2, Class R-3, Class R-4 and Class R-5 shares on December 15, 2008.

Shareholder Fees
(fees paid directly from your investment)

	Class A	Class B	Class C
Maximum sales charge imposed on purchases
(as a % of offering price)	4.50%(1)	None	None

Maximum Contingent Deferred Sales Charge (CDSC)
(as a % of dollars subject to charge)	1.00%(2)	5.00%(4)	1.00%(5)

Redemption or Exchange Fee
(as a % of amount redeemed/exchanged)	1.00%(3)	1.00%(3)	1.00%(3)

(1)	Sales charges are reduced or eliminated for purchases of $50,000 or more. See “Front-end sales charge –
Class A shares.”
(2)	A contingent deferred sales charge applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
(3)	Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged from one Fund to another Fund within 30 days after they are purchased.
(4)	Contingent deferred sales charges are reduced after 24 months and eliminated after 5 years.
(5)	A contingent deferred sales charge applies on certain redemptions made within 12 months.

Fees and Expenses as a % of average daily net assets

     The following table shows: (a) the ratios of expenses to average net assets of the shares of the Acquired Fund for the fiscal year ended October 31, 2007; (b) the ratios of expenses to average net assets of the Class A, Class B, Class C, and Institutional shares, and the estimated pro forma expense ratios of the Class J, Class R-1, Class R-2, Class R-3, Class R-4, and Class R-5 shares (assuming they had been outstanding during the period), of the Acquiring Fund, for the fiscal year ended October 31, 2007; and (c) the pro forma expense ratios of the shares of the Acquiring Fund for the fiscal year ending October 31, 2007 assuming that the Reorganization had taken place at the commencement of the fiscal year ended October 31, 2007.

Annual Fund Operating Expenses

					Total	Contractual	Net
		Management	12b-1	Other	Operating	Expense	Operating
		Fees	Fees	Expenses	Expenses	Reimbursement	Expenses

(a) Government & High
Quality Bond Fund
(Acquired Fund)	Class A	0.40%	0.25%	0.24%	0.89%(1)	N/A	0.89%
	Class B	0.40%	1.00%	0.39%	1.79%(1)	N/A	1.79%
	Class C	0.40%	1.00%	5.39%	6.79%(1)	5.14%(3)	1.65%
	Class J	0.40%	0.45%	0.26%	1.11%(1)	0.05%(2)	1.06%
	Class R-1	0.40%	0.35%	0.54%	1.29%(1)	N/A	1.29%
	Class R-2	0.40%	0.30%	0.46%	1.16%(1)	N/A	1.16%
	Class R-3	0.40%	0.25%	0.33%	0.98%(1)	N/A	0.98%
	Class R-4	0.40%	0.10%	0.29%	0.79%(1)	N/A	0.79%
	Class R-5	0.40%	N/A	0.27%	0.67%(1)	N/A	0.67%
	Institutional	0.40%	N/A	0.01%	0.41%(1)	N/A	0.41%

(b) Mortgage Securities Fund
(Acquiring Fund)	Class A	0.50%	0.25%	0.18%	0.93%	0.02%(4)	0.91%
	Class B	0.50%	1.00%	0.18%	1.68%	0.03%(4)	1.65%
	Class C	0.50%	1.00%	0.43%	1.93%	0.30%(4)	1.63%
	Class J	0.50%	0.45%	0.25%	1.20%	0.20%(2)	1.00%
	Class R-1	0.50%	0.35%	0.53%	1.38%	0.09%(6)	1.29%
	Class R-2	0.50%	0.30%	0.45%	1.25%	0.09%(6)	1.16%
	Class R-3	0.50%	0.25%	0.32%	1.07%	0.09%(6)	0.98%
	Class R-4	0.50%	0.10%	0.28%	0.88%	0.09%(6)	0.79%
	Class R-5	0.50%	N/A	0.26%	0.76%	0.09%(6)	0.67%
	Institutional	0.50%	N/A	0.00%	0.50%	N/A	0.50%

(c) Mortgage Securities Fund
(Acquiring Fund)
(Pro forma assuming
Reorganization)(5)	Class A	0.50%	0.25%	0.21%	0.96%	0.05%(6)	0.91%
	Class B	0.50%	1.00%	0.23%	1.73%	0.08%(6)	1.65%
	Class C	0.50%	1.00%	0.41%	1.91%	0.28%(6)	1.63%
	Class J	0.50%	0.45%	0.25%	1.20%	0.20%(2) (6)	1.00%
	Class R-1	0.50%	0.35%	0.53%	1.38%	0.09%(6)	1.29%
	Class R-2	0.50%	0.30%	0.45%	1.25%	0.09%(6)	1.16%
	Class R-3	0.50%	0.25%	0.32%	1.07%	0.09%(6)	0.98%
	Class R-4	0.50%	0.10%	0.28%	0.88%	0.09%(6)	0.79%
	Class R-5	0.50%	N/A	0.26%	0.76%	0.09%(6)	0.67%
	Institutional	0.50%	N/A	0.00%	0.50%	N/A	0.50%

(1) Expense information has been restated to reflect current fees. Effective January 1, 2008, the Class J share 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.
(2) The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Acquired Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis not to exceed 0.40% for Class J shares.
(3) PMC has contractually agreed to limit the Acquired Fund’s expenses attributable to Class C shares, and if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.65% for Class C shares.
(4) PMC has contractually agreed to limit the Acquiring Fund’s expenses attributable to Class A, B and C shares and, if necessary, pay expenses normally payable by the Fund excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.91% for Class A, 1.65% for Class B, and 1.63% for Class C shares, respectively.
(5) The costs associated with the Reorganization are not reflected in the Annual Fund Operating Expenses table.
(6) PMC has contractually agreed to limit the Acquiring Fund’s expenses attributable to Class A, Class B, Class C, Class J, Class
R-1, Class R-2, Class R-3, Class R-4, and Class R-5 shares, and if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expense (expressed as a percent of average net assets on an annualized basis) not to exceed 0.91% for Class A,
1.65% for Class B, 1.63% for Class C, 1.00% for Class J, 1.29% for Class R-1, 1.16% for Class R-2, 0.98% for Class R-3,
0.79% for Class R-4, 0.67% for Class R-5.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The costs of investing in Class B shares in the 10 year example reflect conversion of Class B shares to Class A shares after the eighth year. The examples should not be considered a representation of future expenses of the Acquired or Acquiring Fund. Actual expense may be greater or less than those shown.

If you sell your shares at the end of the period:
		1 Year	3 years	5 Years	10 Years
Government & High Quality Bond Fund
(Acquired Fund)	Class A	$537	$721	$921	$1,497
	Class B	682	963	1,170	1,868
	Class C	268	1,470	2,810	5,958
	Class J	208	348	607	1,347
	Class R-1	131	409	708	1,556
	Class R-2	118	368	638	1,409
	Class R-3	100	312	542	1,201
	Class R-4	81	252	439	978
	Class R-5	68	214	373	835
	Institutional	42	132	230	518

Mortgage Securities Fund
(Acquiring Fund)	Class A	$539	$731	$939	$1,540
	Class B	668	926	1,109	1,785
	Class C	266	572	1,009	2,225
	Class J	202	358	637	1,434
	Class R-1	131	427	745	1,648
	Class R-2	118	386	676	1,502
	Class R-3	100	330	580	1,296
	Class R-4	81	270	477	1,075
	Class R-5	68	232	412	932
	Institutional	51	160	280	628

Mortgage Securities Fund
(Acquiring Fund)
(Pro forma assuming Reorganization)	Class A	$539	$737	$952	$1,570
	Class B	668	936	1,130	1,829
	Class C	266	568	1,001	2,206
	Class J	202	358	637	1,434
	Class R-1	131	427	745	1,648
	Class R-2	118	386	676	1,502
	Class R-3	100	330	580	1,296
	Class R-4	81	270	477	1,075
	Class R-5	68	232	412	932
	Institutional	51	160	280	628

If you do not sell your shares at the end of the period:
		1 Year	3 years	5 Years	10 Years
Government & High Quality Bond Fund
(Acquired Fund)	Class A	$537	$721	$921	$1,497
	Class B	182	563	970	1,868
	Class C	168	1,470	2,810	5,958
	Class J	108	348	607	1,347

Mortgage Securities Fund
(Acquiring Fund)	Class A	$539	$731	$939	$1,540
	Class B	168	526	909	1,785
	Class C	166	572	1,009	2,225
	Class J	102	358	637	1,434

Mortgage Securities Fund
(Acquiring Fund)
(Pro forma assuming Reorganization)	Class A	$539	$737	$952	$1,570
	Class B	168	536	930	1,829
	Class C	166	568	1,001	2,206
	Class J	102	358	637	1,434

Investment Management Fees/Sub-Advisory Arrangements

     The Funds each pay their investment advisor, PMC, an advisory fee which for each Fund is calculated as a percentage of the Fund’s average daily net assets pursuant to the following fee schedules:

Government & High Quality Bond Fund (Acquired Fund)

     0.40% for the first $500 million, 0.38% for the next $500 million, 0.36% for the next $500 million, and 0.35% on all assets over $1.5 billion.

Mortgage Securities Fund (Acquiring Fund)

       0.50% for the first $2 billion and 0.45% on all assets over $2 billion.

     As sub-advisors to the Funds, PGI and Edge are paid sub-advisory fees with respect to each Fund. These sub-advisory fees are paid by PMC, not by the Funds.

     A discussion of the basis of the Board’s approval of the advisory and sub-advisory agreements with respect to the Acquired and Acquiring Funds is available in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2007.

Comparison of Principal Investment Risks

     In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Funds have similar investment objectives and broadly similar principal investment strategies as described above, they have substantially similar risks. They also have some different risks and possibly different exposures to similar risks. Thus, because the Acquired Fund invests principally in higher-rated fixed-income securities, it may have less exposure to credit-quality risk than the Acquiring Fund which may invest in such securities which are not similarly highly rated. Similarly, the Acquired Fund (but not the Acquiring Fund) may use derivatives for purposes in addition to hedging and as a result may have greater exposure than the Acquiring Fund to derivatives risk.

Risks Applicable to both Funds:

•	Securities Lending Risk. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

•	Credit or Counterparty Risk. Each of the Funds is subject to the risk that the issuer or guarantor of a fixed- income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of the Fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

•	Management Risk. Each of the Funds is actively managed by its sub-advisor. Each Fund’s performance will thus reflect in part the ability of its sub-advisor to make investment decisions that are suited to achieving the Fund’s investment objective. If the sub-advisor’s strategies do not perform as expected, the Fund could underperform other mutual funds with similar investment objectives or lose money.

•	Liquidity Risk. Each of the Funds is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair its ability to sell particular securities or close derivative positions at an advantageous price.

•	Market Risk. The value of each Fund’s portfolio may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If a fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in either Fund.

•	Derivatives Risk. Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund's use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

•	Fixed-Income Securities Risk. Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

• Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

• Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

•	Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

•	U.S. Government Securities Risk. U.S. government securities do not involve the degree of credit risk associated with investments in lower quality fixed income securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of a fund’s securities do not affect interest income on securities already held by the fund but are reflected in the fund’s price per share. Since the magnitude of these fluctuations generally is greater at times when a fund’s average maturity is longer, under certain market conditions a fund may invest in short- term investments yielding lower current income rather than investing in higher yielding longer term securities.

•	U.S. Government Sponsored Securities Risk. A Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks. Although the issuing agency, instrumentality, or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.

•	Prepayment Risk. Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of a fund.

Risks Applicable to the Acquiring Fund:

•	Underlying Fund Risk. The Principal LifeTime Funds and the Strategic Asset Management (“SAM”) Portfolios operate as funds of funds and invest principally in other PFI Funds ("Underlying Funds"). From time to time, an Underlying Fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on Underlying Fund performance to the extent an Underlying Fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an Underlying Fund, the loss of assets to the Underlying Fund could result in increased expense ratios for that fund.

PMC is the advisor to the SAM Portfolios and each of the Underlying Funds. Edge is Sub-Advisor to the SAM Portfolios. The Acquiring Fund is among the Underlying Funds owned by the SAM Portfolios. PMC and Edge are committed to minimizing the potential impact of underlying fund risk on Underlying Funds to the extent consistent with pursuing the investment objectives of the funds of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds. The following table shows the percentage of the outstanding shares of the Acquiring Fund owned by the SAM Portfolios as of October 31, 2007.

STRATEGIC ASSET MANAGEMENT PORTFOLIOS

		Conservative	Conservative	Flexible	Strategic
	Balanced	Balanced	Growth	Income	Growth
Underlying Fund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Total

Mortgage Securities Fund	47.92%	9.96%	16.36%	14.60%	-----	88.84%

Risks Applicable to the Acquired Fund:

•	Active Trading Risk. A fund that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the fund’s brokerage costs, accelerate the realization of taxable gains, and adversely impact fund performance.

Performance

     The bar charts below show how each Fund’s total return has varied year-by-year, while the tables below show each Fund’s performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference).

Year-By-Year Total Returns (%) as of 12/31 Each Year (Institutional Class)

Government & High Quality Bond Fund (Acquired Fund)

The year-to-date return as of September 30, 2008 is -0.30% .

Year-By-Year Total Returns (%) as of 12/31 Each Year (Institutional Class)

Mortgage Securities Fund (Acquiring Fund)

The year-to-date return as of September 30, 2008 is 2.64% .

Average Annual Total Returns (%) for periods ended December 31, 2007

	Past	Past	Since
	1 Year	5 Years	Inception

Government & High Quality Bond Fund (Acquired Fund)
--Class A(1)	-0.54	1.81	3.44
--Class B(1)	-1.81	1.65	3.41
--Class C(1)	2.33	2.01	3.38
--Class J(2)	2.88	2.48	3.83
--Institutional Class (before taxes)(2)	4.56	3.23	4.63
(after taxes on distributions)(2)(3)	2.80	2.07	3.54
(after taxes on distributions and sale of shares)(2)(3)	2.94	2.23	3.56
--R-1 Class(4)	3.64	2.36	3.75
--R-2 Class(4)	3.80	2.49	3.88
--R-3 Class(4)	3.98	2.67	4.06
--R-4 Class(4)	4.27	2.88	4.29
--R-5 Class(4)	4.40	3.00	4.41
Lehman Brothers Government/Mortgage Index(5)	7.72	4.28	5.58
Morningstar Intermediate Government Category Average	6.09	3.27	4.58

	Past	Past	Past
	1 Year	5 Years	10 Years

Mortgage Securities Fund (Acquiring Fund)
--Class A(6)	1.10	2.55	4.54
--Class B(6)	0.13	2.38	4.39
--Class C(6)	4.16	2.75	4.34
--Class J(7)	4.82	3.43	4.97
--Institutional Class (before taxes)(8)	6.34	3.88	5.39
(after taxes on distributions)(3)(8)	4.49	2.14	3.27
(after taxes on distributions and sale of shares)(3)(8)	4.08	2.28	3.30
--R-1 Class(7)	5.51	3.13	4.71
--R-2 Class(7)	5.65	3.27	4.83
--R-3 Class(7)	5.84	3.45	4.99
--R-4 Class(7)	5.90	3.50	5.02
--R-5 Class(7)	5.90	3.50	5.02
Citigroup Mortgage Index(5)	6.99	4.54	5.95
Morningstar Intermediate Government Category Average	6.09	3.27	4.93

(1)	Class A and B shares of the Acquired Fund commenced operations on June 28, 2005, and Class C shares were first sold on
January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Class R-3 shares adjusted to reflect he fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Class R-3 shares. Class R-3 shares were first sold on December 6, 2000.

(2)	Class J and Institutional shares of the Acquired Fund were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Class R-3 shares adjusted to reflect the fees and expenses of Class J shares.
The adjustments result in performance for such periods that is no higher than the historical performance of the Class R-3 shares. The Class R-3 shares were first sold on December 6, 2000.

(3)	After-tax returns are shown for Institutional shares only and would be different for other shares classes. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4)	The Class R-1 shares were first sold on November 1, 2004. The other Retirement Classes were first sold on December 6,
2000. For periods prior to the date on which the Class R-1 shares began operations, its returns are based on the performance of the Fund's Class R-3 shares adjusted to reflect the fees and expense of the Class R-1 shares. The adjustments result in performance (for the periods prior to the date the Class R-1 shares began operations) that is no higher than the historical performance of the Class R-3 shares. Since inception results are measure from the date the Class R-3 shares were first sold
(December 6, 2000).

(5)	Index performance does not reflect deductions for fees, expenses, or taxes.

(6)	The Acquiring Fund commenced operations after succeeding to the operations of another fund on January 12, 2007.
Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on May 4, 1984. The predecessor fund's performance between 1998 and 2000 benefited from the agreement of Edge and its affiliates to limit the fund's expenses. On March 1, 2004, the investment policies of the predecessor fund were modified. As a result, the Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

(7)	Class J, R-1, R-2, R-3, R-4 and R-5 shares were first sold on December 15, 2008. For periods prior to the date on which these classes began operations, their returns are based on the performance of the Fund's Class A shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (for the periods prior to the date these classes began operations ) that is no higher than the historical performance of the Class A shares. The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. On March 1, 2004, the investment policies of the predecessor fund were modified. As a result, the Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

(8)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on May 4, 1984.
On March 1, 2004, the investment policies of the predecessor fund were modified. As a result, the Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

INFORMATION ABOUT THE REORGANIZATION

Plan of Acquisition

     The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Form of the Plan which is attached as Appendix A to this Proxy Statement/Prospectus.

     Under the Plan, the Acquiring Fund will acquire all the assets and assume all the liabilities of the Acquired Fund. We expect that the closing date will be February 20, 2009, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then current prospectus (the procedures applicable to the Acquired Fund and the Acquiring Fund are identical). The Acquiring Fund will issue to the Acquired Fund a number of shares of each share class with a total value equal to the total value of the net assets of the corresponding share class of the Acquired Fund outstanding at the Effective Time.

     Immediately after the Effective Time, the Acquired Fund will distribute to its shareholders Acquiring Fund shares of the same class as the Acquired Fund shares you own in exchange for all Acquired Fund shares of that class. Acquired Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund that are equal in value to the value of the shares of the Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of each Acquired Fund shareholder, and the Acquired Fund will cancel on its books all its shares registered to the account of that shareholder. After the Effective Time, the Acquired Fund will be dissolved in accordance with applicable law.

     The Plan may be amended, but no amendment may be made which in the opinion of the Board would materially adversely affect the interests of the shareholders of the Acquired Fund. The Board may abandon and terminate the Plan at any time before the Effective Time if it believes that consummation of the transactions contemplated by the Plan would not be in the best interests of the shareholders of either of the Funds.

     Under the Plan, the Acquired Fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization other than printing, mailing, and legal costs which shall be borne by PMC. The Acquired Fund will also pay any trading costs associated with disposing of any portfolio securities of the Acquired Fund that would not be compatible with the investment objective and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible.

       If the Plan is not consummated for any reason, the Board will consider other possible courses of action.

Reasons for the Reorganization

     The Board of Directors of PFI believes that the Reorganization will serve the best interests of shareholders of both the Acquired and Acquiring Funds. The Funds have similar investment objectives in that the Acquired Fund seeks to provide current income and the Acquiring Fund seeks to provide a high level of current income consistent with safety and liquidity. They also have broadly similar principal policies and risks in that both invest in U.S. government securities and mortgage-backed securities. However, the Acquired Fund invests principally in higher-rated U.S. government and other securities, and the Acquiring Fund invests principally in mortgage-backed and other securities which are not required to be similarly highly rated. Although the Acquiring Fund has higher advisory fees and overall expense ratios than the Acquired Fund, the Acquiring Fund has consistently outperformed the Acquired Fund since the latter Fund’s inception in December 2000. Moreover, because the Acquiring Fund is much larger than the Acquired Fund, the Reorganization may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

Board Consideration of the Reorganization

     The Board, including the Independent Directors, considered the Reorganization pursuant to the Plan at its meeting on September 8, 2008. The Board considered information presented by PMC, and the Independent Directors were assisted by independent legal counsel. The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the meeting, the Board unanimously approved the

Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.

     In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:

(1)	the similar investment objectives and broadly similar principal investment strategies shared by the Funds;
(2)	the absence of any differences in the Funds’ fundamental investment restrictions;
(3)	estimated trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization;
(4)	expense ratios and available information regarding the fees and expenses of the Funds;
(5)	comparative investment performance of and other information pertaining to the Funds;
(6)	the potential effect on the Acquired Fund’s shareholders of investing in a larger fund and the potential effect on the portfolio management of the Acquiring Fund of a larger asset base following the Reorganization;
(7)	the prospects for growth of and for achieving economies of scale by the Acquired Fund in combination with the Acquiring Fund;
(8)	the absence of any material differences in the rights of shareholders of the Funds;
(9)	the financial strength, investment experience and resources of Edge, which serves as the sub-advisor to the
Acquiring Fund;
(10)	any direct or indirect benefits expected to be derived by PMC and its affiliates from the Reorganization;
(11)	the direct or indirect federal income tax consequences of the Reorganization, including the expected tax-free nature of the Reorganization and the impact of any federal income tax loss carry forwards and the estimated capital gain or loss expected to be incurred in connection with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund;
(12)	the fact that the Reorganization will not result in any dilution of Acquired or Acquiring Fund shareholder values;
(13)	the terms and conditions of the Plan; and
(14)	possible alternatives to the Reorganization.

     The Board’s decision to recommend approval of the Reorganization was based on a number of factors, including the following:

(1)	it should be reasonable for shareholders of the Acquired Fund to have similar investment expectations after the Reorganization because the Funds have similar investment objectives and broadly similar principal investment strategies and risks;
(2)	Edge as the sub-advisor responsible for managing the assets of the Acquiring Fund may be expected to continue to provide high quality investment advisory services and personnel for the foreseeable future;
(3)	although the higher advisory fees and overall expense ratios of the Acquiring Fund were viewed as a negative factor, this factor was outweighed by the Acquiring Fund’s having consistently outperformed the Acquired
Fund since the latter Fund’s inception in 2000;
(4)	the combination of the Acquired Fund into the much larger Acquiring Fund may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management; and
(5)	PMC's agreement to bear certain of the fees and expenses of the Reorganization.

Description of the Securities to Be Issued

     PFI is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. Each of the Acquired and Acquiring Funds is a separate series of PFI, and the Class A, Class B, Class C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of common stock of the Acquiring Fund to be issued in connection with the Reorganization represent interests in the assets belonging to that series and have identical dividend, liquidation and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.

     All shares of PFI have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders which the Board has determined affects the interests of only a particular series or class.

     The share classes of the Acquired Fund have the same rights with respect to the Acquired Fund that the share classes of the Acquiring Fund have with respect to the Acquiring Fund.

     Shares of both Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.

Federal Income Tax Consequences

     To be considered a tax-free “reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), a reorganization must exhibit a continuity of business enterprise. Because the Acquiring Fund will use a portion of the Acquired Fund’s assets in its business and will continue the Acquired Fund’s historic business, the combination of the Acquired Fund into the Acquiring Fund will exhibit a continuity of business enterprise. Therefore, the combination will be considered a tax-free “reorganization” under applicable provisions of the Code. In the opinion of tax counsel to PFI, no gain or loss will be recognized by either of the Funds or their shareholders in connection with the combination, the tax cost basis of the Acquiring Fund shares received by shareholders of the Acquired Fund will equal the tax cost basis of their shares in the Acquired Fund, and their holding periods for the Acquiring Fund shares will include their holding periods for the Acquired Fund shares.

     Capital Loss Carryforward. As of October 31, 2007, the Acquired Fund had accumulated capital loss carryforward of approximately $14,698,000, expiring between 2009 and 2015. After the Reorganization, these losses will be available to the Acquiring Fund to offset its capital gains, although the amount of offsetting losses in any given year may be limited. As a result of this limitation, it is possible that the Acquiring Fund may not be able to use these losses as rapidly as the Acquired Fund might have, and part of these losses may not be useable at all. The ability of the Acquiring Fund to utilize the accumulated capital loss carryforward in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any capital loss carryforward currently are available only to shareholders of the Acquired Fund. After the Reorganization, however, these benefits will inure to the benefit of all shareholders of the Acquiring Fund.

     Distribution of Income and Gains. Prior to the Reorganization, the Acquired Fund, whose taxable year will end as a result of the Reorganization, will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder’s taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.

     The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisors regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations which may apply in your particular circumstances.

CAPITALIZATION

     The following tables show as of April 30, 2008: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the Acquiring Fund; and (iii), the pro forma combined capitalization of the Acquiring Fund, adjusted to reflect the estimated expenses of the Reorganization, as if the Reorganization had occurred as of that date. As of April 30, 2008, the Acquired Fund had outstanding ten classes of shares: Class A, Class B, Class C, Class J, Institutional, R-1, R-2, R-3, R-4, and R-5. As of April 30, 2008, the Acquiring Fund had outstanding Class A, Class B, Class C, and Institutional. The Acquiring Fund will first issue Class J, R-1, R-2, R-3, R-4, and R-5 shares on December 15, 2008.

     The Acquired Fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization except for printing, mailing, and legal fees. The expenses and fees the Acquired Fund will pay are expected to total $5,000. Further, the Acquired Fund will also pay any trading costs associated with disposing of any portfolio securities of the Acquired Fund that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible. The estimated loss, including trading costs would be $15,425,000 on a US GAAP basis. The estimated per share capital loss would be $0.41.

			NET ASSET	SHARES
	SHARE	NET ASSETS	VALUE	OUTSTANDING
	CLASS	(000S)	PER SHARE	(000S)

GOVERNMENT & HIGH QUALITY BOND
FUND
ACQUIRED FUND	Class A	$185,322	$9.93	18,671
	Class B	34,399	9.93	3,465
	Class C	2,980	9.94	300
	Class J	104,361	9.96	10,476
	Institutional	44	9.91	4
	R-1	1,127	9.92	114
	R-2	10,187	9.87	1,032
	R-3	14,397	9.87	1,458
	R-4	3,978	9.90	402
	R-5	18,761	9.90	1,896
TOTAL ACQUIRED FUND		$375,556		37,818

MORTGAGE SECURITIES FUND
ACQUIRING FUND	Class A	$ 87,488	$10.64	8,219
	Class B	49,302	10.64	4,635
	Class C	5,897	10.62	555
	Class J	-	-	-
	Institutional	1,401,590	10.65	131,622
	R-1	-	-	-
	R-2	-	-	-
	R-3	-	-	-
	R-4	-	-	-
	R-5	-	-	-
TOTAL ACQUIRING FUND		$1,544,277		145,031

REDUCTION IN NET ASSETS AND	Class A	$ (3)	**	***
DECREASE IN NET ASSET VALUES PER	Class B	(1)	**	***
SHARE OF THE ACQUIRED FUND TO	Class C	*	**	***
REFLECT THE ESTIMATED EXPENSES OF	Class J	(1)	**	***
THE REORGANIZATION	Institutional	*	**	***
	R-1	*	**	***
	R-2	*	**	***

	R-3	*	**		***
	R-4	*	**		***
	R-5	*	**		***

REDUCTION IN SHARES	Class A				(1,254)
OUSTANDING OF THE ACQUIRED	Class B				(232)
FUND TO REFLECT THE	Class C				(19)
EXCHANGE FOR THE SHARES OF	Class J				(677)
THE ACQUIRING FUND	Institutional				***
	R-1				(8)
	R-2				(75)
	R-3				(106)
	R-4				(28)
	R-5				(134)

MORTGAGE SECURITIES FUND	Class A	$ 272,807	$10.64		25,636
ACQUIRING FUND (PRO FORMA	Class B	83,700	10.64		7,868
ASSUMING REORGANIZATION)	Class C	8,877	10.62		836
	Class J	104,360	10.65	^	9,799	^
	Institutional	1,401,634	10.65		131,626
	R-1	1,127	10.65	^	106	^
	R-2	10,187	10.65	^	957	^
	R-3	14,397	10.65	^	1,352	^
	R-4	3,978	10.65	^	374	^
	R-5	18,761	10.65	^	1,762	^
TOTAL ACQUIRING FUND
(PRO FORMA ASSUMING
REORGANIZATION)		$1,919,828			180,316

*	Less than $500.
**	Per share amount is less than $.005.
***	Less than 500 shares.
^	Shares outstanding and net asset value per share reflect Institutional Class shares net asset value as of April 30, 2008.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Certain Investment Strategies and Related Risks of the Funds

     This section provides information about certain investment strategies and related risks of the Funds. The Statement of Additional Information contains additional information about investment strategies and their related risks.

     Some of the principal investment risks vary between the Funds and the variations are described above. The value of each Fund’s securities may fluctuate on a daily basis. As with all mutual funds, as the values of each Fund’s assets rise or fall, the Fund’s share price changes. If an investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. As with any security, the securities in which the Funds invest have associated risk.

Market Volatility

     Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

     Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

     Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

     Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or “junk” bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities

     The Funds may invest a portion of their assets in repurchase agreements, although this is not a principal investment strategy. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Funds enter into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

     The Funds may lend their portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve risk of loss to a fund if the counterparty should fail to return such securities to the fund upon demand or if the counterparty’s collateral invested by the fund declines in value as a result of investment losses.

Bank Loans (also known as Senior Floating Rate Interests)

     The Funds may invest in bank loans. Bank loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Bank loans are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

     Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

     Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur.

Currency Contracts

     The Funds may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

     Hedging is a technique used in an attempt to reduce risk. If a Fund’s Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Forward Commitments

     The Funds may enter into forward commitment agreements, although this is not a principal investment strategy. These agreements call for a fund to purchase or sell a security on a future date at a fixed price. The Funds may also enter into contracts to sell their investments either on demand or at a specific interval.

Temporary Defensive Measures

     From time to time, as part of its investment strategy, each Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, each Fund may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

     There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Funds may fail to achieve their investment objectives.

Currency Contracts

     The Funds may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency). Hedging is a technique used in an attempt to reduce risk. If a Fund’s Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Warrants

     Each of the Funds may invest in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

Convertible Securities

     Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

     Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

     The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.

Portfolio Turnover

     “Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in a Fund’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have higher portfolio turnover rates. Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund’s performance. Turnover rates for each of the Funds may be found in the Fund’s Financial Highlights table. It is recommended that all the factors are considered when the turnover rates of different funds are compared. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. An investor should also be aware that the “total return” line in the Financial Highlights section already includes portfolio turnover costs.

Exchange Traded Funds (ETFs)

     These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Funds could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

Derivatives

     To the extent permitted by its investment objectives and policies, the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

     Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

     There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. A fund may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.

     Generally, the Funds may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the particular Fund. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

•	the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the sub-advisor anticipated;

•	the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund’s initial investment; and

•	the counterparty may fail to perform its obligations.

Municipal Obligations, Leases, and AMT-Subject Bonds

     The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer’s full taxing authority. Generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.

     “AMT-subject bonds” are municipal obligations issued to finance certain “private activities,” such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-subject bonds is an item of tax preference for purposes of the federal individual alternative minimum tax (“AMT”) and will also give rise to corporate alternative minimum taxes. See “Tax Considerations” for a discussion of the tax consequences of investing in the Funds.

     Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of the Fund to purchase sufficient amounts of tax-exempt securities.

Multiple Classes of Shares

     The Board of Directors of PFI has adopted an 18f-3 Plan for each of the Funds. Under these plans, each of the Funds currently offers the following shares: Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 (sometimes collectively referred to as the “Retirement Class Shares”), Class A, Class B, Class C, Class J, and Institutional Class shares. The shares are the same except for differences in class expenses, including any Rule 12b-1 fees and any applicable sales charges, excessive trading and other fees. Additional share classes may be offered in the future by the Acquiring Fund.

Costs of Investing in the Funds

Fees and Expenses of the Funds

     The fees and expenses of the Funds are described below. Depending on the class of your shares, you may incur one-time or ongoing fees or both. One-time fees include sales or redemption fees. Ongoing fees are the operating expenses of a Fund and include fees paid to the Fund’s manager, underwriter and others who provide ongoing services to the Fund.

     Fees and expenses are important because they lower your earnings. However, lower costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge.

One-time fees

Classes A, B, and C

•	You may pay a one-time sales charge for each purchase (Class A shares) or redemption (Class B or Class C shares).

•	Class A shares may be purchased at a price equal to the share price plus an initial sales charge. Investments of $1 million or more of Class A shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC) at the time of redemption.

•	Class B and Class C shares have no initial sales charge but may be subject to a CDSC. If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.

     An excessive trading fee of 1.00% is charged on redemptions or exchanges of a Fund’s Class A, Class B, and Class C shares of $30,000 or more if the shares were purchased within 30 days of the redemption or exchange. The fee does not apply to redemptions made: through an Automatic Exchange Election or a Periodic Withdrawal Plan;

due to a shareholder's death or disability (as defined in the Code); or to satisfy minimum distribution rules imposed by the Code. The fee is calculated as a percentage of market value of the shares redeemed or exchanged at the time of redemption or exchange (without regard to the effect of any CDSC that may apply).

Shareholder Fees
(fees paid directly from your investment)
	Class A	Class B	Class C
Maximum sales charge imposed on purchases
(as a % of offering price)	4.50%(1)	None	None

Maximum Contingent Deferred Sales Charge (CDSC)
(as a % of dollars subject to charge)	1.00%(2)	5.00%(4)	1.00%(5)

Redemption or Exchange Fee
(as a % of amount redeemed/exchanged)	1.00%(3)	1.00%(3)	1.00%(3)

(1)	Sales charges are reduced or eliminated for purchases of $50,000 or more. See “Front-end sales charge –
Class A shares.”
(2)	A contingent deferred sales charge applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
(3)	Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged from one Fund to another Fund within 30 days after they are purchased.
(4)	Contingent deferred sales charges are reduced after 24 months and eliminated after 5 years.
(5)	A contingent deferred sales charge applies on certain redemptions made within 12 months.

Class J

     The Class J shares of the Funds are sold without a front-end sales charge. There is no sales charge on shares purchased with reinvested dividends or other distributions.

     If you sell your Class J shares within 18 months of purchase, a contingent deferred sales charge (CDSC) may be imposed on the shares sold. The CDSC, if any, is determined by multiplying by 1.00% the lesser of the market value at the time of redemption or the initial purchase price of the shares sold.

       The CDSC is not imposed on shares:

•	that were purchased pursuant to the Small Amount Force Out program (SAFO);

•	redeemed within 90 days after an account is re-registered due to a shareholder’s death; or

•	redeemed due to a shareholder’s disability (as defined in the Internal Revenue Code) provided the shares were purchased prior to the disability;

•	redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;

•	sold using a systematic withdrawal plan (up to 1% per month (measured cumulatively with respect to nonmonthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established);

•	that were redeemed from retirement plans to satisfy excess contribution rules under the Internal Revenue Code; or

•	of the Money Market Fund redeemed within 30 days of initial purchase if the redemption proceeds are transferred to another Principal IRA, defined as either a fixed or variable annuity issued by Principal Life Insurance Company to fund an IRA, a Principal Bank IRA product, or a WRAP account IRA sponsored by Princor Financial Services Corporation.

     An excessive trading fee of 1.00% is charged on redemptions or exchanges of $30,000 or more if the shares were purchased within 30 days of the redemption or exchanges. The fee does not apply to redemptions from the Money Market Fund or to redemptions made: through a systematic withdrawal plan; due to a shareholder’s death or disability (as defined in the Internal Revenue Code); or to satisfy minimum distribution rules imposed by the Internal Revenue Code. The fee is calculated as a percentage of market value of the shares redeemed or exchanged at the time of the shares’ redemption.

Institutional and Retirement Class Shares

     Institutional and Retirement Class shares are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on Institutional and Retirement Class shares of the Funds purchased with reinvested dividends or other distributions.

Ongoing fees

     Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

       Each Fund pays ongoing fees to PMC and others who provide services to the Fund. These fees include:

•	Management Fee – Through the Management Agreement with the Fund, PMC has agreed to provide investment advisory services and administrative services to the Fund.

•	Other Expenses – A portion of expenses that are allocated to all classes of the Fund.

•	Distribution Fee – Each of the Funds has adopted a distribution plan under Rule 12b-1 of the 1940 Act for its Class A, Class B, Class C, Class R-1, R-2, R-3, R-4, and Class J shares of each Fund pay a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Over time, these fees may exceed other types of sales charges.

•	Transfer Agent Fee. Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with the Fund under which PSS provides transfer agent services to the Class A, Class B, Class C, and Class J shares at cost.

Retirement Class Shares Only

•	Service Fee – PMC has entered into a Services Agreement with PFI under which PMC performs personal services for shareholders.

•	Administrative Service Fee – PMC has entered into an Administrative Services Agreement with PFI under which PMC provides transfer agent and corporate administrative services to the Fund. In addition, PMC has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.

     Princor and PFD are the Funds' principal underwriters for Institutional Class and Retirement Class shares. They may, from time-to-time, at their expense, pay a bonus or other consideration or incentive to dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Funds’ shares or the amount that any particular Fund receives as the proceeds from such sales. In addition, Princor, PFD, or their affiliates may provide financial support to dealers that sell shares of the Funds. This support is based primarily on the amount of sales of fund shares and/or total assets in the Funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the dealers’ support of, and participation in, Princor’s and PFD’s marketing programs and the extent of a dealer’s marketing programs relating to the Funds. Financial support to dealers may be made from payments from Princor’s and PFD’s resources and from their retention of underwriting concessions.

     Class A, Class B, Class C, and Class J shares of the Funds also pay expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to Class A, Class B, Class C, and Class J shareholders and the cost of shareholder meetings held solely for Class A, Class B, Class C, and Class J shares respectively.

Distribution Plans and Additional Information
Regarding Intermediary Compensation

Institutional Class Shares

     Neither Fund has adopted a 12b-1 Plan for Institutional Class shares.

Retirement Class Shares

     PFI has adopted Distribution and Service Plans under Rule 12b-1 under the 1940 Act (each, a “12b-1 plan”) for the Class R-1, R-2, R-3, and R-4 shares of the Funds. Under the 12b-1 Plans, each Fund will make payments from its assets attributable to the particular share class to the Fund’s Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plan for any fund at the time the Board directs the implementation of the closure of the fund. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.

     The Distributors for the Retirement share classes of Principal Funds described in this prospectus are Princor and PFD, both wholly owned subsidiaries of PFG. The term “Distributors” as used in this section refers to both Princor and PFD.

     The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the above classes of the Funds are set forth below:

Share Class	12b-1 Fee
R-1	0.35%
R-2	0.30%
R-3	0.25%
R-4	0.10%

     Retirement Plan Services. Each Fund pays a Service Fee and Administrative Services Fee to PMC for providing services to retirement plan shareholders. PMC typically pays some or all of these fees to Principal Life Insurance Company, which has entered into an agreement to provide these services to the retirement plan shareholders. PMC may also enter into agreements with other intermediaries to provide these services, and pay some or all of the Fees to such intermediaries.

     Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

     The amounts paid to plan recordkeepers for recordkeeping services, and their related service requirements may vary across fund groups and share classes. This may create an incentive for financial intermediaries and their Investment Representatives to recommend one fund complex over another or one class of shares over another.

Class A, Class B and Class C shares

        PFI has adopted a Distribution Plan and Agreement under 12b-1 under the 1940 Act (each, a “12b-1 plan”) for each of Class A, Class B, and Class C shares of each of the Funds. Under the 12b-1 Plans, each Fund may make payments from its assets attributable to the particular share class to the Fund’s Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plan for any fund at the time the Board directs the implementation of the closure of the fund. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.

        The Distributor for Class A, Class B, and Class C shares is PFD.

     The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the above classes of the Funds is set forth below:

Share Class	12b-1 Fee
Class A	0.25%
Class B	1.00%
Class C	1.00%

     Service Fees. PFD may pay service fees to dealers and other intermediaries at the annual rate of 0.25% of the average daily net assets of such shares for which they are the dealers of record. Generally, to receive service fees from PFD, dealers or other intermediaries must be the dealer of record for shares with average daily net assets of at least $100,000. Generally, Class A shares must be held for three months before these fees are paid. In the case of Class C shares, generally these fees are not paid until such shares have been held for twelve months.

     Distribution Fees. The proceeds from the Rule 12b-1 distribution fees paid by Class C shareholders, together with any applicable sales charge, are paid to PFD. PFD generally uses distribution fees to finance any activity that is primarily intended to result in the sale of shares. Examples of such expenses include compensation to salespeople, including ongoing commission payments for Class C shares, and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars.

     Commissions, Finders' Fees and Ongoing Payments. In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by PFD to financial intermediaries selling Class A shares. PFD may pay these financial intermediaries a finders' fee of up to 1.00% on purchases of $1,000,000 or more. PFD may pay financial intermediaries a fee of up to 1.00% on initial investments of $500,000 or more by qualified retirement plans in omnibus accounts, which are not subject to initial sales charges. Additionally, PFD generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your investment in Class A shares.

     In the case of Class C shares, PFD will pay, at the time of your purchase, a commission to your financial intermediary in an amount equal to 1.00% of your investment. Additionally, PFD generally makes ongoing payments to your financial intermediary for distribution and services provided to you at an annual rate of 1.00% of average net assets attributable to your investment in Class C shares.

     Transfer Agency and Retirement Plan Services. Principal Shareholder Services, Inc. acts as the transfer agent for the Funds. As such, it registers the transfer, issuance, and redemption of fund shares and disburses dividends and other distributions to fund shareholders.

     Many Fund shares are owned by financial intermediaries for the benefit of their customers. In those cases, the Funds often do not maintain an account for these investors. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The transfer agent may pay these financial intermediaries fees for sub-transfer agency and/or related recordkeeping services.

     The amounts paid to financial intermediaries and plan record-keepers for sub-transfer agency and recordkeeping services, and their related service requirements may vary across fund groups and share classes. This may create an incentive for financial intermediaries and their Investment Representatives to recommend one fund complex over another or one class of shares over another.

Class J Shares

     Each of the Funds has adopted a 12b-1 Plan for the Class J shares of the Fund. Under the 12b-1 Plans, each Fund may make payments from its assets attributable to the particular share class to the Fund’s Distributor for distribution related expenses and for providing services to shareholders of that share class. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.

     The Distributors for Class J shares of Principal Funds, Inc. are Princor and PFD, both wholly-owned subsidiary of Principal. The term “Distributor” as used in this section refers to Princor and PFD. The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) is 0.45% for each Fund.

     The Distributor has contractually agreed to reduce the 12b-1 fee from 0.45% to 0.40% through December 31, 2008. The effect of this reduction will be to lower each Fund’s total operating expenses and increase the Fund’s total return. Payments under the 12b-1 plans will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The fund Board will determine whether to terminate, modify or leave unchanged the 12b-1 plan at the time the board directs the implementation of the closure of the fund.

     The proceeds from the Rule 12b-1 fees paid by Class J shareholders, together with any applicable contingent deferred sales charge, are paid to the Distributor. The Distributor generally uses these fees to finance any activity that is primarily intended to result in the sale of shares. Examples of such expenses include compensation to salespeople and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars. The Distributor also uses the fees to provide services to existing shareholders, including without limitation, services such as furnishing information as to the status of shareholder accounts, responding to telephone and written inquiries of shareholders, and assisting shareholders with tax information.

Other Payments to Financial Intermediaries

     Payments to Investment Representatives and Their Firms. Financial intermediaries market and sell shares of the Acquired and Acquiring Funds. These financial intermediaries receive compensation from the Distributors and their affiliates for selling shares of the Funds and/or providing services to the Funds’ shareholders. Financial intermediaries may include, among others, broker-dealers, registered investment advisors, banks, and trust companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributors and their affiliates may fund this compensation from various sources, including any sales charge and/or Rule 12b-1 Plan fee that the shareholder or the Funds pay to the Distributors. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

     Affiliates of Princor provide services (such as keeping records of participant accounts) to retirement plans. Princor may pay a bonus or other consideration or incentive to dealers when a participant in such a retirement plan establishes a rollover individual retirement account with the assistance of a Princor registered representative, if the dealer sold the funding vehicle the retirement plan utilizes. The dealer may pay to its Investment Representatives some or all of the amounts Princor pays to the dealer.

     Princor may, from time-to-time, at its expense or through use of amounts it receives from the Fund through a distribution plan adopted pursuant to Rule 12b-1, if applicable, pay a bonus or other consideration or incentive to dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Funds’ shares or the amount that any particular Fund receives as the proceeds from such sales. In addition, Princor or its affiliates may provide financial support to dealers that sell shares of the Funds. This support is based primarily on the amount of sales of fund shares and/or total assets in the Funds. The amount of support may be affected by total sales; net sales; levels of redemptions; the dealers’ support of, and participation in, Princor’s marketing programs and the extent of a dealer’s marketing programs relating to the Funds. Financial support to dealers may be made from payments from Princor’s resources, from its retention of underwriting concessions and, in the case of share classes that have 12b-1 fees, from payments to Princor under such plans.

     Other Payments to Intermediaries. In addition to the commissions paid at the time of sale, ongoing payments, and the reimbursement of costs associated with education, training and marketing efforts, conferences, seminars, due diligence trip expenses, ticket charges, and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributors and their affiliates, at their expense, currently provide additional payments to financial intermediaries that sell shares of the Funds for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed (a) 0.25% of the current year’s sales of Fund shares by that financial intermediary and/or (b) 0.25% of average daily net assets of Fund shares serviced by that financial intermediary over the year.

     A number of factors are considered in determining the amount of these additional payments, including each financial intermediary’s Fund sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give the Distributors access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a ‘‘preferred list.’’ The Distributor’s goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the and related investor services.

     Additionally, the Distributor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to the Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor may also provide payment or reimbursement for expenses associated with qualifying dealers’ conferences, transactions (‘‘ticket’’) charges, and general marketing expenses.

     In connection with PMC’s December 2006 purchase of WM Advisors, the investment advisor to the WM Funds, and WM Advisors’ two subsidiaries, WM Funds Distributor, Inc. and WM Shareholder Services, Inc. (the "Transaction"), New American Capital, Inc. and its parent company Washington Mutual, Inc. ("WaMu") have agreed to make certain contingent payments to PMC with respect to each of the first four years following the closing of the Transaction. Such payments must be made if aggregate management fee revenues to PMC and its affiliates from assets under management in funds and other financial products advised by PMC and its affiliates (including the Acquired and Acquiring Funds) (collectively, the "Principal Products") sold through WaMu and its affiliates (including WM Financial Services, Inc., a broker-dealer subsidiary of WaMu) fall below certain specified targets during any such year. This could result in up to $30 million being paid by WaMu or New American Capital, Inc. to PMC with respect to each of those four years following the closing of the Transaction. As a result, WM Financial Services, Inc. (and/or it affiliates) will have an additional incentive to sell Principal Products following the closing of the Transaction.

     If one mutual fund sponsor makes greater distribution assistance payments than another, your Investment Representative and his or her financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if your Investment Representative or his or her financial intermediary receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that share class.

     Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Funds, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.

     As of March 1, 2007, the Distributor anticipates that the firms that will receive additional payments for distribution of the Funds (other than commissions paid at the time of sale, ongoing payments, and the reimbursement of cost associated with education, training and marketing efforts; conferences; ticket charges; and other general marketing expenses) include:

Advantage Capital Corporation	Mutual Service Corporation
Advest, Inc.	National Financial Services Corp.
A.G. Edwards & Sons, Inc.	National Investors Corporation
AIG Advisors, Inc.	National Planning Corporation
American Portfolios Financial Services, Inc.	NFP Securities, Inc.
Ameriprise Financial Services Corp.	Oppenheimer & Co., Inc.
Associated Financial Group	Pacific Select Distributors, Inc.
Associated Securities Corp.	Pershing
AXA Advisors, LLC	Piper Jaffray & Co.
Cadaret, Grant & Co., Inc.	ProEquities, Inc.
Charles Schwab & Co., Inc.	Prospera Financial Services, Inc.
Citigroup Global Markets, Inc.	Prudential Investment Management Services, LLC
Commonwealth Financial Network	Raymond James & Associates, Inc.
Farmers Financial Solutions, LLC	Raymond James Financial Services, Inc.
FFP Securities, Inc.	RBC Dain Rauscher, Inc.
FSC Securities Corporation	Royal Alliance Associates, Inc.
G.A. Repple & Company	Scottrade, Inc.
H. Beck, Inc.	Securities America, Inc.
INVEST Financial Corporation	Sentra Securities Corp./Spelman and Co., Inc.
Investacorp, Inc.	SII Investments, Inc.
Investment Advisors & Consultants, Inc.	Sorrento Pacific Financial, LLC

Investment Centers of America, Inc.	Southwest Securities, Inc.
Janney Montgomery Scott, LLC	SunAmerica Securities, Inc.
Jefferson Pilot Securities Corporation	Triad Advisors, Inc.
Linsco/Private Ledger Corp.	UBS Financial Services, Inc.
McDonald Investments, Inc.	United Planners’ Financial Services of America
Merrill Lynch, Pierce, Fenner & Smith Inc.	Wachovia Securities, LLC
M.L. Stern & Co.	WM Financial Services, Inc.
Morgan Stanley DW, Inc.	Waterstone Financial Group, Inc.

      To obtain a current list of such firms, call 1-800-222-5852.

     Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor when selecting brokers to effect portfolio transactions.

     Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee is determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that are charged.

Dividends and Distributions

     The Acquired and Acquiring Funds declare dividends of their net investment income each day their shares are priced. On the last business day of each month the Funds will pay out their accumulated declared dividends. You may ask to have your dividends paid to you in cash. If you do not request cash payments, your dividend payment will be reinvested back into additional shares of the Funds.

     Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the eighth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds it assets.

       NOTES:

•	A Fund’s declaration of income dividends and capital gains has the effect of reducing the share price by the amount of the dividend or capital gain declared.

•	Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax.

•	For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.

•	Special tax rules apply to dividends and distributions paid to retirement plans.

Pricing of Fund Shares

     The shares of the Acquired and Acquiring Funds are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the NYSE is open (shares are not priced on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington's Birthday/Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in good order by us at our transaction processing center. In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):

•	on a day that the NYSE is open and

•	prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

     Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading. If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.

       For each of the Funds, the share price is calculated by:

•	taking the current market value of the total assets of the Fund

•	subtracting liabilities of the Fund

•	dividing the remainder proportionately into the classes of the Fund

•	subtracting the liability of each class

•	dividing the remainder by the total number of shares owned in that class.

NOTE:

•	If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

•	A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund’s NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. PFI has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated.

Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If PMC believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund’s NAV will be calculated, using the policy adopted by PFI. These fair valuation procedures are intended to discourage shareholders from investing in the Funds for the purpose of engaging in market timing or arbitrage transactions.

The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

•	Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. PFI has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

Purchases, Redemptions, and Exchanges of Shares

     The purchase, redemption and exchange procedures with respect to shares of the Acquired and Acquiring Funds are the same. These procedures vary based on the class of shares owned.

Purchases of Shares

     Institutional Class shares may be purchased from Princor or PFD, the principal underwriters for this class. There are no sales charges on Institutional Class shares. There are no restrictions on amounts to be invested in Institutional Class shares.

     Shareholder accounts for the Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Fund as evidence of ownership of Fund shares. Share certificates are not issued.

     The Fund may reject or cancel any purchase orders for any reason. For example, the Fund does not permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders from market timers or investors that, in PMC’s opinion, may be disruptive to the Fund. For these purposes, PMC may consider an investor’s trading history in the Fund or other Funds sponsored by Principal Life and accounts under common ownership or control. PMC may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

       Retirement Class Shares may be purchased:

•	via the internet
	•	standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members
	•	available 7 days a week (7 a.m. to 9 p.m. Central Time)
•	using a modem
	•	plan contributions transferred electronically
	•	standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members
	•	available 24 hours a day, 7 days a week

     To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if PMC determines that doing so would be in the best interests of the Fund and its shareholders.

      Class J Shares

       Fill out the Principal Funds (or the IRA, SEP or SIMPLE) application completely. You must include:

•	the name you want to appear on the account;
•	the Principal Fund(s) in which you want to invest;
•	the amount of the investment;
•	your Social Security number; and
•	other required information.

     The Fund requires a minimum initial investment of $1,000. Subsequent investment minimums are $100.

       The Funds may reject or cancel any purchase orders for any reason. For example, the Funds do not permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Funds may reject any purchase orders from market timers or investors that, in PMC’s opinion, may be disruptive to the Funds. For these purposes, Principal may consider an investor’s trading history in the Funds or other Funds sponsored by Principal Life and accounts under common ownership or control. PMC may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

     If you are making an initial purchase of Principal Funds of $1,000,000 or more and have selected Class J shares, the purchase will be of Class A shares of the Fund(s) you have selected.

       The minimum investment applies on a per Fund level, not on the total investment being made.

     To eliminate the need for safekeeping, the Fund will not issue certificates for shares. The Fund may periodically close to new purchases of shares or refuse any order to buy shares if PMC determines that doing so would be in the best interests of the Fund and its shareholders.

     Accounts with foreign addresses cannot be established. If an existing shareholder with a U.S. address moves to a foreign location and updates the address on the shareholder’s account, we are unable to process any purchases or exchanges on that account.

     Payment. Payment for shares of the Funds purchased as a direct rollover IRA is made by the retirement plan trustees. Payment for other shares is generally made via personal check or cashiers check. We consider your purchase of Fund shares by check to be your authorization to make an automated clearing house (“ACH”) debit entry to your account. Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days.

     Your Investment Representative can help you buy shares of the Funds by mail, through bank wire, direct deposit or Automatic Investment Plan. Contact the Fund at 1-800-222-5852 to obtain bank wire instructions. No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed).

     Direct Deposit. Your Investment Representative can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Investors Fund account(s). You will receive a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares will be purchased on the day the ACH notification is received by Wells Fargo, N.A. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

     Automatic Investment Plan. Your Investment Representative can help you establish an Automatic Investment Plan. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made. If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day prior to your selected day. The minimum initial investment is waived if you set up an Automatic Investment Plan when you open your account. Minimum monthly purchase is $100 per Fund.

Class A, Class B and Class C shares

       Information regarding sales charges and dealer reallowances are provided below.

     Each class has different costs associated with buying, redeeming, and holding shares. Which class is best for you depends upon:

•	the dollar amount you are investing,

•	the amount of time you plan to hold the investment, and

•	any plans to make additional investments in PFI.

     Please consult with your Investment Representative before choosing the class of shares that is appropriate for you.

     Fund and share class selections must be made at the time of purchase. If you are making an initial purchase of PFI Funds of $100,000 or more and have selected Class C shares, the purchase will be of Class A shares of the Fund(s) you have selected. If you are making subsequent purchases into your existing PFI Fund Class C share accounts and the combined value of the subsequent investment and your existing Class A and Class C share accounts combined for Rights of Accumulation purposes exceeds $1,000,000, the subsequent investment will be applied to purchase Class A shares of the Fund(s) you have selected.

CLASS A SHARES

Initial Sales Charge

•	You generally pay a sales charge on an investment in Class A shares, which varies based on the amount invested and the Fund selected.

•	If you invest $50,000 or more, the sales charge is reduced.

•	You might be eligible for a reduced sales charge. See “Sales Charge Waiver or Reduction (Class A shares).”

•	Sales charges might be reduced under the Rights of Accumulation or Statement of Intention, as described below.

Sales Charge Waiver or Reduction (Class A shares)

     Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The Funds reserve the right to change or stop offering shares in this manner at any time for new accounts and with a 60-day notice to shareholders of existing accounts.

     To receive a reduction in your Class A initial sales charge, you or your Investment Representative must let the Fund know at the time you purchase shares that you qualify for such a reduction. If you or your Investment Representative do not let the Fund know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. It may be necessary for you to provide information and records, such as account statements.

Purchase Without an Initial Sales Charge (Class A shares)

•	No initial sales charge will apply to purchases of $1 million or more, although a 1.00% contingent deferred sales charge may apply to redemptions made within 18 months after purchase.

•	No initial sales charge will apply to shares purchased with the proceeds of redemptions of Class A shares of the PFI Funds (other than the PFI Money Market Fund, unless such shares were obtained by exchange of shares of a Fund that imposes an initial sales charge) or was waived in connection with a Required Minimum Distribution, involuntary redemption or due to the death of the shareholder, within 60 days of redemption. It is the responsibility of the shareholder to notify PFI at the time of repurchase if the purchase proceeds are from a redemption of the Fund within the past 60 days.

•	A Fund’s Class A shares may be purchased without a sales charge by the following individuals, groups, and/or entities:

•	by its current and former Directors, member companies of the Principal Financial Group, and their active or retired employees, officers, directors, brokers, or agents (for the life of the account). This also includes their immediate family members (spouse, domestic partner, children (regardless of age), and parents), and trusts created by or primarily for the benefit of these individuals;

•	by the Premier Credit Union;

•	by non-ERISA clients of Principal Global Investors LLC;

•	by any employee or registered representative (and their immediate family members and employees) of an authorized broker-dealer or company that has entered into a selling agreement with Financial Services Corporation (“Princor”) or the Distributor;

•	through a “wrap account” offered by Princor or through broker-dealers, investment advisors, and other financial institutions that have entered into an agreement with Princor or the Distributor which includes a requirement that such shares be sold for the benefit of clients participating in a “wrap account” or similar program under which clients pay a fee to the broker-dealer, investment advisor, or financial institution;

•	to fund non-qualified plans administered by a member company of the Principal Financial Group pursuant to a written service agreement;

•	by accounts established as a result of the conversion of Class R shares of the Fund;

•	by any investor who buys Class A shares through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, that does not accept or charge the initial sales charge. In addition, the CDSC generally applicable to redemptions of shares made within 18 months after purchase of $1 million or more will not be imposed on redemptions of shares purchased through such omnibus account where no sales charge payments were advanced for purchases made through these entities;

•	by current and retired Washington Mutual employees and their immediate family members, including children up to and including age 25;

•	by individuals who were eligible to purchase shares without payment of a sales charge of a predecessor fund (a fund previously included in the WM Group of Funds) prior to the date the successor fund commenced operations;

•	by clients of registered investment advisors that have entered into arrangements with Princor or the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee;

•	existing participants in Employer-Sponsored Plans (as defined in Purchase at a Reduced Initial Sales Charge (Class A Shares)) that had a least $1 million in PFI as of January 12, 2007 can purchase Class A shares at net asset value for the duration of that account; and

•	new participants in such Employer-Sponsored Plans that had at least $2.8 million in PFI as of January 12, 2007 can purchase Class A shares within the plan at net asset value provided the participant notes that he or she meets this qualification on the participant’s initial application to purchase shares.

•	by participants in, or by purchases through, employer-sponsored retirement or benefit plans which were eligible to purchase shares without payment of a sales charge of a predecessor fund prior to the date the successor fund commenced operations; provided, however, that the third party administrator or other service provider the sponsor of the retirement or benefit plan employs utilizes a system for processing purchases of shares that will accommodate waiver of the Fund's sales charge.

Purchase at a Reduced Initial Sales Charge (Class A Shares)

1)	Rights of Accumulation. The sales charge varies with the size of your purchase. Purchases made by you, your spouse or domestic partner, your children, the children of your spouse or domestic partner up to and including the age of 25 and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Class A, B, C and J shares of PFI owned by such persons, to determine the applicable sales charge. Class A shares of the Money Market Fund are not included in the calculation unless they were acquired in exchange from other PFI Fund shares. If the total amount being invested in PFI is near a sales charge breakpoint, you should consider increasing the amount invested to take advantage of a lower sales charge.

2)	Statement of Intention (SOI). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. The sales charge is based on the total amount to be invested in a 13 month period. If the intended investment is not made (or shares are sold during the 13 month period), sufficient shares will be sold to pay the additional sales charge due. An SOI is not available for 401(a) plan purchases.

3)	Employer Sponsored Plans. The maximum sales charge for all purchases made in an account that is included in a payroll deduction plan (“Employer Sponsored Plan”) established prior to March 1, 2002 with Principal Management Corporation as the Funds’ transfer agent, is the sales charge that applies to purchases of at least $100,000 but less than $250,000 as described in the sales charge tables below; the regular sales charge applies to purchases of $250,000 or more in such accounts and to all purchases of the Short-Term Bond, Short-Term Income, Ultra Short Bond and LargeCap S&P 500 Index Fund shares. The reduced sales charge applies to purchases made by or on behalf of participants to such plans who become participants on or before July 28, 2007.

     Purchase of Class A Shares. The offering price for Class A shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, plus any applicable initial sales charge. The right-hand column in each table indicates what portion of the sales charge is paid to Investment Representatives and their brokerage firms (“dealers”) for selling Class A shares. For more information regarding compensation paid to dealers, see “Distribution Plan and Additional Information Regarding Intermediary Compensation.”

        Class A shares of the Funds are purchased with a sales charge that is a variable percentage based on the amount of the purchase. There is no sales charge on shares of a Fund purchased with reinvested dividends or other distributions. Class A shares purchased with proceeds from the redemption of Class A shares of other PFI Funds within 60 days of the redemption are not subject to an initial sales charge provided the shareholder notifies PFI that the purchase proceeds are from the redemption of Class A shares. Your sales charge may be reduced for larger purchases as indicated below.

Class A Sales Charges – Acquired and Acquiring Funds
	Sales Charge as % of
	Offering	Amount	Dealer Allowance
Amount of Purchase	Price	Invested	as % of Offering Price
Less than $50,000	4.50%	4.71%	4.00%
$50,000 but less than $100,000	4.00%	4.17%	3.50%
$100,000 but less than $250,000	3.50%	3.63%	3.00%

$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%	0.00%*

*	PFD may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows:
1.00% on purchases between $1 million and $3 million, 0.50% on the next $2 million, 0.35% on the next $5 million, and 0.25% on the amount purchased in excess of $10 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A, B, and C shares.

     Contingent Deferred Sales Charge (“CDSC”) on Class A Shares. Class A shares purchased in amounts of $1 million or more are generally subject to a CDSC of 1.00% if the shares are redeemed during the first 18 months after purchase, unless the dealer, at its discretion, has waived the commission. PFD may pay authorized dealers commissions up to 1.00% of the price of such purchases. The CDSC may be waived for redemptions of Class A shares as described under “CDSC Calculation and Waivers.”

CLASS B SHARES

     Class B shares may not be suitable for large investments. Due to the higher expenses associated with Class B shares, it may be more advantageous for investors to purchase Class A shares.

     The Fund seeks to prevent purchases of Class B shares by shareholders who, through Rights of Accumulation (described above under “Purchases at a Reduced Initial Sales Charge”) are entitled to credit for at least $100,000 of Class A, Class B, Class C, or Class J shares. The Fund will consider initial purchases of $100,000 or more, and subsequent purchases that would result in an investment of $100,000 or more when combined with a shareholder’s existing account values, as determined using Rights of Accumulation, as a purchase of Class A shares. Class B shares are not available to SIMPLE, SEP, SAR-SEP, non-qualified deferred compensation, payroll deductions or 403(b) plans that do not currently invest in the Fund’s Class B shares, nor to new participants in any such plans that invest in the Fund’s Class B shares.

     The offering price for Class B shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, with no initial sales charge. A CDSC of up to 5.00% may apply depending on the Fund and time in the investment (see schedule below).

•	Shares purchased through reinvestment of dividends and capital gain distributions are not subject to a CDSC.

•	There is no CDSC on redemptions of Class B shares held for 5 full years or longer.

•	Class B shares have higher annual expenses than Class A shares because they are subject to distribution fees for the first eight years.

•	After the eighth year, Class B shares convert automatically to Class A shares of the same Fund, typically without income tax impact.

     Within 60 days after a redemption of Class B shares, the proceeds may be reinvested in Class A shares at NAV, if a CDSC was paid. It is the responsibility of the shareholder to notify the Fund at the time of reinvestment if the purchase proceeds are from a redemption of Class B shares. (If a CDSC has been waived in connection with a Required Minimum Distribution, involuntary redemption, or the death of a shareholder, redemption proceeds may not be used to repurchase Class B shares. Following these circumstances, redemption proceeds may be used to purchase Class A shares at NAV.)

       The Distributor currently pays authorized dealers commissions of up to 4.00% of the price of Class B shares sold by them.

     Contingent Deferred Sales Charge (“CDSC”) on Class B Shares. Each new and subsequent purchase of Class B shares may be subject to a CDSC based upon the schedule below.

       A CDSC may be applied to Class B shares of all Funds according to the following schedule:

Year of Redemption	Contingent Deferred
After Purchase	Sales Charge(1)
First	5.00%

Second	5.00%
Third	4.00%
Fourth	3.00%
Fifth	2.00%
Sixth and following	0.00%

(1)	Shares purchased on or before January 12, 2007 may be subject to different CDSC schedules as described in the SAI.

CLASS C SHARES

     Class C shares may not be suitable for large investments. Due to the higher expenses associated with Class C shares, it may be more advantageous for investors currently purchasing, intending to purchase, or with existing assets in amounts that may qualify for a reduced sales charge on Class A shares, including through Rights of Accumulation and/or Statement of Intention, to purchase Class A shares.

     PFI seeks to prevent investments in Class C shares by shareholders with at least $1 million of investments in the PFI Funds eligible for inclusion pursuant to Rights of Accumulation. The Funds will consider initial purchases of $1 million or more, and subsequent purchases that would result in an investment of $1 million or more when combined with a shareholder’s existing account values, as determined using Rights of Accumulation, as a purchase of Class A shares.

     The offering price for Class C shares is the NAV next calculated after receipt of an investor's order in proper form by PFI or its servicing agent, with no initial sales charge.

•	A CDSC of 1.00% may apply if redeemed during the first 12 months after purchase. Class C shares do not convert to Class A shares, so future distribution and service fees do not decrease.

•	Class C shares have higher annual expenses than Class A shares because they are subject to distribution fees.

     Within 60 days of a redemption of Class C shares, the proceeds may be used to repurchase Class C shares. It is the responsibility of the shareholder to notify PFI at the time of the repurchase if the purchase proceeds are from a redemption of Class C shares. Shares purchased with redemption proceeds are not subject to the twelve month CDSC. If a CDSC has been waived in connection with a Required Minimum Distribution, involuntary redemption, or death of a shareholder, redemption proceeds may not be used to repurchase Class C shares. Following these circumstances, redemption proceeds may be used to purchase Class C shares which will be subject to the twelve month CDSC.

       PFD currently pays authorized dealers commissions of up to 1.00% of the price of Class C shares sold by them.

     Contingent Deferred Sales Charge (''CDSC'') on Class C Shares. Each initial and subsequent purchase of Class C shares is subject to a CDSC of 1.00% for a period of 12 months from the date of purchase. Shares will be redeemed first from shares purchased through reinvested dividends and capital gain distributions, which are not subject to the CDSC, and then in order of purchase. The CDSC may be waived for redemptions of Class C shares as described under ''CDSC Calculation and Waivers.''

CDSC CALCULATION AND WAIVERS

     The CDSC, if any, is based on the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made is used to determine if the newly acquired shares are subject to the CDSC when they are sold.

     In the case of selling some but not all of the shares in an account, the shares not subject to a sales charge are redeemed first. Other shares are redeemed in the order purchased (first in, first out). The CDSC does not apply to shares redeemed according to a periodic withdrawal plan limited to no more than 1.00% per month (measured cumulatively for non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the periodic withdrawal plan is established.

The CDSC is waived on shares which are sold:

•	within 90 days after an account is re-registered due to a shareholder’s death;

•	due to the shareholder’s disability, as defined in the Code provided the shares were purchased prior to the disability;

•	to pay surrender charges; or

•	involuntarily from small balance accounts.

NOTE: To have your CDSC waived, you must let your advisor or PFI know at the time you redeem shares that you qualify for such a waiver.

Redemptions of Shares

Institutional Class Shares and Retirement Class Shares

     Institutional Class shares of the Fund may be redeemed upon request. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form. The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

     Retirement Class Shares may be sold back to the Fund any day the NYSE is open, subject to any restrictions imposed by a plan. For more information about how to sell shares of the Funds, including any charges that a plan may impose, please consult the plan. The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

     Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make the payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this proxy statement/prospectus.

     The Board of Directors of both, the Acquiring and the Acquired, Funds have determined that it is not necessary to impose a fee upon the redemption of Retirement and Institutional Class shares, because both Funds have adopted transfer restrictions as described in “Exchange of Fund Shares.”

Class A, Class B, Class C and Class J Shares

     After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or excessive trading fee. There is no additional charge for a sale of shares however; you will be charged a $10 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day* after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days. A sell order from one owner is binding on all joint owners.

                  * a day when the NYSE is open for normal business

        Distributions from IRA, SEP, SIMPLE, 403(b) and SAR-SEP accounts may be taken as:

•	lump sum of the entire interest in the account,
•	partial interest in the account, or
•	periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.

      Tax penalties may apply to distributions before the participant reaches age 59 1/2.

     Sale of shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

       Generally, sales proceeds checks are:

•	payable to all owners on the account (as shown in the account registration) and
•	mailed to the address on the account (if not changed within last 30 days) or previously authorized bank account.

     For other payment arrangements, please call Principal Funds, Inc. You should also call Principal Funds, Inc. for special instructions that may apply to sales from accounts:

•	when an owner has died
•	for certain employee benefit plans; or
•	owned by corporations, partnerships, agents, or fiduciaries.

     Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, Principal Investors Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

     Within 60 calendar days after the sale of shares, you may reinvest the amount of the sale proceeds into any Principal Funds Class A shares without a sales charge if the shares that were sold were Class A shares, or were Class B shares on which a CDSC was paid or on which the CDSC was waived in connection with a Required Minimum Distribution, involuntary redemption, or due to the death of the shareholder. Within 60 calendar days after the sale of Class C shares, any amount of the sale proceeds that you reinvest will be reinvested in Class C shares; shares purchased by redemption proceeds are not subject to the twelve month CDSC. It is the responsibility of the shareholder to notify the Fund at the time of repurchase if the purchase proceeds are from a redemption of the Fund within the past 60 days.

     The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the “wash sale” rules resulting in the postponement of the recognition of the loss for tax purposes.

     Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

--	Sell shares by mail
	•	Send a letter or distribution form (call us for the form) which is signed by the owner/owners of the account to Principal Funds, P.O. Box 8024, Boston, MA 02266-8024. Specify the Fund(s) and account number.
	•	Specify the number of shares or the dollar amount to be sold.
	•	A Medallion Signature Guarantee* will be required if the:
	•	sell order is for more than $100,000;
	•	check is being sent to an address other than the account address;
	•	wire or ACH is being sent to a shareholder’s U.S. bank account not previously authorized;
	•	account address has been changed within 30 days of the sell order; or
	•	check is payable to a party other than the account shareholder(s), Principal Life, or a retirement plan trustee or custodian that has agreed in writing to accept a transfer of assets from the Fund.
* If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member, or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.

--	Sell shares in amounts of $100,000 or less by telephone
	•	The request may be made by a shareholder or by the shareholder’s Investment Representative.
	•	The combined amount requested from all funds to which the redemption request relates is $100,000 or less.
	•	The address on the account must not have been changed within the last 30 days and telephone privileges must apply to the account from which the shares are being sold.
	•	If our phone lines are busy, you may need to send in a written sell order.
	•	To sell shares the same day, the order must be received in good order before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).

	•	Telephone redemption privileges are NOT available for Principal Investors Fund 403(b) plans, inherited IRAs, and certain employer sponsored benefit plans.
	•	If previously authorized, wire or ACH can be sent to a shareholder’s U.S. bank account.

--	Systematic withdrawal plans
You may set up a systematic withdrawal plan on a monthly, quarterly, semiannual, or annual basis to:
	•	sell enough shares to provide a fixed amount of money ($100 minimum amount; the required minimum is waived to the extent necessary to meet the required minimum distribution as defined by the Internal Revenue Code),

	•	pay insurance or annuity premiums or deposits to Principal Life (call us for details), and

	•	provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a systematic withdrawal plan by:
	•	completing the applicable section of the application, or
	•	sending us your written instructions, or
	•	completing a Systematic Withdrawal Plan Request form (available on www.PrincipalFunds.com), or
	•	calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).

Your systematic withdrawal plan continues until:
	•	you instruct us to stop or
	•	your Fund account balance is zero.

     When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us. Sales made under your systematic withdrawal plan will reduce and may eventually exhaust your account.

     The Fund from which the systematic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.

     An excessive trading fee may apply to redemptions made within 30 days of purchase as described in “Frequent Purchases and Redemptions.” If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described in the “Frequent Purchases and Redemption” section.

Exchanges

Institutional and Retirement Class shares

     An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. A shareholder, including a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary or an employee benefit plan imposes, Fund shares may be exchanged, without charge, for shares of any other Fund of PFI, provided that:

•	the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund,

•	the share class of such other Fund is available through the plan, and

•	the share class of such other Fund is available in the shareholder’s state of residence.

     All exchanges completed on the same day are considered a single exchange for purposes of this exchange limitation. In addition, the Fund will reject an order to purchase shares of any Fund, except shares of the Money Market Fund, if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions.

     If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange restriction described above, Fund management may waive this restriction in lieu of the exchange limitation that the intermediary is able to impose if, in management’s judgment, such limitation is reasonably likely to prevent excessive trading in Fund shares. In order to prevent excessive exchanges, and under other circumstances where the Fund Board of Directors or PMC believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.

Class A, Class B, Class C and Class J shares

     Class A, Class B, and Class C shares may be exchanged without a sales charge or CDSC for the same class of any other PFI Fund.

     Class J shares may be exchanged for without sales charge for other Class J shares. The CDSC, if any, is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made is used to determine if newly acquired shares are subject to the CDSC when they are sold. An exchange fee is imposed on exchanges of $30,000 or more if the exchanged shares were purchased within 30 days of the date of the exchange.

     PFI reserves the right to revise or terminate the exchange privilege at any time. Notice will be provided to shareholders of any such change, to the extent required by law.

      You may exchange shares by:

•	sending a written request to the address provided on your account statement,
•	completing an Exchange Authorization Form (available on www.PrincipalFunds.com),
•	via the Internet at www.PrincipalFunds.com, or
•	calling us, if you have telephone privileges on the account.

Automatic exchange election

     This election authorizes an exchange from one PFI Fund to another on a monthly, quarterly, semiannual or annual basis.

       You can set up an automatic exchange by:

•	completing the Automatic Exchange Election section of the application,
•	calling us if telephone privileges apply to the account from which the exchange is to be made, or
•	sending us your written instructions.
•	completing an Automatic Exchange Election form (available on www.principalfunds.com)

Your automatic exchange continues until:

•	you instruct us to stop by calling us if telephone privileges apply to the account or by sending us your written
•	instructions; or
•	your Fund account balance is zero.

     You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

General

•	An exchange by any joint owner is binding on all joint owners.
•	If you do not have an existing account in the PFI Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
•	All exchanges are subject to the minimum investment and eligibility requirements of the PFI Fund being acquired.
•	You may acquire shares of a PFI Fund only if its shares are legally offered in your state of residence.
•	For an exchange to be effective the day we receive your instruction, we must receive the instruction before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).

     When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:

•	accounts with identical ownership;
•	an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership;
•	a single owner to a UTMA account if the owner of the single owner account is also the custodian on the UTMA account; or
•	a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

     The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.

     Each Fund reserves the right to revise or terminate the exchange privilege at any time. Notice will be provided to shareholders of any such change, to the extent required by law.

     An excessive trading fee may apply to exchanges made within 30 days of purchase as described in “Frequent Purchases and Redemptions.” If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described below.

Frequent Purchases and Redemptions

     The PFI Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.

       Frequent purchases and redemptions pose a risk to the PFI Funds because they may:

•	Disrupt the management of the PFI Funds by:
	•	forcing the PFI Funds to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund; and
	•	causing unplanned portfolio turnover;
•	Hurt the portfolio performance of the Funds; and
•	Increase expenses of the PFI Funds due to:
	•	increased broker-dealer commissions and
	•	increased recordkeeping and related costs.

     Certain PFI Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities, may appeal to investors attempting to take advantage of time-zone arbitrage. It is necessary to identify such abusive trading practices because the abuses described above will negatively impact the Fund.

     The PFI Funds have adopted procedures to “fair value” foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds. The Board of Directors of the Funds has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor trading activity to identify and take action against abuses. While the policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that all instances of abusive trading will be identified and prevented and the Funds may be negatively impacted and may cause investors to suffer the harms described. When abusive trading is identified, the policies and procedures will be applied in a fair and uniform manner. The following actions may include, but not limited to:

•	Rejecting exchange instructions from shareholder or other person authorized by the shareholder to direct exchanges;
•	Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made by facsimile, overnight courier, telephone or via the internet;
•	Limiting the number of exchanges during a year;

•	Requiring a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
•	Taking such other action as directed by the Fund.

     Currently the Funds impose an excessive trading fee on redemptions or exchanges of $30,000 or more of Class A, B, C, and J shares redeemed within 30 days after they are purchased. The fee does not apply to redemptions or exchanges made pursuant to an Automatic Exchange Election or Periodic Withdrawal Plan; due to a shareholder’s death or disability (as defined in the Code). The fee is equal to 1.00% of the total redemption or exchange amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact, and other costs associated with short-term money movement in and out of the Funds.

     If an intermediary is unwilling to impose the Fund’s excessive trading fee, the Fund may waive such fee if it determines that the intermediary is able to implement other policies and procedures reasonably designed to prevent excessive trading in Fund shares. If an intermediary is unable to implement the Fund’s excessive trading policy or to implement other procedures reasonably designed to prevent excessive trading in Fund shares, the Fund may waive the application of its excessive trading policy with respect to transactions of beneficial owners underlying the intermediary’s omnibus account if, in Fund management’s opinion, the purchases and redemptions at the omnibus account level are not likely to have an adverse impact on the management of the Fund’s portfolio. The Fund will monitor net purchases and redemptions in any such omnibus account in an effort to identify trading activity that might adversely impact the management of the Fund’s portfolio and, if such excessive trading is identified, will require the intermediary to prohibit ongoing excessive trading by the underlying beneficial owner or owners whose transactions are determined to be excessive.

     The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange and return the account holdings to the positions held prior to the exchange. We will give the shareholder that requested the exchange notice in writing in this instance.

Tax Considerations

     Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or reinvested in additional shares.

     Generally, dividends paid by the Funds from net short-term capital gains will be taxed as ordinary income. Distributions properly designated by a Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate), regardless of how long you have held your shares.

     A dividend or distribution made shortly after the purchase of shares of a PFI Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above.

     The information contained in this Proxy Statement/Prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Fund. You should consult your tax advisor before investing in the Fund.

Portfolio Holdings Information

     A description of the PFI's policies and procedures with respect to disclosure of the Funds' portfolio securities is available in the Statement of Additional Information.

VOTING INFORMATION

     Voting procedures. If you complete and return the enclosed proxy ballot, the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy's exercise by: (i) sending written notice to the Secretary of Principal Funds, Inc. at Principal Financial Group, Des Moines, Iowa 50392-2080, prior to the Meeting; (ii) subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting.

     Voting rights. Only shareholders of record at the close of business on November 21, 2008 (the "Record Date"), are entitled to vote. The shareholders of each class of shares of the Acquired Fund will vote together on the proposed

Reorganization relating to that Fund and on any other matter submitted to such shareholders. You are entitled to one vote on each matter submitted to the shareholders of the Acquired Fund for each share of the Fund that you hold, and fractional votes for fractional shares held. The Proposal requires for approval the affirmative vote of a "Majority of the Outstanding Voting Securities," which is a term defined in the 1940 Act to mean, with respect to the Acquired Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the meeting of the Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

     The number of votes eligible to be cast at the meeting as of the Record Date and other share ownership information are set forth below under the heading "Outstanding Shares and Share Ownership" in this Proxy Statement/Prospectus.

     Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of the Acquired Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve a Proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against a Proposal.

     In the event the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to the Proposal or any other matter will require the affirmative vote of the holders of a majority of the shares of the Acquired Fund cast at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.

     Solicitation procedures. PFI intends to solicit proxies by mail. Officers or employees of PFI, PMC or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by PMC for their out-of-pocket expenses.

     Expenses of the Meeting. The expenses of the Meeting for the Acquired Fund will be treated as an expense related to the Reorganization and will be paid by PMC.

OUTSTANDING SHARES AND SHARE OWNERSHIP

     The following table shows as of November 21, 2008, the Record Date, the number of shares outstanding for each class of the Acquired and Acquiring Funds:

Government & High Quality Bond Fund		Mortgage Securities Fund
(Acquired Fund)		(Acquiring Fund)

	Shares		Shares
Share Class	Outstanding	Share Class	Outstanding

A		A
B		B
C		C
J		J
Institutional		Institutional
R-1		R-1
R-2		R-2
R-3		R-3
R-4		R-4
R-5		R-5

     As of the November 21, 2008, Record Date, the Directors and Officers of PFI together owned less than 1% of the outstanding shares of any class of shares of the Acquired or Acquiring Funds.

     As of the November 21, 2008, Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of any class of shares of the Acquiring Fund:

Percentage of
Share Class	Name/Address of Shareholder	Ownership

     As of the November 21, 2008, Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more the outstanding shares of any class of shares of the Acquiring Fund:

Percentage of
Share Class	Name/Address of Shareholder	Ownership

FINANCIAL HIGHLIGHTS

     The financial highlights table for each of the Acquired Fund and the Acquiring Fund is intended to help investors understand the financial performance of each Fund for the past five fiscal years (or since inception in the case of a Fund in operation for less than five years) and for the semi-annual period ending April 30, 2008. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended October 31, 2003 through October 31, 2007 has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in PFI's Annual Report to Shareholders for the fiscal year ended October 31, 2007. Copies of this report are available on request as described above. Information for the semi-annual period ended April 30, 2008 has not been audited.

FINANCIAL HIGHLIGHTS
PRINCIPAL INVESTORS FUND, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008(a)	2007	2006	2005(b)
GOVERNMENT & HIGH QUALITY BOND FUND
Class A shares
Net Asset Value, Beginning of Period	$ 10 .06	$ 10 .13	$ 10 .11	$ 10 .38
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0.22	0.44	0.41	0.12
Net Realized and Unrealized Gain (Loss) on Investments	(0.13)	(0.06)	0.02	(0.25)

Total From Investment Operations	0.09	0.38	0.43	(0.13)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.22)	(0.45)	(0.41)	(0.14)

Total Dividends and Distributions	(0.22)	(0.45)	(0.41)	(0.14)

Net Asset Value, End of Period	$ 9.93	$ 10.06	$ 10.13	$ 10.11

Total Return(d)	0.83%(e)	3.84%	4.38%	(1.28)%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 185,322	$ 194,295	$ 211,705	$ 244,381
Ratio of Expenses to Average Net Assets	0 .88%(f)	0.88%	0.96%	0 .81%(f)
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)(g)	N/A	N/A	0.85%	0 .77%(f)
Ratio of Net Investment Income to Average Net Assets	4 .32%(f)	4.39%	4.03%	3 .35%(f)
Portfolio Turnover Rate	281.2%(f)	261 .5%	271 .5%	542.3%(f),(h)

	2008(a)	2007	2006	2005(b)
GOVERNMENT & HIGH QUALITY BOND FUND
Class B shares
Net Asset Value, Beginning of Period	$ 10 .06	$ 10 .13	$ 10 .11	$ 10 .38
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0.17	0.35	0.32	0.09
Net Realized and Unrealized Gain (Loss) on Investments	(0 .13)	(0 .06)	0.02	(0 .26)

Total From Investment Operations	0.04	0.29	0.34	(0 .17)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .17)	(0 .36)	(0 .32)	(0 .10)

Total Dividends and Distributions	(0 .17)	(0 .36)	(0 .32)	(0 .10)

Net Asset Value, End of Period	$ 9.93	$ 10 .06	$ 10 .13	$ 10 .11

Total Return(d)	0.39%(e)	2 .94%	3 .48%	(1.62)%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 34,399	$ 33,667	$ 38,018	$ 47,116
Ratio of Expenses to Average Net Assets	1 .78%(f)	1 .78%	1 .79%	1 .74%(f)
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)(g)	N/A	N/A	1 .68%	1 .69%(f)
Ratio of Net Investment Income to Average Net Assets	3 .42%(f)	3 .49%	3 .19%	2 .42%(f)
Portfolio Turnover Rate	281.2%(f)	261 .5%	271 .5%	542.3%(f),(h)

	2008(a)	2007(i)
GOVERNMENT & HIGH QUALITY BOND FUND
Class C shares
Net Asset Value, Beginning of Period	$ 10 .07	$ 10 .12
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0 .18	0 .29
Net Realized and Unrealized Gain (Loss) on Investments	(0.15)	(0.04)

Total From Investment Operations	0 .03	0 .25
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)	(0.30)

Total Dividends and Distributions	(0.18)	(0.30)

Redemption fees	0 .02	–

Net Asset Value, End of Period	$ 9 .94	$ 10 .07

Total Return(d)	0.44%(e)	2.56%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 2,980	$ 1,506
Ratio of Expenses to Average Net Assets(j)	1.65%(f)	1.65%(f)
Ratio of Net Investment Income to Average Net Assets	3.60%(f)	3.63%(f)
Portfolio Turnover Rate	281.2%(f)	261.5%

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL INVESTORS FUND, INC.
(unaudited)

	2008(a)	2007	2006	2005	2004	2003
GOVERNMENT & HIGH QUALITY BOND FUND
R-3 shares
Net Asset Value, Beginning of Period	$ 10 .01	$ 10 .08	$ 10 .06	$ 10 .33	$ 10 .31	$ 10 .55
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0 .21	0 .43	0 .39	0 .34	0 .30	0 .29
Net Realized and Unrealized Gain (Loss) on Investments	(0.14)	(0.06)	0 .03	(0.28)	0 .09	(0.16)

Total From Investment Operations	0 .07	0 .37	0 .42	0 .06	0 .39	0 .13
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.21)	(0.44)	(0.40)	(0.33)	(0.37)	(0.37)

Total Dividends and Distributions	(0.21)	(0.44)	(0.40)	(0.33)	(0.37)	(0.37)

Net Asset Value, End of Period	$ 9 .87	$ 10 .01	$ 10 .08	$ 10 .06	$ 10 .33	$ 10 .31

Total Return	0.68%(e)	3 .74%	4 .27%	0 .57%	3 .89%	1 .22%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 14,397	$ 11,507	$ 8,517	$ 5,266	$ 2,980	$ 1,101
Ratio of Expenses to Average Net Assets	0.98%(f)	0 .97%	1 .08%	0 .99%	0 .97%	0 .97%
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)(g)	N/A	N/A	0 .97%	0 .97%	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.23%(f)	4 .30%	3 .95%	3 .28%	2 .90%	2 .78%
Portfolio Turnover Rate	281.2%(f)	261.5%	271.5%	542 .3%(h)	95 .2%	219.5%

	2008(a)	2007	2006	2005	2004	2003
GOVERNMENT & HIGH QUALITY BOND FUND
R-2 shares
Net Asset Value, Beginning of Period	$ 10 .01	$ 10 .07	$ 10 .06	$ 10 .33	$ 10 .31	$ 10 .55
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0 .20	0 .41	0 .37	0 .32	0 .28	0 .28
Net Realized and Unrealized Gain (Loss) on Investments	(0.14)	(0.05)	0 .02	(0.28)	0 .10	(0.17)

Total From Investment Operations	0 .06	0 .36	0 .39	0 .04	0 .38	0 .11
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.20)	(0.42)	(0.38)	(0.31)	(0.36)	(0.35)

Total Dividends and Distributions	(0.20)	(0.42)	(0.38)	(0.31)	(0.36)	(0.35)

Net Asset Value, End of Period	$ 9 .87	$ 10 .01	$ 10 .07	$ 10 .06	$ 10 .33	$ 10 .31

Total Return	0.59%(e)	3 .66%	3 .98%	0 .39%	3 .71%	1 .04%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 10,187	$ 9,423	$ 8,588	$ 7,427	$ 6,096	$ 4,020
Ratio of Expenses to Average Net Assets	1.16%(f)	1 .15%	1 .26%	1 .17%	1 .15%	1 .15%
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)(g)	N/A	N/A	1 .15%	1 .15%	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.04%(f)	4 .13%	3 .74%	3 .09%	2 .76%	2 .60%
Portfolio Turnover Rate	281.2%(f)	261.5%	271.5%	542 .3%(h)	95 .2%	219.5%

	2008(a)	2007	2006	2005
GOVERNMENT & HIGH QUALITY BOND FUND
R-1 shares
Net Asset Value, Beginning of Period	$ 10 .05	$ 10 .12	$ 10 .11	$ 10 .36
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0 .20	0 .40	0 .37	0 .31
Net Realized and Unrealized Gain (Loss) on Investments	(0.14)	(0.06)	0 .01	(0.26)

Total From Investment Operations	0 .06	0 .34	0 .38	0 .05
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.19)	(0.41)	(0.37)	(0.30)

Total Dividends and Distributions	(0.19)	(0.41)	(0.37)	(0.30)

Net Asset Value, End of Period	$ 9 .92	$ 10 .05	$ 10 .12	$ 10 .11

Total Return	0.62%(e)	3 .40%	3 .82%	0.45%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 1,127	$ 857	$ 657	$ 177
Ratio of Expenses to Average Net Assets	1.29%(f)	1 .28%	1 .38%	1 .31%
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)(g)	N/A	N/A	1 .28%	1 .28%
Ratio of Net Investment Income to Average Net Assets	3.94%(f)	3 .99%	3 .69%	3 .01%
Portfolio Turnover Rate	281.2%(f)	261.5%	271.5%	542 .3%(h)

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL INVESTORS FUND, INC.
(unaudited)

	2008(a)	2007	2006	2005	2004	2003
GOVERNMENT & HIGH QUALITY BOND FUND
Class J shares
Net Asset Value, Beginning of Period	$ 10 .09	$ 10 .15	$ 10 .13	$ 10 .40	$ 10 .37	$ 10 .60
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0.21	0.42	0.38	0.32	0.28	0.25
Net Realized and Unrealized Gain (Loss) on Investments	(0 .14)	(0 .06)	0.02	(0 .28)	0.09	(0 .15)

Total From Investment Operations	0.07	0.36	0.40	0.04	0.37	0.10
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .20)	(0 .42)	(0 .38)	(0 .31)	(0 .34)	(0 .33)

Total Dividends and Distributions	(0 .20)	(0 .42)	(0 .38)	(0 .31)	(0 .34)	(0 .33)

Net Asset Value, End of Period	$ 9.96	$ 10 .09	$ 10 .15	$ 10 .13	$ 10 .40	$ 10 .37

Total Return(k)	0.71%(e)	3.63%	4.05%	0.37%	3.59%	0.93%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 104,361	$ 101,868	$ 105,222	$ 108,545	$ 101,937	$ 89,856
Ratio of Expenses to Average Net Assets	1 .01%(f)	1.11%	1.26%	1.18%	1.18%	1.36%
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)(g)	N/A	N/A	1.15%	1.17%	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(l)	–	–	1.26%	1.18%	1.18%	1.36%
Ratio of Net Investment Income to Average Net Assets	4 .20%(f)	4.17%	3.74%	3.07%	2.74%	2.40%
Portfolio Turnover Rate	281.2%(f)	261 .5%	271 .5%	542.3%(h)	95 .2%	219 .5%

	2008(a)	2007	2006	2005	2004	2003

GOVERNMENT & HIGH QUALITY BOND FUND
Institutional shares
Net Asset Value, Beginning of Period	$ 10 .04	$ 10 .12	$ 10 .10	$ 10 .37	$ 10 .35	$ 10 .60
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0 .24	0 .49	0 .45	0 .39	0 .37	0 .36
Net Realized and Unrealized Gain (Loss) on Investments	(0.13)	(0.07)	0 .03	(0.27)	0 .08	(0.18)

Total From Investment Operations	0 .11	0 .42	0 .48	0 .12	0 .45	0 .18
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.24)	(0.50)	(0.46)	(0.39)	(0.43)	(0.43)

Total Dividends and Distributions	(0.24)	(0.50)	(0.46)	(0.39)	(0.43)	(0.43)

Net Asset Value, End of Period	$ 9 .91	$ 10 .04	$ 10 .12	$ 10 .10	$ 10 .37	$ 10 .35

Total Return	1.07%(e)	4 .21%	4 .84%	1 .14%	4 .47%	1 .70%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 44	$ 16	$ 10	$ 10	$ 10	$ 10
Ratio of Expenses to Average Net Assets	0.41%(f)	0 .40%	0 .53%	0 .41%	0 .40%	0 .40%
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)(g)	N/A	N/A	0 .40%	0 .40%	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.77%(f)	4 .85%	4 .48%	3 .84%	3 .52%	3 .45%
Portfolio Turnover Rate	281.2%(f)	261.5%	271.5%	542 .3%(h)	95 .2%	219.5%

	2008(a)	2007	2006	2005	2004	2003
GOVERNMENT & HIGH QUALITY BOND FUND
R-5 shares
Net Asset Value, Beginning of Period	$ 10 .03	$ 10 .10	$ 10 .08	$ 10 .35	$ 10 .34	$ 10 .57
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0 .23	0 .46	0 .43	0 .37	0 .34	0 .32
Net Realized and Unrealized Gain (Loss) on Investments	(0.13)	(0.06)	0 .02	(0.28)	0 .08	(0.15)

Total From Investment Operations	0 .10	0 .40	0 .45	0 .09	0 .42	0 .17
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.23)	(0.47)	(0.43)	(0.36)	(0.41)	(0.40)

Total Dividends and Distributions	(0.23)	(0.47)	(0.43)	(0.36)	(0.41)	(0.40)

Net Asset Value, End of Period	$ 9 .90	$ 10 .03	$ 10 .10	$ 10 .08	$ 10 .35	$ 10 .34

Total Return	0.94%(e)	4 .05%	4 .58%	0 .87%	4 .11%	1 .63%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 18,761	$ 15,569	$ 13,126	$ 11,031	$ 7,084	$ 4,853
Ratio of Expenses to Average Net Assets	0.67%(f)	0 .66%	0 .77%	0 .68%	0 .66%	0 .66%
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)(g)	N/A	N/A	0 .66%	0 .66%	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.54%(f)	4 .61%	4 .24%	3 .58%	3 .26%	3 .09%
Portfolio Turnover Rate	281.2%(f)	261.5%	271.5%	542 .3%(h)	95 .2%	219.5%

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL INVESTORS FUND, INC.
(unaudited)

	2008(a)	2007	2006	2005	2004	2003
GOVERNMENT & HIGH QUALITY BOND FUND
R-4 shares
Net Asset Value, Beginning of Period	$ 10 .03	$ 10 .10	$ 10 .08	$ 10 .35	$ 10 .33	$ 10 .57
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0 .22	0 .45	0 .41	0 .36	0 .32	0 .30
Net Realized and Unrealized Gain (Loss) on Investments	(0.13)	(0.06)	0 .03	(0.28)	0 .09	(0.15)

Total From Investment Operations	0 .09	0 .39	0 .44	0 .08	0 .41	0 .15
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.22)	(0.46)	(0.42)	(0.35)	(0.39)	(0.39)

Total Dividends and Distributions	(0.22)	(0.46)	(0.42)	(0.35)	(0.39)	(0.39)

Net Asset Value, End of Period	$ 9 .90	$ 10 .03	$ 10 .10	$ 10 .08	$ 10 .35	$ 10 .33

Total Return	0.88%(e)	3 .93%	4 .46%	0 .76%	4 .08%	1 .41%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 3,978	$ 2,724	$ 2,010	$ 2,046	$ 1,140	$ 745
Ratio of Expenses to Average Net Assets	0.79%(f)	0 .78%	0 .89%	0 .80%	0 .78%	0 .78%
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)(g)	N/A	N/A	0 .78%	0 .78%	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.45%(f)	4 .51%	4 .11%	3 .48%	3 .12%	3 .00%
Portfolio Turnover Rate	281.2%(f)	261.5%	271.5%	542 .3%(h)	95 .2%	219.5%

(a) Six months ended April 30, 2008.
(b) Period from June 28, 2005, date shares first offered, through October 31, 2005.
(c) Calculated based on average shares outstanding during the period.
(d) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(e) Total return amounts have not been annualized.
(f) Computed on an annualized basis.
(g) Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.
(h) Portfolio turnover rate excludes approximately $343,164,000 of securities from the acquisition of Principal Government Securities Income Fund, Inc.
(i) Period from January 17, 2007 through October 31, 2007. Class C shares recognized $.01 of net investment income per share and incurred a net realized and unrealized loss of $.03 per share from January 10, 2007, through January 16, 2007.
(j) Reflects Manager's contractual expense limit.
(k) Total return is calculated without the contingent deferred sales charge.
(l) Excludes expense reimbursement from Manager.

FINANCIAL HIGHLIGHTS
PRINCIPAL INVESTORS FUND, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008(a)	2007	2006	2005	2004	2003
MORTGAGE SECURITIES FUND
Class A shares
Net Asset Value, Beginning of Period	$ 10 .54	$ 10 .54	$ 10 .53	$ 10 .88	$ 10 .89	$ 11 .19
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .23(b)	0 .47(b)	0.44	0.41(b)	0.40(b)	0.40(b)
Net Realized and Unrealized Gain (Loss) on Investments	0.12	0.01	0.04	(0 .30)	0.05	(0 .19)

Total From Investment Operations	0.35	0.48	0.48	0.11	0.45	0.21
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .25)	(0 .48)	(0 .47)	(0 .46)	(0 .46)	(0 .51)

Total Dividends and Distributions	(0 .25)	(0 .48)	(0 .47)	(0 .46)	(0 .46)	(0 .51)

Net Asset Value, End of Period	$ 10 .64	$ 10 .54	$ 10 .54	$ 10 .53	$ 10 .88	$ 10 .89

Total Return(c)	3.34%(d)	4 .65%	4 .74%	1.02%	4.26%	1.94%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 87,488	$ 90,167	$ 98,110	$ 120,615	$ 134,896	$ 176,859
Ratio of Expenses to Average Net Assets	0.91%(e)	0 .91%	0 .91%	0.92%	0.93%	0.93%
Ratio of Gross Expenses to Average Net Assets(f)	–	0 .93%	0 .91%	0.92%	0.93%	0.93%
Ratio of Net Investment Income to Average Net Assets	4.37%(e)	4 .45%	4 .25%	3.84%	3.64%	3.59%
Portfolio Turnover Rate	4 .4%(e)	13 .6%	13 .0%	34 .0%	30 .0%	62 .0%

	2008(a)	2007	2006	2005	2004	2003
MORTGAGE SECURITIES FUND
Class B shares
Net Asset Value, Beginning of Period	$ 10 .53	$ 10 .54	$ 10 .52	$ 10 .87	$ 10 .88	$ 11 .18
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .19(b)	0 .39(b)	0.37	0.33(b)	0.32(b)	0.32(b)
Net Realized and Unrealized Gain (Loss) on Investments	0.13	–	0.05	(0 .30)	0.05	(0 .19)

Total From Investment Operations	0.32	0.39	0.42	0.03	0.37	0.13
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .21)	(0 .40)	(0 .40)	(0 .38)	(0 .38)	(0 .43)

Total Dividends and Distributions	(0 .21)	(0 .40)	(0 .40)	(0 .38)	(0 .38)	(0 .43)

Net Asset Value, End of Period	$ 10 .64	$ 10 .53	$ 10 .54	$ 10 .52	$ 10 .87	$ 10 .88

Total Return(c)	3.07%(d)	3 .78%	4 .06%	0.28%	3.50%	1.20%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 49,302	$ 58,227	$ 85,761	$ 122,147	$ 157,900	$ 251,153
Ratio of Expenses to Average Net Assets	1.65%(e)	1 .66%	1 .66%	1.65%	1.65%	1.66%
Ratio of Gross Expenses to Average Net Assets(f)	–	1 .68%	1 .66%	1.65%	1.65%	1.66%
Ratio of Net Investment Income to Average Net Assets	3.64%(e)	3 .72%	3 .50%	3.11%	2.92%	2.86%
Portfolio Turnover Rate	4 .4%(e)	13 .6%	13 .0%	34 .0%	30 .0%	62 .0%

	2008(a)	2007	2006	2005	2004	2003
MORTGAGE SECURITIES FUND
Class C shares
Net Asset Value, Beginning of Period	$ 10 .52	$ 10 .53	$ 10 .51	$ 10 .86	$ 10 .87	$ 11 .18
Income from Investment Operations:
Net Investment Income (Operating Loss)	0 .19(b)	0 .39(b)	0 .37	0 .33(b)	0 .32(b)	0 .32(b)
Net Realized and Unrealized Gain (Loss) on Investments	0 .12	0 .01	0 .05	(0.30)	0 .05	(0.20)

Total From Investment Operations	0 .31	0 .40	0 .42	0 .03	0 .37	0 .12
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.21)	(0.41)	(0.40)	(0.38)	(0.38)	(0.43)

Total Dividends and Distributions	(0.21)	(0.41)	(0.40)	(0.38)	(0.38)	(0.43)

Net Asset Value, End of Period	$ 10 .62	$ 10 .52	$ 10 .53	$ 10 .51	$ 10 .86	$ 10 .87

Total Return(c)	2.99%(d)	3 .92%	4 .00%	0 .29%	3 .53%	1 .12%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 5,897	$ 7,273	$ 7,964	$ 6,775	$ 6,279	$ 13,354
Ratio of Expenses to Average Net Assets	1.63%(e)	1 .63%	1 .63%	1 .64%	1 .64%	1 .64%
Ratio of Gross Expenses to Average Net Assets(f)	–	1 .93%	1 .63%	1 .64%	1 .64%	1 .64%
Ratio of Net Investment Income to Average Net Assets	3.66%(e)	3 .74%	3 .53%	3 .12%	2 .93%	2 .88%
Portfolio Turnover Rate	4 .4%(e)	13 .6%	13 .0%	34 .0%	30 .0%	62 .0%

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL INVESTORS FUND, INC.
(unaudited)

	2008(a)	2007	2006	2005	2004	2003
MORTGAGE SECURITIES FUND
Institutional shares
Net Asset Value, Beginning of Period	$ 10 .54	$ 10 .55	$ 10 .53	$ 10 .88	$ 10 .89	$ 11 .19
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.25(b)	0.51(b)	0.49	0.45(b)	0.44(b)	0.44(b)
Net Realized and Unrealized Gain (Loss) on
Investments	0.13	0.01	0.05	(0 .30)	0.05	(0 .19)

Total From Investment Operations	0.38	0.52	0.54	0.15	0.49	0.25
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .27)	(0 .53)	(0 .52)	(0 .50)	(0 .50)	(0 .55)

Total Dividends and Distributions	(0 .27)	(0 .53)	(0 .52)	(0 .50)	(0 .50)	(0 .55)

Net Asset Value, End of Period	$ 10 .65	$ 10 .54	$ 10 .55	$ 10 .53	$ 10 .88	$ 10 .89

Total Return	3.65%(d)	4.98%	5.25%	1.41%	4.65%	2.32%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 1,401,590	$ 1,497,302	$ 1,521,330	$ 1,642,617	$ 1,260,104	$ 658,676
Ratio of Expenses to Average Net Assets	0.50%(e)	0.50%	0.52%	0.54%	0.55%	0.57%
Ratio of Gross Expenses to Average Net Assets(g)	–	–	0.52%	0.54%	0.55%	0.57%
Ratio of Net Investment Income to Average Net Assets.	4.78%(e)	4.86%	4.64%	4.22%	4.02%	3.95%
Portfolio Turnover Rate	4.4%(e)	13 .6%	13 .0%	34 .0%	30 .0%	62 .0%

(a) Six months ended April 30, 2008.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d) Total return amounts have not been annualized.
(e) Computed on an annualized basis.
(f) Excludes expense reimbursement from Manager and/or custodian credits.
(g) Expense ratio without custodian credits.

FINANCIAL STATEMENTS

     The financial statements of the Acquiring Fund and the Acquired Fund included in PFI's Annual Report to Shareholders for the fiscal year ended October 31, 2007 are incorporated by reference into the Statement of Additional Information and have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm. The unaudited financial statements of the Acquiring Fund and the Acquired Fund included in PFI's Semi-Annual Report to Shareholders for the six-month period ended April 30, 2008 have also been incorporated by reference into the Statement of Additional Information. Copies of the Annual and Semi-Annual Reports are available upon request as described above.

LEGAL MATTERS

     Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Michael D. Roughton, Esq., Counsel to PFI. Certain tax consequences of the Reorganization will be passed upon for the Acquiring Fund by Randy Lee Bergstrom, Esq., Assistant Tax Counsel to PFI, and for the Acquired Fund by Carolyn F. Kolks, Esq., Assistant Tax Counsel to PFI.

OTHER INFORMATION

     PFI is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PFI Fund must be received by PFI a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF DIRECTORS December ______, 2008 Des Moines, Iowa

FORM OF PLAN OF ACQUISITION

Appendix A

Government & High Quality Bond Fund and
Mortgage Securities Fund

     The Board of Directors of Principal Funds, Inc., a Maryland corporation (the “Fund”), deems it advisable that the Mortgage Securities Fund series of the Fund (“Mortgage Securities”) acquire all of the assets of the Government & High Quality Bond Fund series of the Fund (“Government & High Quality”) in exchange for the assumption by Mortgage Securities of all of the liabilities of Government & High Quality and shares issued by Mortgage Securities which are thereafter to be distributed by Government & High Quality pro rata to its shareholders in complete liquidation and termination of Government & High Quality and in exchange for all of Government & High Quality’s outstanding shares.

     Government & High Quality will transfer to Mortgage Securities, and Mortgage Securities will acquire from Government & High Quality, all of the assets of Government & High Quality on the Closing Date and will assume from Government & High Quality all of the liabilities of Government & High Quality in exchange for the issuance of the number of shares of Mortgage Securities determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of Government & High Quality in complete liquidation and termination of Government & High Quality and in exchange for all of Government & High Quality’s outstanding shares. Government & High Quality will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by Government & High Quality in proper form prior to the Closing Date shall be fulfilled by Government & High Quality. Redemption requests received by Government & High Quality thereafter will be treated as requests for redemption of those shares of Mortgage Securities allocable to the shareholder in question.

     Government & High Quality will declare, and Mortgage Securities may declare, to its shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.

     On the Closing Date, Mortgage Securities will issue to Government & High Quality a number of full and fractional shares of Mortgage Securities, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of Government & High Quality. The aggregate value of the net assets of Government & High Quality and Mortgage Securities shall be determined in accordance with the then current Prospectus of Mortgage Securities as of close of regularly scheduled trading on the New York Stock Exchange on the Closing Date.

     The closing of the transactions contemplated in this Plan (the “Closing”) shall be held at the offices of Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392 at 3:00 p.m. Central Time on February 20, 2009, or on such earlier or later date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing Date.”

     In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for Mortgage Securities or Government & High Quality to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.

     As soon as practicable after the Closing, Government & High Quality shall (a) distribute on a pro rata basis to the shareholders of record of Government & High Quality at the close of business on the Closing Date the shares of Mortgage Securities received by Government & High Quality at the Closing in exchange for all of Government & High Quality’s outstanding shares, and (b) be liquidated in accordance with applicable law and the Fund’s Articles of Incorporation.

A-1

     For purposes of the distribution of shares of Mortgage Securities to shareholders of Government & High Quality, Mortgage Securities shall credit its books an appropriate number its shares to the account of each shareholder of Government & High Quality. No certificates will be issued for shares of Mortgage Securities. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of Government & High Quality, shall be deemed for all purposes of the Fund’s Articles of Incorporation and Bylaws to evidence the appropriate number of shares of Mortgage Securities to be credited on the books of Mortgage Securities in respect of such shares of Government & High Quality as provided above.

     Prior to the Closing Date, Government & High Quality shall deliver to Mortgage Securities a list setting forth the assets to be assigned, delivered and transferred to Mortgage Securities, including the securities then owned by Government & High Quality and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by Mortgage Securities pursuant to this Plan.

     All of Government & High Quality’s portfolio securities shall be delivered by Government & High Quality’s custodian on the Closing Date to Mortgage Securities or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an account in the name of Mortgage Securities or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from Government & High Quality’s account at its custodian to Mortgage Securities’ account at its custodian. If on the Closing Date Government & High Quality is unable to make good delivery to Mortgage Securities’ custodian of any of Government & High Quality’s portfolio securities because such securities have not yet been delivered to Government & High Quality’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and Government & High Quality shall deliver to Mortgage Securities’ custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to Mortgage Securities, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by Mortgage Securities.

     This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of Government & High Quality and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either Fund. This Plan may be amended by the Board of Directors at any time, except that after approval by the shareholders of Government & High Quality no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of Government & High Quality.

     Except as expressly provided otherwise in this Plan, Government & High Quality will pay or cause to be paid all expenses and out-of-pocket fees incurred in connection with the transactions contemplated under this Plan, other than printing, mailing, and legal costs which shall be paid by Principal Management Corporation.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by its President or its Executive Vice President as of the _______th day of __________, 2008.

PRINCIPAL FUNDS, INC.
     on behalf of the following Acquired Fund:
          Government & High Quality Bond Fund

By:___________________________________
         Nora Everett, President

PRINCIPAL FUNDS, INC.
     on behalf of the following Acquiring Fund:
          Mortgage Securities Fund

By:___________________________________
Michael J. Beer, Executive Vice President

A-2

DESCRIPTION OF INDICES

Appendix B

Citigroup Mortgage Index represents the mortgage-backed securities component of Citigroup's Broad Investment-Grade Bond Index. It consists of 30- and 15-year agency-issued (Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC")) pass-through securities as well as FNMA and FHLMC balloon mortgages.

Lehman Brothers Government/Mortgage Index is a combination of the unmanaged Lehman Government Index and the unmanaged Lehman Mortgage Backed Securities (MBS) Index. The Lehman Government Index includes all Government Bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, GNMA, and FHLMC.

Morningstar Intermediate Government Category Average is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.

B-1

PRINCIPAL FUNDS, INC. – GOVERNMENT & HIGH QUALITY BOND FUND
Des Moines, Iowa 50392-2080

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
February 13, 2009

This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Michael J. Beer, Michael D. Roughton, and Ernest H. Gillum, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the Fund to be held on
February 13, 2009 at 10:00 a.m., Central Time, and at any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate boxes below on this ballot, date and sign exactly as your name appears.
Your signature acknowledges receipt of Notice of the Special Meeting of Shareholders and Proxy
Statement dated December __, 2009. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR the proposals listed below. In their discretion the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS BALLOT. PLEASE
MARK, SIGN, DATE AND MAIL YOUR PROXY BALLOT IN THE ENCLOSED
POSTAGE-PAID ENVELOPE. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.

The Board of Directors recommends that shareholders vote FOR the following proposals. Please make your choice below in blue or black ink. Example: [X]

Sign this proxy ballot and return it as soon as possible in the enclosed envelope.

Approval of a Plan of Acquisition providing for the reorganization of the Government & High
Quality Bond Fund (the "Acquired Fund") into the Mortgage Securities Fund.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

_____________________________________	_____________________________________	______________, 2009
Signature	Signature (if held jointly)	Date

PART B
INFORMATION REQUIRED IN
A STATEMENT OF ADDITIONAL INFORMATION

PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

STATEMENT OF ADDITIONAL INFORMATION
Dated: December ____, 2008

     This Statement of Additional Information is available to the shareholders of the Government & High Quality Bond Fund (the "Acquired Fund"), in connection with the proposed reorganization of the Acquired Fund into the Mortgage Securities Fund (the "Acquiring Fund") (the "Reorganization"). Each of the Acquired and Acquiring Funds is a separate series of Principal Funds, Inc. ("PFI").

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated December ____, 2008, relating to the Special Meeting of Shareholders of the Acquired Fund to be held on February 13, 2009. The Proxy Statement/Prospectus, which describes the proposed Reorganization, may be obtained without charge by writing to Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392-2080, or by calling toll free at 1-800-222-5852.

TABLE OF CONTENTS

(1) Statement of Additional Information of PFI dated September 30, 2008, as supplemented).

(2) Audited Financial Statements of PFI for the fiscal year ended October 31, 2007, related to the Acquired Fund and the Acquiring Fund.

(3) Pro Forma Financial Information for the combination of the Acquired Fund into the
Acquiring Fund.

INFORMATION INCORPORATED BY REFERENCE

     This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission (File Nos. 33-59474; and 811-07572):

(1) The Statement of Additional Information of Principal Funds, Inc. ("PFI") dated
September 30, 2008, (including Supplement dated October 31, 2008 filed via
EDGAR on October 31, 2008).

(2) The financial statements of the Acquired Fund and the Acquiring Fund included in
PFI's Annual Report to Shareholders for the fiscal year ended October 31, 2007, which have been audited by Ernst & Young LLP, Independent Registered Public
Accounting Firm, as filed on Form N-CSR on December 28, 2007; and

(3) The unaudited financial statements of the Acquired Fund and the Acquiring Fund included in PFI's Semi-Annual Report to Shareholders for the six-month period ended
April 30, 2008, as filed on Form N-CSRS on July 7, 2008.

     The Annual and Semi-Annual Reports to Shareholders of PFI are available upon request and without charge by calling toll-free at 1-800-222-5852.

PRO FORMA FINANCIAL STATEMENTS

On September 8, 2008, the Board of Directors of PFI approved a Plan of Acquisition whereby, the Mortgage Securities Fund (the "Acquiring Fund") will acquire all the assets of the Government & High Quality Bond Fund (the "Acquired Fund"), subject to the liabilities of the Acquired Fund, in exchange for a number of shares equal in value to the pro rata net assets of shares of the Acquired Fund (the "Reorganization").

Shown below are unaudited pro forma financial statements for the combined Acquiring Fund, assuming the Reorganization had been consummated as of April 30, 2008. The first table presents pro forma Statements of Assets and Liabilities for the combined Acquiring Fund. The second table presents pro forma Statements of Operations for the combined Acquiring Fund. The third table presents a pro forma Schedule of Investments for the combined Acquiring Fund.

Please see the accompanying notes for additional information about the pro forma financial statements. The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Acquired Fund and the Acquiring Fund incorporated by reference in the Statement of Additional Information.

	Statements of Assets and Liabilities
	Principal Funds, Inc.
	April 30, 2008 (unaudited)
	Amounts in thousands

	Government &						Pro Forma
	High Quality		Mortgage		Pro Forma		Mortgage
	Bond Fund		Securities Fund		Adjustments		Securities Fund

Investment in securities--at cost	$ 565,482		$ 1,564,545		$-		$ 2,130,027

Assets
Investment in securities--at value	$ 555,144	(a)	$ 1,558,939	(a)	$-		$ 2,114,083	(a)
Cash	128		10		-		138
Receivables:
Capital Shares sold	1,601		9,102		-		10,703
Dividends and interest	2,689		7,369		-		10,058
Expense reimbursement from Manager	2		12		-		14
Expense reimbursement from Underwriter	4		-		-		4
Investment securities sold	39,850		1,120		-		40,970
Swap premiums paid	429		-		-		429
Unrealized gain on swap agreements	533		-		-		533
Other assets	19		1		-		20
Prepaid directors' expenses	2		1		-		3

Total Assets	600,401		1,576,554		-		2,176,955

Liabilities
Accrued management and investment advisory fees	124		633		-		757
Accrued administrative service fees	6		-		-		6
Accrued distribution fees	114		64		-		178
Accrued service fees	7		-		-		7
Accrued transfer agent fees	124		74		-		198
Accrued other expenses	83		28		-		111
Payables:
Capital Shares reacquired	262		1,424		-		1,686
Dividends payable	1,282		6,464		-		7,746
Investment securities purchased	133,122		-		-		133,122
Unrealized loss on swap agreements	218		-		-		218
Reorganization costs	-		-		5	(c)	5
Variation margin on futures contracts	29		-		-		29
Collateral obligation on securities loaned, at value	89,474		23,590		-		113,064

Total Liabilities	224,845		32,277		5		257,127

Net Assets Applicable to Outstanding Shares	$ 375,556		$ 1,544,277		$(5)		$ 1,919,828

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 397,584		$ 1,586,667		$-		$ 1,984,251
Accumulated undistributed (overdistributed) net investment income (operating loss)	98		(3,044)		(5)	(c)	(2,951)
Accumulated undistributed (overdistributed) net realized gain (loss)	(12,072)		(33,740)		-		(45,812)
Net unrealized appreciation (depreciation) of investments	(10,054)		(5,606)		-		(15,660)

Total Net Assets	$ 375,556		$ 1,544,277		$(5)		$ 1,919,828

Capital Stock (par value: $.01 a share):
Shares authorized	730,000		600,000		-		600,000
Net Asset Value Per Share:
Class A: Net Assets	$ 185,322		$ 87,488		$(3)	(c)	$ 272,807
Shares issued and outstanding	18,671		8,219		(1,254)	(b)	25,636
Net asset value per share	$ 9.93		$ 10.64				$ 10.64
Maximum Offering Price	$ 10.40	(e)	$ 11.14	(e)			$ 11.14	(e)

Class B: Net Assets	$ 34,399		$ 49,302		$(1)	(c)	$ 83,700
Shares issued and outstanding	3,465		4,635		(232)	(b)	7,868
Net asset value per share	$ 9.93		$ 10.64	(d)			$ 10.64	(d)

Class C: Net Assets	$ 2,980		$ 5,897		$-		$ 8,877
Shares issued and outstanding	300		555		(19)	(b)	836
Net asset value per share	$ 9.94		$ 10.62	(d)			$ 10.62	(d)

Class J: Net Assets	$ 104,361		N/A		$(1)	(c)	$ 104,360
Shares issued and outstanding	10,476				(677)	(b)	9,799	(f)
Net asset value per share	$ 9.96			(d)			$ 10.65	(d)(f)

Institutional: Net Assets	$ 44		$ 1,401,590		$-		$ 1,401,634
Shares issued and outstanding	4		131,622		-		131,626
Net asset value per share	$ 9.91		$ 10.65				$ 10.65

R-1: Net Assets	$ 1,127		N/A		$-		$ 1,127
Shares issued and outstanding	114				(8)	(b)	106	(f)
Net asset value per share	$ 9.92						$ 10.65	(f)

R-2: Net Assets	$ 10,187		N/A		$-		$ 10,187
Shares issued and outstanding	1,032				(75)	(b)	957	(f)
Net asset value per share	$ 9.87						$ 10.64	(f)

R-3: Net Assets	$ 14,397		N/A		$-		$ 14,397
Shares issued and outstanding	1,458				(106)	(b)	1,352	(f)
Net asset value per share	$ 9.87						$ 10.65	(f)

R-4: Net Assets	$ 3,978		N/A		$-		$ 3,978
Shares issued and outstanding	402				(28)	(b)	374	(f)
Net asset value per share	$ 9.90						$ 10.65	(f)

R-5: Net Assets	$ 18,761		N/A		$-		$ 18,761
Shares issued and outstanding	1,896				(134)	(b)	1,762	(f)
Net asset value per share	$ 9.90						$ 10.65	(f)

(a) Includes fair market value of securities loaned.
(b) Reflects new shares issued, net of retired shares of Government & High Quality Bond Fund.
(c) Reduction in net assets to reflect the estimated expenses of the Reorganization.
(d) Redemption price per share is equal to net asset value less any applicab le contingent deferred sales charge.
(e) Maximum offerince price equals net asset value plus a front-end sales charge of 4.50% of the offering price or 4.71% of the net asset value.
(f) Shares outstanding and net asset value per share reflect Institutional shares net asset value as of April 30, 2008.

See accompanying notes

STATEMENT OF OPERATIONS
Principal Funds, Inc.
Twelve Months Ended April 30, 2008 (unaudited)

	Government &	Mortgage			Pro Forma
	High Quality	Securities	Pro Forma		Mortgage
Amounts in thousands	Bond Fund	Fund	Adjustments		Securities Fund

Net Investment Income (Operating Loss)
Income:
Interest	$ 19,380	$ 86,194	$ -		$ 105,574
Securities lending	593	194	-		787

Total Income	19,973	86,388	-		106,361
Expenses:
Management and investment advisory fees	1,509	8,127	358	(a)	9,994
Distribution Fees - Class A	490	225	-		715
Distribution Fees - Class B	347	596	-		943
Distribution Fees - Class C	16	72	-		88
Distribution Fees - Class J	499	N/A	-		499
Distribution Fees - R-1	3	N/A	-		3
Distribution Fees - R-2	29	N/A	-		29
Distribution Fees - R-3	30	N/A	-		30
Distribution Fees - R-4	3	N/A	-		3
Administrative service fees - R-1	2	N/A	-		2
Administrative service fees - R-2	20	N/A	-		20
Administrative service fees - R-3	18	N/A	-		18
Administrative service fees - R-4	3	N/A	-		3
Administrative service fees - R-5	19	N/A	-		19
Registration fees - Class A	10	43	(10)	(a)	43
Registration fees - Class B	13	31	(13)	(a)	31
Registration fees - Class C	29	26	(29)	(a)	26
Registration fees - Class J	20	N/A	-		20
Service Fees - R-1	2	N/A	-		2
Service Fees - R-2	25	N/A	-		25
Service Fees - R-3	20	N/A	-		20
Service Fees - R-4	4	N/A	-		4
Service Fees - R-5	24	N/A	-		24
Shareholder reports - Class A	45	29	-		74
Shareholder reports - Class B	13	22	-		35
Shareholder reports - Class C	-	2	-		2
Shareholder reports - Class J	33	N/A	-		33
Transfer agent fees - Class A	423	100	(19)	(a)	504
Transfer agent fees - Class B	111	60	(6)	(a)	165
Transfer agent fees - Class C	2	10	(1)	(a)	11
Transfer agent fees - Class J	169	N/A	-		169
Auditing and legal fees	3	2	(3)	(a)	2
Custodian fees	1	-	-		1
Directors' expenses	2	-	-		2
Other expenses	7	-	-		7

Total Gross Expenses	3,944	9,345	277		13,566

Less: Reimbursement from Manager - Class A	-	26	-		26
Less: Reimbursement from Manager - Class B	-	25	-		25
Less: Reimbursement from Manager - Class C	28	28	-		56
Less: Reimbursement from Underwriter - Class J	52	N/A	-		52

Total Net Expenses	3,864	9,266	277		13,514

Net Investment Income (Operating Loss)	16,109	77,122	(277)		92,847

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	3,205	(2)	-		3,203
Futures contracts	(2,283)	-	-		(2,283)
Options and swaptions	123	-	-		123
Swap agreements	(311)	-	-		(311)
Change in unrealized appreciation/depreciation of:
Investments	(9,852)	16,666	-		6,814
Futures contracts	(39)	-	-		(39)
Swap agreements	313	-	-		313

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(8,844)	16,664	-		7,820

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 7,265	$ 93,786	$ (277)		$ 100,667

(a) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on elimination of duplicate services.

See accompanying notes

Schedule of Investments
April 30, 2008 (unaudited)

Government &	Mortgage	Pro Forma		Government &	Mortgage	Pro Forma
High Quality	Securities	Mortgage		High Quality	Securities	Mortgage
Bond Fund	Fund	Securities Fund		Bond Fund	Fund	Securities Fund

Shares Held (000's)			30.80% BONDS (%)	Value (000's)
			0.97% Asset Backed Securities
			Chase Funding Mortgage Loan Asset-Backed Certificates
234	-	234	3.18%, 9/25/2033 (a)	204	-	204
431	-	431	3.13%, 12/25/2033 (a)	408	-	408
			Countrywide Asset-Backed Certificates
3,500	-	3,500	3.07%, 6/25/2037 (a)	2,388	-	2,388
			Credit-Based Asset Servicing and Securitization
2,000	-	2,000	3.07%, 3/25/2036 (a)	1,882	-	1,882
			Fannie Mae Grantor Trust
1,117	-	1,117	3.04%, 9/25/2035 (a)(b)	1,107	-	1,107
			GMAC Mortgage Corp Loan Trust
832	-	832	3.08%, 8/25/2035 (a)*	577	-	577
			Long Beach Mortgage Loan Trust
2,000	-	2,000	3.00%, 10/25/2036 (a)(b)*	1,800	-	1,800
			SACO I Inc
1,372	-	1,372	3.04%, 6/25/2036 (a)(b)	1,169	-	1,169
			Saxon Asset Securities Trust
5,000	-	5,000	3.05%, 3/25/2036 (a)(b)	4,396	-	4,396
			Structured Asset Investment Loan Trust
2,275	-	2,275	3.12%, 1/25/2036 (a)(b)	2,068	-	2,068
			Swift Master Auto Receivables Trust
2,750	-	2,750	2.82%, 6/15/2012 (a)(b)	2,540	-	2,540

				18,539	-	18,539
			0.17% Automobile Sequential
			Capital Auto Receivables Asset Trust
2,080	-	2,080	2.75%, 10/15/2009 (a)(b)	2,077	-	2,077
			WFS Financial Owner Trust
1,224	-	1,224	3.93%, 2/17/2012 (b)	1,223	-	1,223

				3,300	-	3,300
			0.21% Credit Card Asset Backed Securities
			Discover Card Master Trust
1,917	-	1,917	5.65%, 3/16/2020	1,853	-	1,853
			Discover Card Master Trust I
1,000	-	1,000	2.74%, 5/15/2011 (a)	995	-	995
			Washington Mutual Master Note Trust
1,350	-	1,350	3.47%, 10/15/2014 (a)(b)(c)(d)	1,279	-	1,279

				4,127	-	4,127

			1.67% Finance - Mortgage Loan/Banker
			Fannie Mae
11,800	-	11,800	5.25%, 8/ 1/2012 (e)(f)	12,231	-	12,231
7,750	-	7,750	5.00%, 5/11/2017 (f)	8,150	-	8,150
-	1,250	1,250	6.21%, 8/ 6/2038	-	1,496	1,496
1,300	-	1,300	6.63%, 11/15/2030	1,594	-	1,594
			Freddie Mac
2,400	-	2,400	5.75%, 6/27/2016	2,505	-	2,505
			SLM Student Loan Trust
2,350	-	2,350	3.01%, 10/25/2016 (a)	2,343	-	2,343
3,748	-	3,748	2.99%, 9/17/2018 (a)	3,648	-	3,648

				30,471	1,496	31,967
			0.80% Home Equity - Other
			ACE Securities Corp
766	-	766	3.11%, 9/25/2035 (a)(b)	756	-	756
			American Home Mortgage Investment Trust
2,107	-	2,107	3.08%, 11/25/2030 (a)	1,037	-	1,037
			Asset Backed Securities Corp Home Equity
3,600	-	3,600	2.99%, 7/25/2036 (a)(b)	3,505	-	3,505
			First NLC Trust
1,925	-	1,925	3.13%, 5/25/2035 (a)	1,640	-	1,640
			JP Morgan Mortgage Acquisition Corp
1,214	-	1,214	3.16%, 7/25/2035 (a)(b)	1,197	-	1,197
			Morgan Stanley Home Equity Loans
5,250	-	5,250	3.07%, 2/25/2036 (a)(b)	5,067	-	5,067
			Soundview Home Equity Loan Trust
2,169	-	2,169	2.99%, 7/25/2036 (a)	2,129	-	2,129

				15,331	-	15,331

			26.98% Mortgage Backed Securities
			Banc of America Commercial Mortgage Inc
2,416	-	2,416	1.18%, 11/10/2038 (a)	46	-	46
31,742	-	31,742	0.40%, 3/11/2041 (a)(d)	232	-	232
3,500	-	3,500	4.73%, 7/10/2043 (a)	3280	-	3,280
			Banc of America Funding Corp
2,071	-	2,071	2.88%, 7/20/2036 (a)(b)	1984	-	1,984
1,581	-	1,581	3.08%, 7/20/2036 (a)(b)	734	-	734
			Banc of America Mortgage Securities Inc
-	21,500	21,500	4.75%, 8/25/2033	-	21,057	21,057
-	11,299	11,299	5.50%, 5/25/2034	-	10,707	10,707
			Bear Stearns Alt-A Trust
1,192	-	1,192	3.07%, 4/25/2037 (a)(b)	656	-	656
			Bear Stearns Commercial Mortgage Securities
7,907	-	7,907	1.00%, 2/11/2041 (a)(d)	233	-	233
			Bear Stearns Mortgage Funding Trust
3,615	-	3,615	3.11%, 7/25/2036 (a)(b)	2,895	-	2,895
			Chase Mortgage Finance Corp
2,149	-	2,149	5.02%, 7/25/2037 (a)(b)	2064	-	2,064
-	21,000	21,000	6.00%, 5/25/2035	-	19,528	19,528
			Commercial Mortgage Pass Through Certificates
25,922	-	25,922	0.06%, 12/10/2046 (a)(d)	263	-	263
			Countrywide Alternative Loan Trust
344	-	344	3.20%, 5/25/2035 (a)	221	-	221
-	2,174	2,174	4.00%, 8/25/2033	-	2,111	2,111
			Countrywide Home Loan Mortgage Pass Through Certificates
-	13,922	13,922	5.00%, 11/25/2018	-	13,679	13,679
-	21,500	21,500	5.25%, 5/25/2034	-	19,696	19,696
-	21,475	21,475	5.75%, 12/25/2035	-	20,603	20,603
			Credit Suisse Mortgage Capital Certificates
1,000	-	1,000	6.00%, 9/15/2039 (a)	930	-	930
16,827	-	16,827	0.11%, 12/15/2039	237	-	237

1,250	-	1,250	6.22%, 2/15/2041 (a)(c)(d)	1136	-	1,136
			CS First Boston Mortgage Securities Corp
11,515	-	11,515	0.57%, 11/15/2036 (a)(d)	414	-	414
-	9,222	9,222	5.75%, 4/25/2033	-	8,807	8,807
-	5,269	5,269	6.00%, 12/25/2033	-	4,803	4,803
			Fannie Mae
571	-	571	3.20%, 10/25/2018 (a)	563	-	563
2,527	-	2,527	5.00%, 8/25/2026	2559	-	2,559
5,147	-	5,147	3.09%, 4/25/2034 (a)	5148	-	5,148
29,356	-	29,356	0.35%, 3/25/2036	308	-	308
2,405	-	2,405	6.50%, 2/25/2047	2528	-	2,528
-	76	76	9.00%, 5/25/2020	-	82	82
-	3,586	3,586	5.00%, 2/25/2027	-	269	269
-	66	66	3.51%, 4/25/2027 (a)	-	66	66
-	21,000	21,000	5.50%, 2/25/2032	-	21,305	21,305
-	7,201	7,201	7.00%, 4/25/2032	-	7,606	7,606
-	21,990	21,990	5.50%, 12/25/2035 (a)	-	22,071	22,071
			Fannie Mae Grantor Trust
4,250	-	4,250	5.50%, 9/25/2011	4451	-	4,451
5,000	-	5,000	5.34%, 4/25/2012	5222	-	5,222
2,081	-	2,081	3.25%, 5/25/2035 (a)(b)	2096	-	2,096
-	7,000	7,000	7.30%, 5/25/2010	-	7,546	7,546
			Fannie Mae Interest Strip
-	340	340	7.00%, 4/ 1/2024	-	87	87
			Fannie Mae Whole Loan
2,189	-	2,189	3.04%, 5/25/2035 (a)	2173	-	2,173
			Federal Home Loan Bank System
2,873	-	2,873	5.46%, 11/27/2015	2874	-	2,874
			Freddie Mac
4,900	-	4,900	4.50%, 7/15/2017	4925	-	4,925
3,436	-	3,436	3.02%, 6/15/2018 (a)(b)	3386	-	3,386
5,497	-	5,497	3.12%, 7/15/2023 (a)	5427	-	5,427
4,970	-	4,970	2.92%, 4/15/2030 (a)	4878	-	4,878
1,375	-	1,375	5.50%, 9/15/2031 (a)	1387	-	1,387
329	-	329	3.12%, 9/15/2033 (a)(b)	325	-	325
-	12,122	12,122	6.00%, 6/15/2017	-	12,292	12,292
-	99	99	3.65%, 2/15/2021 (a)	-	99	99
-	472	472	6.50%, 8/15/2027	-	496	496
-	15,455	15,455	5.00%, 9/15/2027	-	1,231	1,231
-	3,627	3,627	6.50%, 5/15/2030	-	3,642	3,642
-	744	744	6.00%, 6/15/2030	-	747	747
-	3,208	3,208	6.50%, 6/15/2031	-	3,259	3,259
-	25,000	25,000	5.50%, 10/15/2031	-	25,245	25,245
-	3,852	3,852	4.50%, 5/15/2032	-	3,841	3,841
-	9,000	9,000	5.50%, 1/15/2033	-	9,105	9,105
-	15,000	15,000	5.50%, 4/15/2033 (a)	-	15,086	15,086
			GE Capital Commercial Mortgage Corp
3,475	-	3,475	5.61%, 4/10/2017 (a)	3176	-	3,176
5,000	-	5,000	5.51%, 11/10/2045 (a)	5006	-	5,006
			G-Force LLC
2,800	-	2,800	3.20%, 12/25/2039 (a)	2624	-	2,624
			GMAC Commercial Mortgage Securities Inc
-	4,832	4,832	4.50%, 6/25/2033	-	5,034	5,034
			GSR Mortgage Loan Trust
-	4,467	4,467	5.00%, 5/25/2033	-	4,422	4,422
-	10,743	10,743	6.00%, 2/25/2035	-	10,443	10,443
			Ginnie Mae
70,587	-	70,587	1.65%, 10/16/2012 (a)	2209	-	2,209
1,587	-	1,587	3.89%, 7/16/2026	1573	-	1,573
1,557	-	1,557	5.08%, 1/16/2030 (a)	1574	-	1,574
2,290	-	2,290	4.26%, 2/16/2032	2279	-	2,279
36,971	-	36,971	0.92%, 6/17/2045 (a)	1594	-	1,594
3,638	-	3,638	0.80%, 11/16/2045	154	-	154
10,675	-	10,675	1.12%, 5/16/2046 (a)	538	-	538
15,775	-	15,775	1.06%, 10/16/2046	926	-	926
			Greenpoint Mortgage Funding Trust
252	-	252	3.20%, 6/25/2045 (a)	166	-	166
			Greenwich Capital Commercial Funding Corp
16,943	-	16,943	0.46%, 6/10/2036 (a)(d)	129	-	129
2,500	-	2,500	5.91%, 7/10/2038	2546	-	2,546
54,791	-	54,791	0.51%, 3/10/2039 (a)(d)	1015	-	1,015
			GS Mortgage Securities Corp II
30,428	-	30,428	0.86%, 11/10/2039 (d)	1014	-	1,014
2,650	-	2,650	5.99%, 8/10/2045 (a)	2646	-	2,646
			Impac CMB Trust
665	-	665	3.21%, 4/25/2035 (a)(b)
			Indymac Index Mortgage Loan Trust	437	-	437
322	-	322	3.22%, 4/25/2035 (a)	219	-	219
			JP Morgan Chase Commercial Mortgage Securities
87,380	-	87,380	0.48%, 9/12/2037 (a)	1021	-	1,021
2,225	-	2,225	6.01%, 6/15/2049 (a)	2066	-	2,066
			JP Morgan Mortgage Trust
3,000	-	3,000	4.95%, 11/25/2035 (a)	2831	-	2,831
853	-	853	5.30%, 4/25/2036 (a)	854	-	854
1,600	-	1,600	5.82%, 6/25/2036 (a)	1384	-	1,384
2,400	-	2,400	5.94%, 8/25/2036 (a)	2145	-	2,145
2,695	-	2,695	6.00%, 8/25/2036 (a)	2448	-	2,448
4,725	-	4,725	5.56%, 10/25/2036 (a)	3915	-	3,915
3,820	-	3,820	5.82%, 1/25/2037 (a)	3767	-	3,767
			LB-UBS Commercial Mortgage Trust
13,350	-	13,350	0.09%, 11/15/2038 (a)(d)	191	-	191
21,762	-	21,762	0.91%, 11/15/2038 (a)(d)	804	-	804
5,931	-	5,931	0.08%, 2/15/2040 (a)(d)	58	-	58
7,437	-	7,437	0.68%, 2/15/2040 (a)	201	-	201
109,748	-	109,748	0.93%, 7/15/2040 (a)	2429	-	2,429
			LF Rothschild Mortgage Trust
-	40	40	9.95%, 9/ 1/2017	-	42	42
			MASTR Alternative Loans Trust
-	17,844	17,844	5.39%, 1/25/2020 (a)	-	16,857	16,857
			Merrill Lynch Mortgage Trust
49,444	-	49,444	0.73%, 5/12/2043	1007	-	1,007
			Merrill Lynch/Countrywide Commercial Mortgage Trust
33,667	-	33,667	0.73%, 8/12/2048 (a)	1060	-	1,060
49,504	-	49,504	0.10%, 12/12/2049 (a)(d)	602	-	602
			Morgan Stanley Capital I
171,544	-	171,544	0.53%, 8/13/2042	2535	-	2,535
27,121	-	27,121	0.07%, 12/15/2043 (a)(d)	298	-	298
			Prime Mortgage Trust
-	16,372	16,372	4.75%, 11/25/2019	-	15,042	15,042
-	15,601	15,601	4.75%, 10/25/2020 (a)	-	14,788	14,788
			Residential Accredit Loans Inc
1,467	-	1,467	3.04%, 2/25/2037 (a)(b)*	941	-	941
2,438	-	2,438	3.08%, 7/25/2037 (a)(b)	1926	-	1,926
			Residential Funding Mortgage Securities
-	17,000	17,000	5.50%, 12/25/2033	-	14,935	14,935
			Structured Asset Securities Corp
-	16,581	16,581	5.50%, 12/25/2033	-	16,112	16,112
-	15,153	15,153	5.00%, 5/25/2035	-	13,055	13,055
			Wachovia Bank Commercial Mortgage Trust
29,995	-	29,995	0.43%, 3/15/2042 (a)(d)	261	-	261
96,632	-	96,632	0.80%, 5/15/2044 (a)(d)	1777	-	1,777
2,600	-	2,600	5.82%, 5/15/2046 (a)	2389	-	2,389
			WaMu Mortgage Pass Through Certificates
242	-	242	3.04%, 7/25/2044 (a)(b)	214	-	214
523	-	523	3.13%, 4/25/2045 (a)	432	-	432
			Washington Mutual Alternative Mortgage
3,805	-	3,805	3.17%, 6/25/2046 (a)*	1782	-	1,782
			Wells Fargo Mortgage Backed Securities
-	21,000	21,000	6.00%, 4/25/2037	-	19,453	19,453

				132,738	385,249	517,987

			TOTAL BONDS	204,506	386,745	591,251

			73.45% U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATION
			34.06% Federal Home Loan Mortgage Corporation(FHLMC)
7,620	-	7,620	5.50%, 5/ 1/2038 (g)	7,668	-	7,668
6,630	-	6,630	6.00%, 5/ 1/2038 (g)	6,781	-	6,781
210	-	210	6.50%, 5/ 1/2038 (g)	217	-	217
7,355	-	7,355	5.00%, 6/ 1/2038 (g)	7,210	-	7,210
4,515	-	4,515	5.50%, 6/ 1/2038 (g)	4,532	-	4,532
9,795	-	9,795	6.00%, 6/ 1/2038 (g)	9,994	-	9,994
259	-	259	6.50%, 6/ 1/2017	269	-	269
98	-	98	6.00%, 7/ 1/2017	101	-	101
724	-	724	5.50%, 4/ 1/2018	741	-	741
3	-	3	5.50%, 12/ 1/2018	3	-	3
1,586	-	1,586	5.00%, 1/ 1/2019	1,603	-	1,603
303	-	303	6.00%, 1/ 1/2021	313	-	313
383	-	383	6.50%, 8/ 1/2022	399	-	399
1,163	-	1,163	5.00%, 10/ 1/2025	1,160	-	1,160
91	-	91	6.00%, 6/ 1/2028	94	-	94
23	-	23	5.50%, 1/ 1/2029	23	-	23
18	-	18	5.50%, 3/ 1/2029	18	-	18
60	-	60	6.50%, 3/ 1/2029	63	-	63
3	-	3	8.00%, 8/ 1/2030	4	-	4
2	-	2	8.00%, 11/ 1/2030	3	-	3
23	-	23	7.50%, 12/ 1/2030	25	-	25
11	-	11	7.00%, 1/ 1/2031	12	-	12
14	-	14	7.50%, 2/ 1/2031	15	-	15
5	-	5	6.50%, 6/ 1/2031	5	-	5
43	-	43	6.00%, 10/ 1/2031	44	-	44
103	-	103	6.00%, 2/ 1/2032	106	-	106
41	-	41	6.50%, 2/ 1/2032	42	-	42
104	-	104	6.50%, 2/ 1/2032	109	-	109
86	-	86	6.50%, 4/ 1/2032	89	-	89
147	-	147	7.50%, 4/ 1/2032	159	-	159
264	-	264	6.50%, 8/ 1/2032	275	-	275
112	-	112	6.50%, 8/ 1/2032	117	-	117
961	-	961	5.00%, 12/ 1/2032	948	-	948
595	-	595	5.50%, 5/ 1/2033	601	-	601
219	-	219	5.50%, 10/ 1/2033	221	-	221
5,097	-	5,097	5.50%, 12/ 1/2033	5,147	-	5,147
1,503	-	1,503	5.00%, 5/ 1/2034	1,481	-	1,481
1,225	-	1,225	5.00%, 5/ 1/2035	1,206	-	1,206
71	-	71	5.00%, 7/ 1/2035	70	-	70
693	-	693	5.00%, 7/ 1/2035	682	-	682
131	-	131	5.00%, 10/ 1/2035	129	-	129
3,639	-	3,639	6.00%, 8/ 1/2036	3,728	-	3,728
903	-	903	6.00%, 10/ 1/2036 (a)	925	-	925
1,073	-	1,073	6.50%, 11/ 1/2036	1,113	-	1,113
443	-	443	6.50%, 2/ 1/2037	459	-	459
1,667	-	1,667	6.00%, 3/ 1/2037	1,707	-	1,707
4,512	-	4,512	6.00%, 4/ 1/2037	4,622	-	4,622
744	-	744	5.50%, 7/ 1/2037	749	-	749
994	-	994	6.50%, 12/ 1/2037	1,031	-	1,031
519	-	519	6.00%, 1/ 1/2038 (a)	531	-	531
899	-	899	6.00%, 3/ 1/2038	921	-	921
1,575	-	1,575	6.00%, 4/ 1/2038	1,613	-	1,613
11	-	11	7.10%, 10/ 1/2032 (a)	11	-	11
162	-	162	7.25%, 9/ 1/2033 (a)	163	-	163
1,786	-	1,786	4.66%, 8/ 1/2035 (a)	1,797	-	1,797
1,292	-	1,292	6.76%, 3/ 1/2036 (a)	1,327	-	1,327
2,352	-	2,352	6.53%, 7/ 1/2036 (a)	2,422	-	2,422
1,135	-	1,135	6.51%, 10/ 1/2036 (a)	1,172	-	1,172
1,585	-	1,585	6.50%, 1/ 1/2037 (a)	1,635	-	1,635
1,667	-	1,667	6.52%, 1/ 1/2037 (a)	1,714	-	1,714
2,366	-	2,366	5.69%, 6/ 1/2037 (a)	2,418	-	2,418
1,340	-	1,340	5.70%, 6/ 1/2037 (a)	1,364	-	1,364
-	3	3	9.00%, 12/ 1/2008	-	3	3
-	17	17	6.50%, 2/ 1/2011	-	17	17
-	85	85	6.50%, 3/ 1/2011	-	88	88
-	15	15	6.50%, 3/ 1/2011	-	15	15
-	66	66	6.50%, 3/ 1/2011	-	68	68
-	151	151	6.50%, 3/ 1/2011	-	156	156
-	4	4	6.50%, 4/ 1/2011	-	4	4
-	36	36	6.50%, 4/ 1/2011	-	38	38
-	1,228	1,228	7.50%, 3/ 1/2013	-	1,272	1,272
-	6	6	9.00%, 9/ 1/2016	-	6	6
-	718	718	6.50%, 11/ 1/2016	-	745	745
-	2	2	9.00%, 1/ 1/2017	-	2	2
-	1,328	1,328	6.00%, 4/ 1/2017	-	1,371	1,371
-	1,550	1,550	6.00%, 4/ 1/2017	-	1,601	1,601
-	1,688	1,688	6.00%, 5/ 1/2017	-	1,743	1,743
-	2	2	9.00%, 5/ 1/2017	-	2	2
-	6,738	6,738	4.50%, 4/ 1/2018	-	6,694	6,694
-	6,478	6,478	5.00%, 4/ 1/2018	-	6,555	6,555
-	11,661	11,661	4.00%, 8/ 1/2018	-	11,304	11,304
-	6,094	6,094	5.50%, 11/ 1/2018	-	6,235	6,235
-	12,089	12,089	4.50%, 1/ 1/2019	-	12,009	12,009
-	20	20	8.50%, 4/ 1/2019	-	22	22
-	1	1	9.00%, 6/ 1/2019	-	1	1
-	14,430	14,430	4.50%, 7/ 1/2019	-	14,312	14,312
-	7,203	7,203	5.50%, 7/ 1/2019	-	7,360	7,360
-	5	5	9.00%, 5/ 1/2021	-	5	5
-	4	4	9.00%, 9/ 1/2021	-	4	4
-	2,443	2,443	6.50%, 12/ 1/2021	-	2,554	2,554
-	7	7	9.00%, 1/ 1/2022	-	8	8
-	2,282	2,282	6.50%, 4/ 1/2022	-	2,385	2,385
-	1,298	1,298	6.50%, 5/ 1/2022	-	1,354	1,354
-	3	3	9.00%, 8/ 1/2022	-	3	3
-	211	211	6.50%, 5/ 1/2023	-	219	219
-	14	14	6.50%, 7/ 1/2023	-	14	14
-	32	32	6.50%, 1/ 1/2024	-	34	34
-	14,743	14,743	5.50%, 6/ 1/2024	-	14,974	14,974
-	18	18	7.00%, 7/ 1/2024	-	19	19
-	4	4	6.50%, 7/ 1/2025	-	4	4
-	3	3	6.50%, 7/ 1/2025	-	3	3
-	7	7	6.50%, 9/ 1/2025	-	7	7
-	3	3	6.50%, 9/ 1/2025	-	3	3
-	2	2	6.50%, 9/ 1/2025	-	2	2
-	25	25	6.50%, 10/ 1/2025	-	26	26
-	14	14	6.50%, 10/ 1/2025	-	14	14
-	5	5	6.50%, 4/ 1/2027	-	6	6
-	1,910	1,910	7.00%, 1/ 1/2028	-	2,042	2,042
-	2	2	6.50%, 2/ 1/2028	-	2	2
-	399	399	6.50%, 3/ 1/2029	-	417	417
-	4,274	4,274	6.50%, 4/ 1/2029	-	4,518	4,518
-	866	866	7.00%, 6/ 1/2029	-	922	922
-	218	218	8.50%, 7/ 1/2029	-	242	242
-	112	112	8.00%, 12/ 1/2030	-	122	122
-	239	239	7.50%, 2/ 1/2031	-	258	258
-	194	194	7.00%, 3/ 1/2031	-	206	206
-	1,338	1,338	6.50%, 4/ 1/2031	-	1,404	1,404
-	637	637	7.00%, 4/ 1/2031	-	678	678
-	993	993	6.00%, 5/ 1/2031	-	1,023	1,023
-	158	158	7.00%, 6/ 1/2031	-	168	168
-	637	637	6.50%, 10/ 1/2031	-	665	665

-	322	322	7.00%, 10/ 1/2031	-	342	342
-	3,300	3,300	6.50%, 1/ 1/2032	-	3,448	3,448
-	1,267	1,267	7.00%, 4/ 1/2032	-	1,344	1,344
-	1,915	1,915	6.00%, 9/ 1/2032	-	1,971	1,971
-	6,061	6,061	5.50%, 11/ 1/2032	-	6,125	6,125
-	7,881	7,881	5.00%, 2/ 1/2033	-	7,774	7,774
-	11,564	11,564	5.50%, 4/ 1/2033	-	11,694	11,694
-	8,622	8,622	5.00%, 6/ 1/2033	-	8,504	8,504
-	4,386	4,386	4.50%, 8/ 1/2033	-	4,186	4,186
-	4,138	4,138	4.50%, 8/ 1/2033	-	3,948	3,948
-	12,929	12,929	5.00%, 8/ 1/2033	-	12,750	12,750
-	13,470	13,470	5.00%, 8/ 1/2033	-	13,282	13,282
-	9,322	9,322	5.50%, 8/ 1/2033	-	9,438	9,438
-	4,999	4,999	6.00%, 11/ 1/2033	-	5,156	5,156
-	4,551	4,551	6.00%, 11/ 1/2033	-	4,696	4,696
-	12,426	12,426	5.50%, 12/ 1/2033	-	12,549	12,549
-	5,437	5,437	6.00%, 12/ 1/2033	-	5,601	5,601
-	13,538	13,538	5.50%, 1/ 1/2034	-	13,663	13,663
-	12,890	12,890	5.50%, 1/ 1/2034	-	13,009	13,009
-	14,865	14,865	5.00%, 5/ 1/2034	-	14,649	14,649
-	9,498	9,498	6.00%, 5/ 1/2034	-	9,749	9,749
-	8,510	8,510	6.00%, 5/ 1/2034	-	8,714	8,714
-	15,814	15,814	5.50%, 11/ 1/2034	-	15,960	15,960
-	11,152	11,152	6.00%, 1/ 1/2035	-	11,395	11,395
-	7,960	7,960	6.00%, 2/ 1/2035	-	8,170	8,170
-	18,460	18,460	5.00%, 5/ 1/2035	-	18,175	18,175
-	23,883	23,883	4.50%, 6/ 1/2035	-	22,761	22,761
-	19,549	19,549	5.00%, 7/ 1/2035	-	19,247	19,247
-	40,726	40,726	5.00%, 7/ 1/2035	-	40,097	40,097
-	22,452	22,452	5.50%, 9/ 1/2035	-	22,635	22,635
-	21,529	21,529	5.00%, 10/ 1/2035	-	21,197	21,197
-	20,227	20,227	5.50%, 10/ 1/2035	-	20,392	20,392
-	21,546	21,546	5.00%, 6/ 1/2036	-	21,214	21,214
-	14,649	14,649	7.00%, 7/ 1/2036	-	15,434	15,434
-	11	11	9.50%, 6/ 1/2016	-	12	12
-	16	16	9.50%, 4/ 1/2017	-	18	18
-	13,649	13,649	5.75%, 1/ 1/2037 (a)	-	13,825	13,825
-	21,674	21,674	5.87%, 1/ 1/2037 (a)	-	22,192	22,192
-	18,308	18,308	6.02%, 3/ 1/2037 (a)	-	18,693	18,693

				84,101	569,937	654,038

			29.52% Federal National Mortgage Association (FNMA)
4,195	-	4,195	4.50%, 5/ 1/2023 (g)	4,141	-	4,141
2,005	-	2,005	5.00%, 5/ 1/2023 (g)	2,015	-	2,015
21,220	-	21,220	5.50%, 5/ 1/2038 (g)	21,333	-	21,333
5,350	-	5,350	6.00%, 5/ 1/2038 (g)	5,469	-	5,469
4,805	-	4,805	6.50%, 5/ 1/2038 (g)	4,972	-	4,972
15,240	-	15,240	5.00%, 6/ 1/2038 (g)	14,935	-	14,935
17	-	17	6.00%, 5/ 1/2009	17	-	17
122	-	122	4.50%, 3/ 1/2010	125	-	125
13	-	13	6.50%, 4/ 1/2010	14	-	14
30	-	30	6.50%, 6/ 1/2016	31	-	31
83	-	83	6.00%, 1/ 1/2017	85	-	85
146	-	146	6.00%, 4/ 1/2017	151	-	151
389	-	389	5.50%, 9/ 1/2017	399	-	399
86	-	86	5.50%, 9/ 1/2017	88	-	88
611	-	611	5.00%, 1/ 1/2018	618	-	618
392	-	392	5.50%, 3/ 1/2018	402	-	402
565	-	565	5.00%, 4/ 1/2019	570	-	570
108	-	108	5.50%, 6/ 1/2019	111	-	111
132	-	132	5.50%, 6/ 1/2019	135	-	135
262	-	262	5.50%, 7/ 1/2019	268	-	268
64	-	64	5.50%, 7/ 1/2019	65	-	65
121	-	121	5.50%, 7/ 1/2019	123	-	123
128	-	128	5.50%, 7/ 1/2019	131	-	131
261	-	261	5.50%, 7/ 1/2019	266	-	266
71	-	71	5.50%, 8/ 1/2019	73	-	73
543	-	543	5.50%, 8/ 1/2019	555	-	555
486	-	486	5.50%, 9/ 1/2019	497	-	497
689	-	689	4.50%, 12/ 1/2019	685	-	685
2,089	-	2,089	4.50%, 1/ 1/2020	2,075	-	2,075
99	-	99	7.00%, 5/ 1/2022	105	-	105
192	-	192	6.00%, 12/ 1/2022	198	-	198
1,657	-	1,657	5.00%, 1/ 1/2026	1,648	-	1,648
1,616	-	1,616	5.50%, 6/ 1/2026	1,637	-	1,637
10	-	10	7.50%, 1/ 1/2031	10	-	10
15	-	15	7.50%, 5/ 1/2031	16	-	16
102	-	102	6.50%, 9/ 1/2031	106	-	106
116	-	116	6.00%, 12/ 1/2031	120	-	120
39	-	39	6.00%, 12/ 1/2031	40	-	40
22	-	22	6.50%, 12/ 1/2031	23	-	23
92	-	92	6.50%, 4/ 1/2032	96	-	96
120	-	120	7.50%, 8/ 1/2032	129	-	129
138	-	138	6.00%, 11/ 1/2032	142	-	142
990	-	990	4.65%, 3/ 1/2033 (a)	993	-	993
2,639	-	2,639	5.50%, 9/ 1/2033	2,662	-	2,662
14	-	14	7.13%, 11/ 1/2033 (a)	14	-	14
755	-	755	5.10%, 12/ 1/2033 (a)	762	-	762
3,458	-	3,458	4.87%, 9/ 1/2034 (a)	3,553	-	3,553
4,235	-	4,235	4.71%, 2/ 1/2035 (a)	4,254	-	4,254
1,364	-	1,364	4.93%, 3/ 1/2035 (a)	1,378	-	1,378
1,047	-	1,047	5.00%, 4/ 1/2035	1,030	-	1,030
1,333	-	1,333	4.67%, 5/ 1/2035 (a)(b)	1,339	-	1,339
506	-	506	5.00%, 7/ 1/2035	498	-	498
3,270	-	3,270	5.00%, 7/ 1/2035	3,218	-	3,218
1,225	-	1,225	5.20%, 7/ 1/2035 (a)	1,246	-	1,246
636	-	636	5.00%, 8/ 1/2035	626	-	626
4,523	-	4,523	5.08%, 8/ 1/2035 (a)	4,590	-	4,590
996	-	996	5.64%, 11/ 1/2035 (a)	1,012	-	1,012
607	-	607	5.73%, 2/ 1/2036 (a)	613	-	613
274	-	274	5.79%, 6/ 1/2036 (a)	279	-	279
2,189	-	2,189	6.50%, 8/ 1/2036	2,268	-	2,268
948	-	948	6.50%, 8/ 1/2036	982	-	982
511	-	511	6.50%, 10/ 1/2036	529	-	529
551	-	551	6.50%, 11/ 1/2036	571	-	571
756	-	756	6.50%, 12/ 1/2036	783	-	783
3,853	-	3,853	5.50%, 2/ 1/2037	3,879	-	3,879
3,946	-	3,946	5.73%, 5/ 1/2037 (a)	4,044	-	4,044
1,917	-	1,917	6.19%, 5/ 1/2037 (a)	1,953	-	1,953
1,816	-	1,816	5.50%, 6/ 1/2037	1,828	-	1,828
1,005	-	1,005	6.50%, 8/ 1/2037	1,040	-	1,040
3,589	-	3,589	5.50%, 2/ 1/2038	3,612	-	3,612
1,560	-	1,560	6.00%, 2/ 1/2038	1,596	-	1,596
1,439	-	1,439	6.00%, 2/ 1/2038 (a)	1,473	-	1,473
454	-	454	6.00%, 3/ 1/2038	465	-	465
1,548	-	1,548	6.00%, 3/ 1/2038	1,584	-	1,584
1,815	-	1,815	6.00%, 4/ 1/2038	1,857	-	1,857
-	11	11	7.00%, 6/ 1/2010	-	12	12
-	6	6	7.00%, 9/ 1/2010	-	6	6
-	7	7	7.00%, 9/ 1/2010	-	8	8
-	3	3	7.00%, 9/ 1/2010	-	3	3
-	2	2	7.00%, 9/ 1/2010	-	2	2
-	12	12	7.00%, 9/ 1/2010	-	13	13
-	2	2	7.00%, 9/ 1/2010	-	2	2
-	2	2	7.00%, 10/ 1/2010	-	2	2
-	4	4	7.00%, 10/ 1/2010	-	4	4
-	3	3	7.00%, 11/ 1/2010	-	4	4
-	2	2	7.00%, 11/ 1/2010	-	2	2
-	2	2	7.00%, 1/ 1/2011	-	2	2
-	11	11	7.00%, 5/ 1/2011	-	11	11
-	4	4	7.00%, 3/ 1/2012	-	5	5
-	1,730	1,730	6.00%, 12/ 1/2016	-	1,787	1,787
-	3,344	3,344	5.50%, 1/ 1/2017	-	3,438	3,438
-	3	3	9.00%, 3/ 1/2017	-	3	3
-	3,194	3,194	6.00%, 8/ 1/2017	-	3,298	3,298
-	3,811	3,811	5.50%, 12/ 1/2017	-	3,904	3,904
-	5,411	5,411	5.00%, 4/ 1/2018	-	5,468	5,468
-	7,219	7,219	5.50%, 5/ 1/2018	-	7,389	7,389
-	13,121	13,121	5.00%, 6/ 1/2018	-	13,272	13,272
-	1,541	1,541	6.00%, 8/ 1/2018	-	1,590	1,590

-	9,122	9,122	5.00%, 10/ 1/2018	-	9,224	9,224
-	10,108	10,108	4.50%, 12/ 1/2018	-	10,059	10,059
-	1	1	9.00%, 1/ 1/2019	-	1	1
-	2,886	2,886	5.00%, 2/ 1/2019	-	2,918	2,918
-	3,069	3,069	5.00%, 2/ 1/2019	-	3,100	3,100
-	12,852	12,852	5.00%, 12/ 1/2019	-	12,970	12,970
-	45	45	8.00%, 5/ 1/2022	-	47	47
-	3,140	3,140	6.00%, 10/ 1/2022	-	3,237	3,237
-	9	9	8.50%, 2/ 1/2023	-	9	9
-	1,784	1,784	6.50%, 9/ 1/2024	-	1,854	1,854
-	1	1	8.00%, 9/ 1/2024	-	1	1
-	382	382	7.50%, 12/ 1/2024	-	412	412
-	3	3	8.00%, 12/ 1/2024	-	4	4
-	1	1	8.00%, 1/ 1/2025	-	1	1
-	2	2	8.00%, 1/ 1/2025	-	2	2
-	5	5	8.50%, 9/ 1/2025	-	6	6
-	30	30	7.00%, 3/ 1/2027	-	32	32
-	21	21	5.34%, 3/ 1/2028 (a)	-	21	21
-	218	218	6.50%, 8/ 1/2028	-	228	228
-	305	305	7.00%, 8/ 1/2028	-	327	327
-	66	66	6.50%, 9/ 1/2028	-	69	69
-	39	39	6.50%, 11/ 1/2028	-	41	41
-	198	198	6.50%, 11/ 1/2028	-	206	206
-	168	168	6.50%, 12/ 1/2028	-	175	175
-	270	270	7.00%, 12/ 1/2028	-	288	288
-	82	82	6.50%, 1/ 1/2029	-	85	85
-	121	121	6.50%, 2/ 1/2029	-	126	126
-	479	479	6.00%, 3/ 1/2029	-	493	493
-	306	306	6.50%, 3/ 1/2029	-	320	320
-	566	566	6.50%, 4/ 1/2029	-	591	591
-	106	106	7.00%, 4/ 1/2029	-	113	113
-	284	284	7.00%, 7/ 1/2029	-	304	304
-	269	269	7.50%, 7/ 1/2029	-	291	291
-	173	173	7.50%, 2/ 1/2030	-	187	187
-	99	99	9.00%, 9/ 1/2030	-	110	110
-	1,466	1,466	6.50%, 6/ 1/2031	-	1,516	1,516
-	390	390	6.50%, 6/ 1/2031	-	406	406
-	168	168	6.50%, 6/ 1/2031	-	176	176
-	2,246	2,246	6.00%, 8/ 1/2031	-	2,312	2,312
-	1,623	1,623	7.00%, 11/ 1/2031	-	1,729	1,729
-	1,497	1,497	6.00%, 1/ 1/2032	-	1,545	1,545
-	508	508	6.50%, 1/ 1/2032	-	530	530
-	1,640	1,640	6.50%, 3/ 1/2032	-	1,708	1,708
-	800	800	6.50%, 3/ 1/2032	-	834	834
-	2,389	2,389	6.50%, 4/ 1/2032	-	2,487	2,487
-	468	468	7.00%, 7/ 1/2032	-	499	499
-	1,198	1,198	6.50%, 8/ 1/2032	-	1,247	1,247
-	938	938	6.50%, 11/ 1/2032	-	981	981
-	1,577	1,577	6.50%, 11/ 1/2032	-	1,648	1,648
-	469	469	6.50%, 11/ 1/2032	-	491	491
-	2,314	2,314	6.50%, 12/ 1/2032	-	2,409	2,409
-	9,224	9,224	5.50%, 2/ 1/2033	-	9,339	9,339
-	935	935	6.50%, 2/ 1/2033	-	972	972
-	1,153	1,153	6.00%, 4/ 1/2033	-	1,188	1,188
-	712	712	5.50%, 5/ 1/2033	-	720	720
-	5,473	5,473	5.50%, 5/ 1/2033	-	5,530	5,530
-	7,079	7,079	5.50%, 5/ 1/2033	-	7,151	7,151
-	12,989	12,989	5.50%, 6/ 1/2033	-	13,122	13,122
-	5,792	5,792	6.00%, 1/ 1/2034	-	5,950	5,950
-	6,011	6,011	5.50%, 2/ 1/2034	-	6,073	6,073
-	21,750	21,750	5.50%, 2/ 1/2034	-	21,893	21,893
-	1,103	1,103	6.00%, 2/ 1/2034	-	1,130	1,130
-	7,607	7,607	5.00%, 3/ 1/2034	-	7,493	7,493
-	5,823	5,823	5.50%, 3/ 1/2034	-	5,875	5,875
-	2,864	2,864	6.00%, 3/ 1/2034	-	2,937	2,937
-	4,229	4,229	5.50%, 4/ 1/2034	-	4,264	4,264
-	12,713	12,713	5.00%, 6/ 1/2034	-	12,523	12,523
-	5,539	5,539	5.50%, 7/ 1/2034	-	5,558	5,558
-	2,213	2,213	6.50%, 7/ 1/2034	-	2,302	2,302
-	4,206	4,206	6.50%, 7/ 1/2034	-	4,393	4,393
-	17,290	17,290	5.50%, 9/ 1/2034	-	17,401	17,401
-	11,777	11,777	6.00%, 9/ 1/2034	-	12,079	12,079
-	8,990	8,990	6.00%, 9/ 1/2034	-	9,177	9,177
-	11,529	11,529	5.50%, 1/ 1/2035	-	11,625	11,625
-	13,462	13,462	5.50%, 2/ 1/2035	-	13,559	13,559
-	15,362	15,362	5.50%, 3/ 1/2035	-	15,489	15,489
-	17,762	17,762	5.00%, 6/ 1/2035	-	17,479	17,479
-	19,818	19,818	5.50%, 8/ 1/2035	-	19,961	19,961
-	16,123	16,123	5.50%, 10/ 1/2035	-	16,239	16,239
-	17,360	17,360	6.00%, 10/ 1/2035	-	17,775	17,775
-	12,732	12,732	6.50%, 2/ 1/2036	-	13,192	13,192
-	16,141	16,141	6.50%, 5/ 1/2036	-	16,722	16,722
-	16,964	16,964	5.99%, 10/ 1/2036 (a)	-	17,299	17,299
-	20,043	20,043	6.00%, 4/ 1/2037	-	20,509	20,509

				121,150	445,514	566,664

			4.14% Government National Mortgage Association (GNMA)
3,510	-	3,510	5.00%, 5/ 1/2038 (g)	3,474	-	3,474
560	-	560	5.50%, 5/ 1/2038 (g)	567	-	567
1	-	1	6.50%, 7/15/2008	1	-	1
4	-	4	6.50%, 10/15/2008	4	-	4
5	-	5	6.50%, 3/15/2009	5	-	5
22	-	22	5.50%, 12/15/2013	22	-	22
129	-	129	5.50%, 1/15/2014	132	-	132
88	-	88	5.50%, 1/15/2014	90	-	90
101	-	101	5.50%, 2/15/2014	104	-	104
211	-	211	5.50%, 3/15/2014	217	-	217
77	-	77	8.00%, 8/15/2016	83	-	83
15	-	15	8.00%, 12/15/2016	17	-	17
8	-	8	7.50%, 4/15/2017	9	-	9
57	-	57	7.50%, 4/15/2017	62	-	62
63	-	63	7.50%, 4/15/2017	67	-	67
16	-	16	8.00%, 4/15/2017	17	-	17
12	-	12	8.00%, 4/15/2017	13	-	13
20	-	20	8.00%, 4/15/2017	22	-	22
16	-	16	7.50%, 5/15/2017	17	-	17
26	-	26	8.00%, 5/15/2017	29	-	29
13	-	13	8.00%, 5/15/2017	14	-	14
16	-	16	8.00%, 6/15/2017	17	-	17
22	-	22	8.00%, 6/15/2017	24	-	24
10	-	10	8.00%, 7/15/2017	11	-	11
38	-	38	7.50%, 7/15/2018	41	-	41
40	-	40	7.50%, 12/15/2021	44	-	44
35	-	35	7.50%, 12/15/2021	38	-	38
55	-	55	7.50%, 2/15/2022	60	-	60
59	-	59	8.00%, 2/15/2022	65	-	65
7	-	7	7.50%, 3/15/2022	8	-	8
13	-	13	7.50%, 3/15/2022	14	-	14
34	-	34	7.50%, 3/15/2022	37	-	37
23	-	23	7.50%, 4/15/2022	24	-	24
20	-	20	7.50%, 4/15/2022	21	-	21
40	-	40	7.50%, 4/15/2022	43	-	43
23	-	23	7.50%, 4/15/2022	24	-	24
38	-	38	7.50%, 5/15/2022	41	-	41
64	-	64	7.50%, 7/15/2022	69	-	69
24	-	24	7.50%, 8/15/2022	26	-	26
31	-	31	7.50%, 8/15/2022	34	-	34
7	-	7	7.50%, 8/15/2022	8	-	8
2	-	2	7.50%, 8/15/2022	2	-	2
15	-	15	7.50%, 8/15/2022	16	-	16
23	-	23	7.50%, 8/15/2022	25	-	25
85	-	85	7.50%, 8/15/2022	91	-	91
70	-	70	7.50%, 8/15/2022	76	-	76
41	-	41	7.00%, 11/15/2022	44	-	44
21	-	21	7.00%, 11/15/2022	23	-	23
64	-	64	7.00%, 11/15/2022	69	-	69
40	-	40	7.00%, 11/15/2022	43	-	43
58	-	58	7.50%, 11/15/2022	62	-	62
49	-	49	7.00%, 12/15/2022	53	-	53
153	-	153	7.00%, 12/15/2022	164	-	164

65	-	65	7.00%, 1/15/2023	70	-	70
40	-	40	7.00%, 1/15/2023	43	-	43
22	-	22	7.00%, 1/15/2023	24	-	24
343	-	343	7.00%, 2/15/2023	368	-	368
6	-	6	7.50%, 2/15/2023	6	-	6
21	-	21	7.50%, 2/15/2023	23	-	23
30	-	30	7.00%, 3/15/2023	32	-	32
29	-	29	7.50%, 5/15/2023	31	-	31
8	-	8	7.50%, 5/15/2023	9	-	9
84	-	84	7.50%, 5/15/2023	90	-	90
24	-	24	7.50%, 6/15/2023	26	-	26
30	-	30	7.00%, 7/15/2023	32	-	32
11	-	11	7.00%, 7/15/2023	12	-	12
100	-	100	7.00%, 7/15/2023	107	-	107
30	-	30	7.00%, 7/15/2023	32	-	32
48	-	48	7.00%, 8/15/2023	51	-	51
38	-	38	6.50%, 9/15/2023	40	-	40
64	-	64	6.50%, 9/15/2023	67	-	67
58	-	58	6.50%, 9/15/2023	60	-	60
69	-	69	6.50%, 9/15/2023	73	-	73
324	-	324	6.00%, 10/15/2023	335	-	335
73	-	73	6.50%, 10/15/2023	76	-	76
27	-	27	6.50%, 10/15/2023	28	-	28
55	-	55	7.00%, 10/15/2023	59	-	59
16	-	16	7.50%, 10/15/2023	17	-	17
158	-	158	6.00%, 11/15/2023	164	-	164
122	-	122	6.00%, 11/15/2023	127	-	127
22	-	22	6.50%, 11/15/2023	23	-	23
87	-	87	7.50%, 11/15/2023	93	-	93
91	-	91	6.00%, 12/15/2023	94	-	94
88	-	88	6.00%, 12/15/2023	92	-	92
7	-	7	6.00%, 12/15/2023	7	-	7
133	-	133	6.50%, 12/15/2023	139	-	139
103	-	103	6.50%, 12/15/2023	108	-	108
100	-	100	6.50%, 12/15/2023	105	-	105
44	-	44	6.50%, 12/15/2023	46	-	46
40	-	40	7.00%, 12/15/2023	43	-	43
69	-	69	7.00%, 12/15/2023	74	-	74
81	-	81	6.00%, 1/15/2024	84	-	84
79	-	79	6.50%, 1/15/2024	83	-	83
29	-	29	6.50%, 1/15/2024	30	-	30
95	-	95	6.50%, 1/15/2024	100	-	100
48	-	48	6.50%, 1/15/2024	51	-	51
95	-	95	6.50%, 1/15/2024	99	-	99
81	-	81	6.50%, 1/15/2024	85	-	85
31	-	31	6.50%, 1/15/2024	32	-	32
47	-	47	6.50%, 1/15/2024	49	-	49
64	-	64	6.00%, 2/15/2024	67	-	67
144	-	144	6.00%, 2/15/2024	149	-	149
65	-	65	6.00%, 2/15/2024	67	-	67
38	-	38	6.00%, 3/15/2024	39	-	39
34	-	34	6.50%, 3/15/2024	36	-	36
74	-	74	6.50%, 4/15/2024	77	-	77
217	-	217	6.50%, 7/15/2024	226	-	226
6	-	6	7.50%, 8/15/2024	7	-	7
79	-	79	7.25%, 9/15/2025	85	-	85
43	-	43	6.50%, 10/15/2025	45	-	45
35	-	35	6.50%, 1/15/2026	36	-	36
60	-	60	7.00%, 1/15/2026	64	-	64
82	-	82	6.50%, 3/15/2026	85	-	85
9	-	9	7.00%, 5/15/2026	10	-	10
71	-	71	7.00%, 1/15/2027	76	-	76
40	-	40	7.00%, 3/15/2027	43	-	43
6	-	6	7.50%, 4/15/2027	6	-	6
67	-	67	7.50%, 5/15/2027	72	-	72
16	-	16	7.50%, 5/15/2027	17	-	17
40	-	40	7.50%, 6/15/2027	43	-	43
152	-	152	7.00%, 11/15/2027	163	-	163
82	-	82	7.00%, 12/15/2027	88	-	88
38	-	38	6.50%, 2/15/2028	39	-	39
3	-	3	7.00%, 4/15/2028	3	-	3
108	-	108	7.00%, 4/15/2028	116	-	116
19	-	19	8.00%, 12/15/2030	21	-	21
39	-	39	7.00%, 5/15/2031	42	-	42
11	-	11	6.50%, 7/15/2031	11	-	11
10	-	10	7.00%, 7/15/2031	11	-	11
1	-	1	7.00%, 7/15/2031	1	-	1
13	-	13	7.00%, 9/15/2031	13	-	13
74	-	74	6.50%, 10/15/2031	77	-	77
93	-	93	6.50%, 7/15/2032	97	-	97
443	-	443	6.00%, 8/15/2032	456	-	456
377	-	377	6.00%, 9/15/2032	389	-	389
96	-	96	6.00%, 2/15/2033	99	-	99
1,099	-	1,099	5.00%, 2/15/2034	1,091	-	1,091
47	-	47	6.00%, 1/20/2024	49	-	49
92	-	92	6.00%, 4/20/2024	96	-	96
50	-	50	6.50%, 4/20/2024	52	-	52
98	-	98	6.00%, 5/20/2024	101	-	101
35	-	35	6.00%, 5/20/2024	36	-	36
58	-	58	6.00%, 10/20/2024	60	-	60
33	-	33	6.00%, 9/20/2025	34	-	34
41	-	41	6.00%, 11/20/2025	42	-	42
25	-	25	6.50%, 7/20/2026	26	-	26
55	-	55	6.00%, 10/20/2028	56	-	56
44	-	44	6.50%, 10/20/2028	46	-	46
1,363	-	1,363	5.50%, 5/20/2035	1,381	-	1,381
-	1	1	7.00%, 7/15/2008	-	1	1
-	1	1	13.50%, 9/15/2014	-	2	2
-	5	5	13.50%, 12/15/2014	-	5	5
-	6	6	9.50%, 4/15/2016	-	7	7
-	5	5	9.50%, 9/15/2016	-	6	6
-	29	29	9.50%, 11/15/2016	-	32	32
-	65	65	9.50%, 7/15/2017	-	71	71
-	23	23	9.50%, 7/15/2017	-	26	26
-	16	16	9.50%, 10/15/2017	-	18	18
-	26	26	9.50%, 11/15/2017	-	28	28
-	22	22	9.50%, 9/15/2020	-	24	24
-	248	248	9.50%, 8/15/2021	-	275	275
-	288	288	9.00%, 11/15/2021	-	315	315
-	116	116	8.00%, 4/15/2022	-	127	127
-	282	282	6.50%, 3/15/2024	-	295	295
-	77	77	7.50%, 3/15/2024	-	83	83
-	18	18	7.00%, 10/15/2027	-	19	19
-	61	61	7.00%, 10/15/2027	-	66	66
-	5	5	7.00%, 10/15/2027	-	5	5
-	4	4	7.00%, 10/15/2027	-	4	4
-	6	6	7.00%, 11/15/2027	-	6	6
-	4	4	7.00%, 12/15/2027	-	4	4
-	4	4	7.00%, 12/15/2027	-	5	5
-	3	3	7.00%, 2/15/2028	-	3	3
-	1	1	7.00%, 2/15/2028	-	1	1
-	1	1	7.00%, 5/15/2028	-	1	1
-	1	1	7.00%, 5/15/2028	-	1	1
-	193	193	7.00%, 6/15/2028	-	206	206
-	215	215	7.00%, 12/15/2028	-	231	231
-	135	135	7.00%, 1/15/2029	-	145	145
-	136	136	7.00%, 3/15/2029 (a)	-	145	145
-	117	117	7.00%, 4/15/2029 (f)	-	125	125
-	243	243	7.00%, 4/15/2029 ( c)	-	260	260
-	282	282	7.50%, 8/15/2029	-	304	304
-	130	130	7.50%, 9/15/2029	-	140	140
-	273	273	7.50%, 9/15/2029	-	294	294
-	211	211	7.50%, 10/15/2029	-	227	227

-	163	163	7.50%, 11/15/2029	-	175	175
-	188	188	7.50%, 11/15/2029	-	202	202
-	55	55	7.75%, 12/15/2029	-	60	60
-	990	990	6.50%, 7/15/2032	-	1,032	1,032
-	13,104	13,104	6.00%, 8/15/2034	-	13,500	13,500
-	110	110	9.50%, 9/20/2018	-	121	121
-	28	28	9.50%, 12/20/2020	-	31	31
-	5	5	9.50%, 1/20/2021	-	6	6
-	3	3	9.50%, 2/20/2021	-	4	4
-	8	8	9.50%, 3/20/2021	-	9	9
-	96	96	6.80%, 4/20/2025	-	103	103
-	338	338	6.00%, 4/20/2026	-	348	348
-	492	492	6.00%, 2/20/2029	-	507	507
-	429	429	6.50%, 3/20/2031	-	448	448
-	324	324	6.50%, 4/20/2031	-	339	339
-	222	222	7.00%, 6/20/2031	-	238	238
-	1,960	1,960	6.00%, 5/20/2032 (a)	-	2,019	2,019
-	9,462	9,462	5.50%, 7/20/2033	-	9,589	9,589
-	6,264	6,264	6.00%, 7/20/2033	-	6,468	6,468
-	10,126	10,126	5.50%, 2/20/2034	-	10,264	10,264
-	9,587	9,587	5.50%, 3/20/2034	-	9,718	9,718
-	2,681	2,681	6.50%, 4/20/2034	-	2,792	2,792
-	2,159	2,159	6.50%, 5/20/2034	-	2,248	2,248

				15,668	63,728	79,396

			4.46% U.S. Treasury
8,250	-	8,250	3.25%, 12/31/2009 (f)	8,389	-	8,389
15,000	-	15,000	4.13%, 8/15/2010 (f)	15,615	-	15,615
7,500	-	7,500	4.25%, 10/15/2010 (f)	7,859	-	7,859
6,550	-	6,550	4.63%, 7/31/2012 (f)	6,987	-	6,987
4,250	-	4,250	3.63%, 5/15/2013 (f)	4,368	-	4,368
3,000	-	3,000	4.25%, 8/15/2014 (f)	3,173	-	3,173
8,750	-	8,750	4.13%, 5/15/2015 (f)	9,149	-	9,149
500	-	500	6.13%, 8/15/2029	609	-	609
-	20,000	20,000	4.63%, 2/15/2017 (f)	-	21,397	21,397
-	8,000	8,000	4.50%, 2/15/2036 (f)	-	8,014	8,014

				56,149	29,411	85,560

			0.61% U.S. Treasury Inflation-Indexed Obligations
10,714	-	10,714	3.00%, 7/15/2012 (f)	11,737	-	11,737

			0.66% U.S. Treasury Strip
4,000	-	4,000	0.00%, 11/15/2015 (f)(h)	3,045	-	3,045
13,800	-	13,800	0.00%, 5/15/2020 (h)	8,067	-	8,067
2,900	-	2,900	0.00%, 11/15/2021 (f)(h)	1,559	-	1,559

				12,671	-	12,671

			TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS	301,476	1,108,590	1,410,066

Principal Amount (000's)				Value (000's)
			5.87% REPURCHASE AGREEMENTS
			Finance - Investment Banker & Broker
	23,591	23,591	Morgan Stanley Repurchase Agreement; 1.98% dated 04/30/08 maturing 05/01/08 (collateralized by U.S. Government Agency Issues; $23,847,000; 0.00% - 7.625%; dated 05/12/08 - 03/14/36) (b)		23,590	23,590

			Money Center Banks
42,897		42,897	Deutsche Bank Repurchase Agreement; 1.98% dated 04/30/08 maturing 05/01/08 (collateralized by U.S. Government Agency Issues; $43,388,000; 0.00% - 5.50%; dated 05/09/08 - 04/18/19) (b)	42,895		42,895

3,134	20,008	23,142	Investment in Joint Trading Account; Bank of America Repurchase Agreement; 1.94% dated 04/30/2008 maturing 05/01/2008 (collateralized by Federal Home Loan Bank Agency Issue; $20,607,000; 2.19%; dated 01/23/09)	3,134	20,007	23,141

3,134	20,008	23,142	Investment in Joint Trading Account; Deutsche Bank Repurchase Agreement; 1.97% dated 04/30/2008 maturing 05/01/2008 (collateralized by Sovereign Agency Issues; $20,607,000; 0.00% - 5.36%; dated 05/16/08 - 04/15/18)	3,133	20,007	23,140

			TOTAL REPURCHASE AGREEMENTS	49,162	63,604	112,766
			Total Investments	555,144	$ 1,558,939	2,114,083
			-10.12% Liabilities in Excess of Other Assets, Net	(179,588)	(14,662)	(194,250)
			Pro Forma Adjustment			(5)

			100.00% TOTAL NET ASSETS	375,556	$ 1,544,277	1,919,828

(a)	Variable Rate
(b)	Security was purchased with the cash proceeds from securities loans.
(c)	Market value is determined in accordance with procedures established in good faith by the
Board of Directors. At the end of the period, the value of these securities totaled $2,415 or
0.13% of net assets.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid.
At the end of the period, the value of these securities totaled $9,706 or 0.51% of net assets.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $622 or 0.03% of net assets.
(f)	Security or a portion of the security was on loan at the end of the period.
(g)	Security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial
Statements.
(h)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)
Unrealized Appreciation	$ 6,969	$ 14,274	$ 21,243
Unrealized Depreciation	(17,627)	(22,164)	(39,791)

Net Unrealized Appreciation (Depreciation)	(10,658)	(7,890)	(18,548)
Cost for federal income tax purposes	565,802	1,566,829	2,132,631
All dollar amounts are shown in thousands (000's)

Credit Default Swap Agreements

Buy protection for CMBX.NA.AJ1 Index and pay monthly 0.84% to Morgan Stanley
Capital Services Inc Expires October 2052. (c)
Notional Amount	$ 5,050	$ -	$ 5,050
Unrealized Appreciation/(Depreciation)	$ (218)	$ -	$ (218)

All dollar amounts are shown in thousands (000's)

Interest Rate Swap Agreements

Pay semi-annually a fixed rate of 4.37% and receive quarterly a floating rate based on 3 month LIBOR with UBS-AG. Expires April 2018.
Notional Amount	$ 13,000	$ -	$ 13,000
Unrealized Appreciation/(Depreciation)	$ 2	$ -	$ 2

Receive semi-annually a fixed rate of 4.97% and pay quarterly a floating rate based on 3-
month LIBOR to Lehman Brothers. Expires September 2012.
Notional Amount	$ 5,000	$ -	$ 5,000
Unrealized Appreciation/(Depreciation)	$ 255	$ -	$ 255

Receive semi-annually a fixed rate of 5.61% and pay quarterly a floating rate based on 3-
month LIBOR to Deutsche Bank AG. Expires June 2037.
Notional Amount	$ 2,250	$ -	$2,250
Unrealized Appreciation/(Depreciation)	$ 276	$ -	$ 276

All dollar amounts are shown in thousands (000's)

Futures Contracts

Sell: US 10 Year Note; June
Number of Contracts	70	-	70
Original Value	$ 8,075	$ -	$8,075
Current Market Value	$ 8,106	$ -	$8,106
Unrealized Appreciation/(Depreciation)	$ (31)	$ -	$ (31)

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent

Mortgage Securities	94.76%
Government	7.08%
Financial	5.87%
Asset Backed Securities	2.41%
Liabilities in Excess of Other Assets, Net	-10.12%
TOTAL NET ASSETS	100.00%

Other Assets Summary (unaudited)

Asset Type	Percent

Futures	0.42%
Interest Rate Swaps	0.03%
Credit Default Swaps	0.01%

*Security or a portion of the secuirty held by Government & High Quality Bond Fund will need to be disposed

Pro Forma Notes to Financial Statements
April 30, 2008
(unaudited)

1. Description of the Funds

Government & High Quality Bond Fund and Mortgage Securities Fund are series of Principal Funds, Inc. (the “Fund”). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2. Basis of Combination

On September 8, 2008, the Board of Directors of Principal Funds, Inc., Government & High Quality Bond Fund approved an Agreement and Plan of Reorganization (the “Reorganization”) whereby, subject to approval by the shareholders of Government & High Quality Bond Fund, Mortgage Securities Fund will acquire all the assets of Government & High Quality Bond Fund subject to the liabilities of such fund, in exchange for a number of shares equal to the pro rata net assets of Mortgage Securities Fund.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at April 30, 2008. The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of Government & High Quality Bond Fund and Mortgage Securities Fund at April 30, 2008. The unaudited pro forma statements of operations reflect the results of operations of Government & High Quality Bond Fund and Mortgage Securities Fund for the twelve months ended April 30, 2008. The statements have been derived from the Funds’ respective books and records utilized in calculating daily net asset value at the dates indicated above for Government & High Quality Bond Fund and Mortgage Securities Fund under U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of Mortgage Securities Fund for pre-combination periods will not be restated.

The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

3. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. Security Valuation

Government & High Quality Bond Fund and Mortgage Securities Fund value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the “Manager”) under procedures established and periodically reviewed by the Fund’s Board of Directors.

Short-term securities are valued at amortized cost, which approximates market. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Funds.

5. Futures Contracts

Government & High Quality Bond Fund and Mortgage Securities Fund may enter into futures contracts for both hedging and non-hedging purposes. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Funds agree to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Funds’ cost basis in the contract.

Pro Forma Notes to Financial Statements
April 30, 2008
(unaudited)

6. Options Contracts

The Funds may write call and put options on futures, swaps, securities or currencies it owns for both hedging and non-hedging purposes. Writing put options tends to increase a fund’s exposure to the underlying instrument. Writing call options tends to decrease a fund’s exposure to the underlying instrument. When a fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options contracts written on the statements of assets and liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a fund may not be able to enter into a closing transaction because of an illiquid market. A fund may also purchase put and call options. Purchasing call options tends to increase a fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a fund’s exposure to the underlying instrument. A fund pays a premium which is included on the fund’s statements of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

7. Swap Agreements

The Funds may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon, or calculated by reference to, changes in specified prices or rates for a specified amount of an underlying asset. Swaps are marked-to-market daily based on an evaluated price; changes in value are recorded as unrealized gain or loss. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. Upon termination of swap agreements, the Funds recognize a realized gain or loss. Notional principal amounts are used to express the extent of involvement in these contracts, but the potential amounts subject to loss are much lower. Risks may exceed amounts shown on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, unfavorable interest rate fluctuation, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

Credit default swaps involve commitments to pay a fixed rate at a predetermined frequency in exchange for a lump sum payment if a credit event affecting a third party occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the statements of operations as realized gains or losses.

Interest rate swaps involve the commitment to pay or receive a floating rate of interest in exchange for a fixed rate of interest based on the same notional amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the statements of operations as realized gains or losses.

Total return swaps involve commitments to pay interest in exchange for a market-linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the statements of operations.

Details of swap agreements open at the period end are included in the Funds' schedules of investments.

8. Repurchase Agreements

The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.

Pro Forma Notes to Financial Statements
April 30, 2008
(unaudited)

7. Capital Shares

The pro forma net asset value per share assumes issuance of shares of Mortgage Securities Fund that would have been issued at April 30, 2008, in connection with the Reorganization. The number of shares assumed to be issued is equal to the net assets of Government & High Quality Bond Fund, as of April 30, 2008, divided by the net asset value per share of the Mortgage Securities Fund as of April 30, 2008. The pro forma number of shares outstanding, by class, for the combined fund can be found on the statement of assets and liabilities.

8. Pro Forma Adjustments

The accompanying pro forma financial statements reflect changes in fund shares as if the Reorganization had taken place on April 30, 2008. The expenses of the Government & High Quality Bond Fund were adjusted assuming the fee structure of the Mortgage Securities Fund was in effect for the twelve months ended April 30, 2008.

9. Distributions

No provision for federal income taxes is considered necessary because each fund is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

PART C
OTHER INFORMATION
Item 15.	Indemnification

     Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

     (i) The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

1.	Was committed in bad faith; or
2.	Was the result of active and deliberate dishonesty; or

     (ii) The corporate representative actually received an improper personal benefit in money, property, or services; or

     (iii) In the case of any criminal proceeding, the corporate representative had reasonable cause to believe that the act or omission was unlawful.

     If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of the Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of the Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.

     The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.

Item 16. Exhibits.

Unless otherwise stated, all filing references are to File No. 33-59474

(1)	a.	Articles of Amendment and Restatement (filed 4/12/96)
	b.	Articles of Amendment and Restatement (filed 9/22/00)
	c.	Articles of Amendment and Restatement dated 6/14/02 (filed 12/30/02)
	d.	Articles of Amendment dated 5/23/05 (filed 9/8/05)
	e.	Articles of Amendment dated 9/30/05 (filed 11/22/05)
	f.	Articles of Amendment dated 7/7/06 (Incorporated by reference from exhibit #1(2)b to registration statement No. 333-137477 filed on Form N-14 on 9/20/06)
	g.	Articles of Amendment dated 06/04/08 (filed 07/17/08)

	h.	Articles of Amendment (filed 9/12/97)

	i.	Certificate of Correction dated 9/14/00 (filed 9/22/00)
	j.	Certificate of Correction dated 12/13/00 (filed 10/12/01)

	k.	Articles Supplementary dated 12/11/00 (filed 10/12/01)
	l.	Articles Supplementary dated 3/12/01 (filed 10/12/01)
	m.	Articles Supplementary dated 4/16/02 (filed 12/30/02)
	n.	Articles Supplementary dated 9/25/02 (filed 12/30/02)
	o.	Articles Supplementary dated 2/5/03 (filed 02/26/03)
	p.	Articles Supplementary dated 4/30/03 (filed 9/11/03)
	q.	Articles Supplementary dated 6/10/03 (filed 9/11/03)
	r.	Articles Supplementary dated 9/9/03 (filed 9/11/03)
	s.	Articles Supplementary dated 11/6/03 (filed 12/15/03)
	t.	Articles Supplementary dated 1/29/04 (filed 2/26/04)
	u.	Articles Supplementary dated 3/8/04 (filed 7/27/04)
	v.	Articles Supplementary dated 6/14/04 (filed 9/27/04)
	w.	Articles Supplementary dated 9/13/04 (filed 12/13/04)
	x.	Articles Supplementary dated 10/1/04 (filed 12/13/04)
	y.	Articles Supplementary dated 12/13/04 (filed 2/28/05)
	z.	Articles Supplementary dated 2/4/05 (filed 5/16/05)
	aa.	Articles Supplementary dated 2/24/05 (filed 5/16/05)
	bb.	Articles Supplementary dated 5/6/05 (filed 9/8/05)
	cc.	Articles Supplementary dated 12/20/05 (filed 2/28/06)
	dd.	Articles Supplementary dated 9/20/06 (Incorporated by reference from exhibit #1(4)t to registration statement No. 333-137477 filed on Form N-14 on 9/20/06)
	ee.	Articles Supplementary dated 1/12/07 (filed 1/16/07)
	ff.	Articles Supplementary dated 1/22/07 (filed 07/18/07
	gg.	Articles Supplementary dated 7/24/07 (filed 9/28/07)
	hh.	Articles Supplementary dated 09/13/07 (filed 12/14/07)
	ii.	Articles Supplementary dated 1/3/08 (filed 03/05/08)
	jj.	Articles Supplementary dated 3/13/08 (filed 05/01/08)
	kk.	Articles Supplementary dated 06/23/08 (filed 07/17/08)
	ll.	Articles Supplementary dated 09/10/08 **

(2)	By-laws (filed 12/29/05)

(3)	N/A

(4)	Forms of Plans of Reorganization (filed herewith as Appendix A to the Proxy
Statement/Prospectus)

(5)	Included in Exhibits 1 and 2 hereto.

(6)	(1)	a.	Management Agreement (filed 9/12/97)
		b.	1st Amendment to the Management Agreement (filed 9/22/00)
		c.	Management Agreement (filed 12/5/00)
		d.	Amendment to Management Agreement dated 9/9/02(filed 12/30/02)
		e.	Amendment to Management Agreement dated 3/11/02 (filed 02/26/03)
		f.	Amendment to Management Agreement dated 12/10/02 (filed 02/26/03)
		g.	Amendment to Management Agreement dated 10/22/03 (filed 12/15/03)
		h.	Amendment to Management Agreement dated 3/8/04 (filed 6/1/04)
		i.	Amendment to Management Agreement dated 6/14/04 (filed 9/27/04)
		j.	Amendment to Management Agreement dated 7/29/04 (filed 9/27/04)
		k.	Amendment to Management Agreement dated 9/13/04 (filed 9/27/04)
		l.	Amendment to Management Agreement dated 12/13/04 (filed 2/28/05)
		m.	Amendment to Management Agreement dated 1/1/05 (filed 2/28/05)
		n.	Amendment to Management Agreement dated 9/30/05 (filed 11/22/05)
		o.	Amendment to Management Agreement dated 1/12/07 (filed 1/16/07)
		p.	Amendment to Management Agreement dated 9/12/07 (filed 9/28/07)
		q.	Amendment to Management Agreement dated 10/01/07 (filed 12/14/07)
		r.	Amendment to Management Agreement dated 10/31/07 (filed 12/14/07)
		s.	Amendment to Management Agreement dated 2/7/08 (filed 05/01/08)
		t.	Amendment to Management Agreement dated 06/24/08 (filed 09/30/08)

	(2)	a.	American Century Sub-Advisory Agreement (filed 12/5/00)
		b.	Amended & Restated Sub-Adv Agreement with Amer. Century (filed 9/11/03)
		c.	Amended & Restated Sub-Adv Agreement with Amer. Century (filed 9/27/04)
		d.	Amended & Restated Sub-Adv Agreement with Amer. Century dated
6/13/05 (filed 9/8/05)
		e.	Amended & Restated Sub-Adv Agreement with Amer. Century dated
9/19/06 (Incorporated by reference from exhibit #6(3)e to registration statement No. 333-137477 filed on Form N-14 on 10/6/06)

	(3)	a.	Ark Asset Management Sub-Advisory Agreement (filed 2/27/01)
		b.	Amended & Restated Sub-Adv Agreement with Ark (filed 9/11/03)

	(4)	a.	AXA Rosenberg Investment Management LLC Sub-Advisory Agreement
dated **

	(5)	a.	Barrow Hanley Sub-Advisory Agreement dtd 7/12/05 (filed 9/8/05)

	(6)	a.	Bernstein Sub-Advisory Agreement (filed 12/5/00)
		b.	Amendment to Bernstein Sub-Advisory Agreement dated 3/28/03 (filed
9/11/03)
		c.	Amended & Restated Bernstein Sub-Advisory Agreement dated 7/1/04 (filed
9/27/04)

	(7)	a.	Causeway Capital Management LLC Sub-Advisory Agreement dated **

	(8)	a.	Columbus Circle Investors Sub-Advisory Agreement dated 1/5/05 (filed
9/8/05)

	b.	Amended & Restated Sub-Adv Agreement with Columbus Circle dated
9/15/05 (filed 10/20/06)
	c.	Amended & Restated Sub-Adv Agreement with Columbus Circle dated
12/15/06 (filed 1/16/07)

(9)	a.	Dimensional Fund Advisors Sub-Advisory Agreement (filed 6/1/04)

(10)	a.	Edge Asset Management Sub-Advisory Agreement dated 1/12/07 (filed
1/16/07)

(11)	a.	Emerald Advisors, Inc. Sub-Advisory Agreement (filed 9/27/04)

(12)	a.	Essex Investment Management Company, LLC. Sub-Advisory Agreement
dated 6/30/06 (filed 10/20/06)

(13)	a.	Goldman Sachs Sub-Advisory Agreement(filed 12/30/02)
	b.	Amended & Restated Sub-Adv Agreement with Goldman Sachs (filed
9/11/03)
	c.	Amended & Restated Goldman Sachs Sub-Advisory Agreement dated
11/20/03 (filed 12/15/03)
	d.	Amended & Restated Goldman Sachs Sub-Advisory Agreement dated
6/30/04 (filed 2/28/05)

(14)	a.	Jacobs Levy Equity Management, Inc. Sub-Advisory Agreement dated
6/15/06 (filed 10/20/06)
	b.	Amended & Restated Sub-Advisory Agreement with Jacobs Levy dated
1/2/08 (filed 03/05/08)

(15)	a.	JP Morgan Sub-Advisory Agreement (filed 12/30/02)
	b.	Amended & Restated Sub-Adv Agreement with JP Morgan (filed 9/11/03)
	c.	Amended & Restated Sub-Adv Agreement with JP Morgan dated 7/18/07
(filed 9/28/07)

(16)	a.	Lehman Brothers dated 7/18/07 (filed 9/28/07)

(17)	a.	Los Angeles Capital Management Sub-Advisory Agreement (filed 9/27/04)
	b.	Amended & Restated Sub-Adv Agreement with LA Capital dated 9/12/05
(filed 11/22/05)

(18)	a.	MacKay Shields LLC Sub-Advisory Agreement dated 1/2/08 (filed 03/05/08)

(19)	a.	Mazama Capital Management Sub-Advisory Agreement (filed 6/1/04)

(20)	a.	Mellon Equity Associates LLP Sub-Advisory Agreement dtd 12/21/04 (filed
2/28/05)
	b.	Amended & Restated Sub-Adv Agreement with Mellon Equity dated 8/8/05
(filed 11/22/05)
	c.	Amended & Restated Sub-Adv Agreement with Mellon Capital dated 1/1/08
(filed 3/28/08)

(21)	a.	Neuberger Berman Sub-Advisory Agreement (filed 12/5/00)
	b.	Amended & Restated Sub-Adv Agreement with Neuberger Berman (filed
9/11/03)
	c.	Amended & Restated Sub-Advisory Agreement with Neuberger Berman dated 10/31/03 (filed 12/15/03)

	d.	Amended & Restated Sub-Advisory Agreement with Neuberger Berman dated 7/1/04 (filed 2/28/05)

(22)	a.	Pacific Investment Management Company LLC Sub-Advisory Agreement
dated **

(23)	a.	Principal Global Investors Sub-Advisory Agreement (filed 12/30/02)
	b.	Amended and Restated PGI Sub-Advisory Agreement (filed 02/26/03)
	c.	Amended & Restated Sub-Adv Agreement with PGI (filed 9/11/03)
	d.	Amended & Restated Sub-Adv Agreement with PGI (filed 6/1/04)
	e.	Amended & Restated Sub-Adv Agreement with PGI dtd 7-29-04 (filed
9/27/04)
	f.	Amended & Restated Sub-Adv Agreement with PGI dtd 9-13-04 (filed
12/13/04)
	g.	Amended & Restated Sub-Adv Agreement with PGI dtd 12-13-04 (filed
9/8/05)
	h.	Amended & Restated Sub-Adv Agreement with PGI dtd 7-1-05 (filed 9/8/05)
	i.	Sub-Sub-Advisory Agreement with Spectrum dtd 7/1/2005 (filed 12/29/05)
	j.	Sub-Sub-Advisory Agreement with Post dtd 7/1/2005 (filed 12/29/05)
	k.	Amended & Restated Sub-Adv Agreement with PGI dtd 3/1/06 (filed 2/28/06)

(24)	a.	Principal Capital Real Estate Investors Sub-Advisory Agreement (filed
2/27/01)
	b.	1st Amendment to the PCREI Sub-Advisory Agreement (filed 10/12/01)
	c.	2nd Amendment to the PCREI Sub-Advisory Agreement (filed 10/12/01)
	d.	Amended & Restated Sub-Adv Agreement with PCREI (filed 9/11/03)
	e.	Amended & Restated Sub-Adv Agreement with PREI dated 9/12/05 (filed
12/29/05)
	f.	Amended & Restated Sub-Adv Agreement with PREI dated 1/1/06 (filed
2/28/06)
	g.	Amended & Restated Sub-Adv Agreement with PREI dated 10/1/07 (filed
9/28/07)

(25)	a.	Pyramis Global Advisors, LLC dated 1/1/07 (filed 1/16/07)

(26)	a.	Spectrum Sub-Advisory Agreement (filed 04/29/02)
	b.	Amended & Restated Sub-Adv Agreement with Spectrum (filed 9/11/03)
	c.	Amended & Restated Sub-Adv Agreement with Spectrum dated 9/12/05
(filed 12/29/05)

(27)	a.	T. Rowe Price Sub-Advisory Agreement dated 3/8/04 (filed 6/1/04)
	b.	Amended & Restated Sub-Adv Agreement with T. Rowe Price dated 8/24/04
(filed 9/27/04)
	c.	Amended & Restated Sub-Adv Agreement with T. Rowe Price dated 8/1/05
(filed 12/29/05)
	d.	Amended & Restated Sub-Adv Agreement with T. Rowe Price dated 8/1/06
(filed 10/20/06)

(28)	a.	Turner Sub-Advisory Agreement (filed 12/5/00)
	b.	Amended & Restated Sub-Adv Agreement with Turner dated 10/31/07. (filed
12/14/07)

(29)	a.	UBS Global Asset Management Sub-Advisory Agreement (filed 04/29/02)
	b.	Amended & Restated Sub-Adv Agreement with UBS (filed 9/11/03)
	c.	Amended & Restated Sub-Adv Agreement with UBS dated 4/1/04 filed
6/1/04)

	(30)	a.	Vaughan Nelson Investment Management Sub-Advisory Agreement dtd
9/21/05 (filed 11/22/05)

	(31)	a.	Van Kampen Sub-Advisory Agreement dated 1/12/07 (filed 1/16/07)
		b.	Amended & Restated Sub-Adv Agreement with Van Kampen dated 4/1/07
(filed 7/18/07)(filed 9/28/07)

	(32)	a.	Westwood Management Corporation Sub-Advisory Agreement dated
7/15/08 (filed 07/17/08)

(7)	(1)	a.	Distribution Agreement (filed 4/12/96)
		b.	1st Amendment to the Distribution Agreement (filed 9/22/00)
		c.	Distribution Agreement (filed 9/22/00)
		d.	Distribution Plan and Agreement (Select Class)(filed 12/30/02)
		e.	Amended and Restated Distribution Plan and Agreement (Select Class)(filed
12/30/02)
		f.	Amended and Restated Distribution Plan and Agreement (Advisors Select
Class)(filed 12/30/02)
		g.	Amended and Restated Distribution Plan and Agreement (Advisors
Preferred Class)(filed 12/30/02)
		h.	Amended and Restated Distribution Plan and Agreement (Class J)(filed
12/30/02)
		i.	Amended and Restated Distribution Agreement (filed 12/30/02)
		j.	Amendment to Distribution Plan and Agreement (Advisors Preferred Class)
(filed 02/26/03)
		k.	Amendment to Distribution Plan and Agreement (Advisors Select Class)
(filed 02/26/03)
		l.	Amendment to Distribution Plan and Agreement (Select Class) (filed
02/26/03)
		m.	Amendment to Distribution Agreement dtd 03/02 (filed 02/26/03)
		n.	Amendment to Distribution Agreement dtd 12/02 (filed 02/26/03)
		o.	Amended & Restated Distribution Agreement dtd 10/22/03 (filed 12/15/03)
		p.	Amended & Restated Distribution Agreement dtd 6/14/04 (filed 9/27/04)
		q.	Amended & Restated Distribution Agreement dtd 2/24/05 (filed 9/8/05)
		r.	Distribution Agreement (Class A, B and C) dtd 1/12/07 (filed 1/16/07)
		s.	Distribution Agreement (Instl and J) dtd 1/12/07 (filed 1/16/07)
		t.	Distribution Agreement (Class A, B, C, J, Institutional, Advisors Preferred,
Preferred, Advisors Select, Select, Advisors Signature Classes) dtd 3/11/08
(filed 05/01/08)

(8)	Not Applicable

(9)	(1)	a.	Domestic Portfolio Custodian Agreement with Bank of New York (filed
4/12/96)
		b.	Domestic Funds Custodian Agreement with Bank of New York (filed 12/5/00)
		c.	Domestic and Global Custodian Agreement with Bank of New York (filed
11/22/05)

(10)	Rule 12b-1 Plan
	(1)	R-3 f/k/a Advisors Preferred Plan (filed 9/22/2000)
		a.	Amended & Restated dtd 9/9/02 (filed 12/30/02)
		b.	Amended & Restated dtd 3/11/04 (filed 3/14/04)
		c.	Amended & Restated dtd 6/14/04 (filed 9/27/04)
		d.	Amended & Restated dtd 9/13/04 (filed 9/27/04)
		e.	Amended & Restated dtd 12/13/04 (filed 2/28/05)

	f.	Amended & Restated dtd 9/30/05 (filed 11/22/05
	g.	Amended & Restated dtd 9/11/06 (Incorporated by reference from exhibit
#10(1)g to registration statement No. 333-137477 filed on Form N-14 on
10/6/06)
	h.	Amended & Restated dtd 1/12/07 (filed 1/16/07)
	i.	Amended & Restated dtd 3/11/08 (filed 05/01/08)

(2)	R-2 f/k/a Advisors Select Plan (filed 9/22/2000)
	a.	Amended & Restated dtd 9/9/02 (filed 12/30/02)
	b.	Amended & Restated dtd 3/11/04 (filed 3/14/04)
	c.	Amended & Restated dtd 6/14/04 (filed 9/27/04)
	d.	Amended & Restated dtd 9/13/04 (filed 9/27/04)
	e.	Amended & Restated dtd 12/13/04 (filed 2/28/05)
	f.	Amended & Restated dtd 9/30/05 (filed 11/22/05)
	g.	Amended & Restated dtd 9/11/06 (Incorporated by reference from exhibit
#10(2)g to registration statement No. 333-137477 filed on Form N-14 on
10/6/06)
	h.	Amended & Restated dtd 1/12/07 (filed 1/16/07)
	i.	Amended & Restated dtd 3/11/08 (filed 05/01/08)

(3)	R-4 f/k/a Select Plan (filed 12/30/02)
	a.	Amended & Restated dtd 9/9/02 (filed 12/30/02)
	b.	Amended & Restated dtd 3/11/04 (filed 3/14/04)
	c.	Amended & Restated dtd 6/14/04 (filed 9/27/04)
	d.	Amended & Restated dtd 9/13/04 (filed 9/27/04)
	e.	Amended & Restated dtd 12/13/04 (filed 2/28/05)
	f.	Amended & Restated dtd 9/30/05 (filed 11/22/05)
	g.	Amended & Restated dtd 9/11/06 (Incorporated by reference from exhibit
#10(3)g to registration statement No. 333-137477 filed on Form N-14 on
10/6/06)
	h.	Amended & Restated dtd 1/12/07 (filed 1/16/07)
	i.	Amended & Restated dtd 3/11/08 (filed 05/01/08)

(4)	Class J Plan (filed 12/30/02)
	a.	Amended & Restated dtd 9/9/02 (filed 12/30/02)
	b.	Amended & Restated dtd 9/13/04 (filed 9/27/04)
	c.	Amended & Restated dtd 12/13/04 (filed 2/28/05)
	d.	Amended & Restated dtd 9/30/05 (filed 11/22/05)
	e.	Amended & Restated dtd 9/11/06 (Incorporated by reference from exhibit
#10(4)e to registration statement No. 333-137477 filed on Form N-14 on
10/6/06)
	f.	Amended & Restated dtd 1/12/07 (filed 1/16/07)
	g.	Amended & Restated dtd 1/1/08 (filed 03/05/08)
	h.	Amended & Restated dtd 1/1/08 (filed 05/01/08)
	i.	Amended & Restated dtd 3/11/08 (filed 05/01/08)

(5)	R-1 f/k/a Advisors Signature Plan (filed 12/13/04)
	a.	Amended & Restated dtd 9/13/04 (filed 9/27/04)
	b.	Amended & Restated dtd 12/13/04 (filed 2/28/05)
	c.	Amended & Restated dtd 9/30/05 (filed 11/22/05)
	d.	Amended & Restated dtd 9/11/06 (Incorporated by reference from exhibit
#10(5)d to registration statement No. 333-137477 filed on Form N-14 on
10/6/06)
	e.	Amended & Restated dtd 1/12/07 (filed 1/16/07)
	f.	Amended & Restated dtd 3/11/08 (filed 5/01/08)

	(6)	Class A Plan (filed 2/28/05)
		a.	Amended & Restated dtd 9/30/05 (filed 11/22/05)
		b.	Amended & Restated dtd 12/1/05 (Incorporated by reference from exhibit
#10(6)b to registration statement No. 333-137477 filed on Form N-14 on
9/20/06)
		c.	Amended & Restated dtd 1/12/07 (filed 1/16/07)
		d.	Amended & Restated dtd 10/01/07 (filed 12/14/07)

	(7)	Class B Plan (filed 2/28/05)
		a.	Amended & Restated dtd 9/30/05 (filed 11/22/05)
		b.	Amended & Restated dtd 12/1/05 (Incorporated by reference from exhibit
#10(7)b to registration statement No. 333-137477 filed on Form N-14 on
9/20/06)
		c.	Amended & Restated dtd 1/12/07 (filed 1/16/07)
		d.	Amended & Restated dtd 3/13/07 (filed 12/14/07)

	(8)	Class C Plan
		a.	dated 9/11/06 (Incorporated by reference from exhibit #10(8)a to registration statement No. 333-137477 filed on Form N-14 on 10/6/06)
		b.	Amended & Restated dtd 1/12/07 (filed 1/16/07)
		c.	Amended & Restated dtd 10/01/07 (filed 12/14/07)

	(9)	Class S Plan dtd 5/1/08 (filed 05/01/08)

(11)	Opinion and Consent of counsel, regarding legality of issuance of shares and other matters *

(12)	Not Applicable

(13)	Not Applicable

(14)	Consent of Independent Registered Public Accountants
	(a)	Consent of Ernst & Young LLP *

(15)	Not Applicable

(16)	(a)	Powers of Attorney*

(17)	(a)	Prospectuses of Principal Investors Fund dated March 1, 2008, as supplemented
(filed June 17, 2008)

	(b)	Statement of Additional Information of Principal Investors Fund dated May 1, 2008, as supplemented (filed June 17, 2008)

	(c)	Annual Report of Principal Funds, Inc. for the fiscal year ended October 31, 2007
(filed December 28, 2007)

	(d)	Semi-Annual Report of Principal Funds, Inc. for the period ended April 30, 2008
(filed July 7, 2008)

*	Filed herein.
**	To be filed by amendment.

Item 17. Undertakings

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include an opinion of counsel regarding the tax consequences of the proposed reorganization.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Principal Funds, Inc., has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Des Moines and State of Iowa, on the 12th day of November, 2008.

Principal Funds, Inc. (Registrant)

By /s/ R. C. Eucher ______________________________________ R. C. Eucher Director, Vice Chairman and Chief Executive Officer

Attest: /s/ Beth Wilson ______________________________________ Beth Wilson Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. C. Eucher
R. C. Eucher	Director, Vice Chairman and Chief Executive	November 12, 2008
Officer (Principal Executive Officer)

/s/ L. A. Rasmussen
L. A. Rasmussen	Vice President, Controller and Chief Financial Officer	November 12, 2008
(Principal Financial Officer and Controller)

(L. D. Zimpleman)*
L. D. Zimpleman	Director and Chairman of the Board	November 12, 2008

/s/ M. J. Beer
M. J. Beer	Executive Vice President	November 12, 2008

(E. Ballantine)*
E. Ballantine	Director	November 12, 2008

(K. Blake)*
K. Blake	Director	November 12, 2008

(C. Damos)*
C. Damos	Director	November 12, 2008

(R. W. Gilbert)*
R. W. Gilbert	Director	November 12, 2008

(M. A. Grimmett)*
M. A. Grimmett	Director	November 12, 2008

(F. S. Hirsch)*
F. S. Hirsch	Director	November 12, 2008

(W. C. Kimball)*
W. C. Kimball	Director	November 12, 2008

(B. A. Lukavsky)*
B. A. Lukavsky	Director		November 12, 2008

(W. G. Papesh)*
W. G. Papesh	Director		November 12, 2008

(D. Pavelich)*
D. Pavelich	Director		November 12, 2008

		*By	/s/ M. J. Beer
M. J. Beer
Executive Vice President

Pursuant to Powers of Attorney filed herewith.

EXHIBIT INDEX
Exhibit No.	Description
4	Form of Plan of Reorganization (filed herewith as Appendix A to the Proxy
Statement/Prospectus)
11	Opinion and Consent of counsel regarding legality of issuance of shares and other matters
14(a)	Consent of Ernst & Young LLP, Independent Registered Public Accountants
16(a)	Powers of Attorney